As filed with the Securities and Exchange Commission on August 26, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22205

Genworth Variable Insurance Trust

(Exact name of registrant as specified in charter)

2300 Contra Costa Boulevard, Suite 600

Pleasant Hill CA 94523-3967

(Address of principal executive offices) (Zip code)

Starr E. Frohlich

Genworth Financial Wealth Management, Inc.

2300 Contra Costa Boulevard, Suite 600

Pleasant Hill CA 94523-3967

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

Item 1.	Reports to Stockholders.

Genworth Variable Insurance Trust

Genworth Calamos Growth Fund

Genworth Columbia Mid Cap Value Fund

Genworth Davis NY Venture Fund

Genworth Eaton Vance Large Cap Value Fund

Genworth Legg Mason ClearBridge Aggressive Growth Fund

Genworth PIMCO StocksPLUS Fund

Genworth Goldman Sachs Enhanced Core Bond Index Fund

Genworth Enhanced Small Cap Index Fund

Genworth Enhanced International Index Fund

Genworth 40/60 Index Allocation Fund

Genworth 60/40 Index Allocation Fund

Genworth Moderate Allocation Fund

Genworth Growth Allocation Fund

SEMI-ANNUAL REPORT

JUNE 30, 2010

GVIT-semi-annual (2010-08)

Letter from the President	i
Funds at a Glance	3

Dear Shareholder:

Enclosed is the Semi-Annual Report for the portfolios within the Genworth Variable Insurance Trust for the period January 1, 2010 through June 30, 2010.

At the mid-point of 2010, the broader equities markets were down for the year, with the S&P 500® Index lower by 6.7%.1 The global markets saw similar performance, with the MSCI EAFE® Index returning –12.9% year-to-date. Despite these declines, the equity markets continued to hold general levels achieved during the sharp run-up in equity prices that followed the extreme lows of March 9, 2009.

The first half of 2010 was a tale of two quarters. Excepting the modest pullback from mid-January to early February, the first quarter saw steady gains and modest volatility. In the latter part of the second quarter, volatility increased sharply and the broader markets registered declines. In late June, the S&P 500 Index reached a new year-to-date low.

Currently, the market seems focused on three main concerns: the European debt crisis, unemployment, and housing.

European debt crisis: The European debt crisis was the big financial story of the reporting period, as investors weighed the threat of default in countries such as Greece, Portugal, Spain, Italy and Ireland against the overall strength of the European economy and the ability of European nations to tighten government spending. In May, the European Union, along with individual European nations and the International Monetary Fund, created a loan package of over one trillion dollars in an effort to forestall the crisis.

While the loan package was generally welcomed by investors, individual countries in Europe may still face major difficulties in working through their debt issues. Greece, in particular, has the least competitive economy in the EU and appears to have more deeply rooted financial difficulties than most European nations.

Unemployment: Though many sectors of the economy have shown signs of growth, unemployment remains stubbornly high. Recent months have seen modest jobs growth; however, the number of jobs added has had only minimal impact on the larger employment outlook. Ned Davis Research believes the job market will likely remain difficult: “We worry that the pace of job creation may not be rapid enough to quickly bring down the unemployment rate. We believe it could take several years for the labor market to get back to full employment.”2 Supporting this view, Ned Davis cites concerns among employers about the long-term strength of the economy, limited job creation among small and new business owners, and the fact that employers now have more alternatives to hiring permanent employees, among other factors.

Housing: For those cheering on the economic recovery, the housing market has been both friend and foe. Earlier this year, prices seemed to have found a bottom, and some regional markets actually showed signs of improvement. But more recent news has not been as good.

Though a pullback in the number of new single-family home sales was expected following the rush to sign contracts before the April 30th tax credit deadline, the new home sales numbers for May were

[1]	Index performance shown for illustrative purposes only. You cannot invest directly in an index. Descriptions of each index can be found on page 16 of this shareholder report.
[2]	Daily Economic Commentary, Ned Davis Research, Inc. (April 21, 2010).

i

worse than many expected, down 32.7% to the lowest annualized rate ever recorded.3 Sales in the West were even worse, down 53.2%.4 Meanwhile, according to the S&P/Case-Shiller Home Price Index, home prices have fallen for six straight months.

Economic Recovery: So how strong will the economic recovery be? Though there are some indications that the recovery continues—corporate profits, business productivity and exports have been strong—we feel the discouraging news about unemployment and housing has many believing the recovery still faces significant headwinds.

Conclusion: With investors seeking clarity on the strength of the recovery, we believe the equities markets may be particularly sensitive to new data in the coming months. Our approach to such an environment will be to focus on risk management while maintaining a global economic perspective.

We thank you for the trust you have placed in us and we will continue to work hard to navigate challenges and opportunities on your behalf.

Sincerely,

Carrie E. Hansen

President

[3]	Press Release, U.S. Commerce Department, New Residential Sales in May 2010 (June 23, 2010).
[4]	Daily Economic Commentary, Ned Davis Research, Inc. (June 23, 2010)

ii

Genworth Calamos Growth Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, the Russell 3000® Growth Index.

•

The fund trailed the benchmark primarily due to its higher quality tilt and sector allocations, although security selection was generally positive for the period. Significant overweight exposure to the energy sector was the largest detractor from performance. Energy stocks sold off due to concerns over supply and demand imbalance in the natural gas industry leading to depressed prices for natural gas. Additionally, BP’s drilling spill in the Gulf of Mexico adversely impacted the sector.

•	Security selection within the health care and technology sectors was particularly strong, driven by an emphasis on global market leaders.

Sectors

Rank	Sector	% of Net Assets
1	Information Technology	38.9
2	Consumer Discretionary	15.2
3	Industrials	12.1
4	Health Care	10.7
5	Energy	9.6
6	Financials	5.5
7	Materials	4.4
8	Consumer Staples	1.0
9	Telecommunication Services	0.7
	Cash, Equivalents, & Other Assets	1.9

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Apple, Inc.	4.7
2	Google, Inc.	4.3
3	Amazon.com, Inc.	3.2
4	priceline.com, Inc.	2.4
5	Occidental Petroleum Corp.	2.2
6	ABB Ltd. - ADR	2.0
7	United Technologies Corp.	1.8
8	National-Oilwell Varco, Inc.	1.7
9	Apache Corp.	1.7
10	Parker Hannifin Corp.	1.6

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending June 30, 2010

	One Year	Since Commencement of Operations(1)
Genworth Calamos Growth Fund
Service Shares	14.35%	-6.88%
Institutional Shares	N/A	-5.65%
Russell 3000® Growth Index	13.95%	-5.24	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell 3000® Growth Index is from the commencement date of the Service Shares. The Russell 3000® Growth Index return from the commencement date of the Institutional Shares is -4.76%.

Genworth Columbia Mid Cap Value Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, the Russell MidCap® Value Index.

•

Security selection was the main driver of the lagging returns for the period. The emphasis on more defensive names continued to be a drag on returns, as higher risk securities with exposure to an improving global economy rallied for most of the six-month period.

•

Security selection within the energy sector was the largest area of disappointment. Within the energy sector, exposure to natural gas stocks, including Massey and Cabot Oil, detracted from performance. Natural gas stocks fell significantly due to growing concerns over supply and demand imbalance. Additionally, BP’s drilling spill in the Gulf of Mexico raised concerns about the future of offshore drilling, which created additional headwinds.

Sectors

Rank	Sector	% of Net Assets
1	Financials	27.7
2	Consumer Discretionary	13.3
3	Industrials	11.1
4	Energy	10.0
5	Utilities	8.4
6	Materials	8.2
7	Information Technology	7.6
8	Health Care	5.2
9	Consumer Staples	4.0
	Cash, Equivalents, & Other Assets	4.5

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	The J.M. Smucker Co.	1.9
2	Discover Financial Services	1.8
3	Lincoln National Corp.	1.6
4	Rayonier, Inc.	1.5
5	Wisconsin Energy Corp.	1.5
6	Sempra Energy	1.5
7	Comerica, Inc.	1.4
8	Equity Residential	1.4
9	ACE Ltd.	1.4
10	Packaging Corporation of America	1.4

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending June 30, 2010

	One Year	Since Commencement of Operations(1)
Genworth Columbia Mid Cap Value Fund
Service Shares	21.52%	-8.30%
Institutional Shares	N/A	-0.14%
Russell Midcap® Value Index	28.91%	-5.52	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell Midcap Value® Index is from the commencement date of the Service Shares. The Russell Midcap® Value Index return from the commencement date of the Institutional Shares is 2.97%.

Genworth Davis NY Venture Fund

Manager's Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, the S&P 500® Index.

•

Although sector positioning was positive for the period, security selection more than offset the positive allocation effect. Stock selection within the consumer discretionary sector was the largest area of disappointment. Tax specialist H&R Block fell almost 30% for the period and Amazon.com also slipped during the period as investors took advantage of the price appreciation and took profits.

•

While benefiting from an underweight exposure, security selection within the technology sector also proved disappointing. Google fell more than 28% partially due to its announced plans to pull out of China. Offsetting the negative performance, the overweight exposure to the financials sector combined with strong security selection, in the industry provided positive returns for the six-month period.

Sectors

Rank	Sector	% of Net Assets
1	Financials	27.9
2	Consumer Staples	16.0
3	Energy	14.7
4	Health Care	11.2
5	Information Technology	7.1
6	Consumer Discretionary	6.0
7	Materials	5.2
8	Industrials	5.0
9	Telecommunication Services	0.4
	Cash, Equivalents, & Other Assets	6.5

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	American Express Co.	4.5
2	Wells Fargo & Company	4.3
3	Berkshire Hathaway, Inc. - Class A	4.3
4	EOG Resources, Inc.	3.9
5	Costco Wholesale Corporation	3.9
6	The Bank of New York Mellon Corp.	3.7
7	Occidental Petroleum Corp.	3.5
8	CVS Caremark Corporation	3.1
9	Devon Energy Corp.	3.0
10	Merck & Co., Inc.	3.0

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending June 30, 2010

	One Year	Since Commencement of Operations(1)
Genworth Davis NY Venture Fund
Service Shares	14.36%	-7.48%
Institutional Shares	N/A	-4.23%
S&P 500® Index	14.43%	-7.37	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the S&P 500® Index is from the commencement date of the Service Shares. The S&P 500® Index return from the commencement date of the Institutional Shares is -4.93%.

Genworth Eaton Vance Large Cap Value Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, the Russell 1000® Value Index.

•

The fund trailed the benchmark largely due to its higher quality bias, which resulted in security selection being the driver of the lagging returns. Stock selection within the energy sector was the single largest detractor during the period. Energy stocks fell under pressure as investors worried about the potential impact of supply and demand imbalance on natural gas prices in addition to concerns over the future of offshore drilling resulting from BP’s spill in the Gulf of Mexico.

•

The materials sector was another area of disappointing security selection, specifically the Fund’s overweight position in Freeport-McMoran Copper & Gold Inc. Although the company posted solid earnings, the stock fell due to global macro concerns. In particular, China’s decision to reduce its pace of economic growth to avoid potential inflation weighed heavily on the stock during the period.

Sectors

Rank	Sector	% of Net Assets
1	Financials	24.9
2	Energy	12.6
3	Health Cae	11.0
4	Industrials	10.9
5	Information Technology	9.4
6	Consumer Staples	9.3
7	Consumer Discretionary	9.2
8	Utilities	4.4
9	Materials	3.7
	Cash, Equivalents, & Other Assets	4.6

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Wells Fargo & Company	2.5
2	McDonald's Corp.	2.5
3	Bank of America Corporation	2.5
4	JPMorgan Chase & Co.	2.5
5	Occidental Petroleum Corp.	2.4
6	ConocoPhillips	2.3
7	Exxon Mobil Corp.	2.2
8	The PNC Financial Services Group, Inc.	2.2
9	Prudential Financial, Inc.	2.2
10	Apache Corp.	2.2

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending June 30, 2010

	One Year	Since Commencement of Operations(1)
Genworth Eaton Vance Large Cap Value Fund
Service Shares	10.10%	-10.65%
Institutional Shares	N/A	-7.07%
Russell 1000® Value Index	16.92%	-9.09	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell 1000® Value Index is from the commencement date of the Service Shares. The Russell 1000® Value Index return from the commencement date of the Institutional Shares is -3.41%.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

Manager's Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund outperformed its benchmark, the Russell 3000® Growth Index.

•

Security selection within the technology and consumer discretionary sectors was the largest driver of performance. Owning smaller technology companies such as SanDisk benefited returns as the stock rallied on solid earnings growth. Exposure to cable and media securities, like Comcast Corp, and Cablevisions Systems, proved beneficial to returns within consumer discretionary. Although security selection was positive, sector allocation muted some of the gain.

•

The Fund's overweight exposure to the energy sector and security selection within the energy sector detracted from performance during the period. The energy sector experienced pressure due to supply and demand imbalance in the natural gas industry coupled with BP’s oil spill in the Gulf of Mexico that fueled calls for banning all offshore drilling in the U.S, forcing many energy securities to trade significantly lower. Weatherford International Ltd. was a disappointment within the energy sector during the period.

Sectors

Rank	Sector	% of Net Assets
1	Health Care	35.2
2	Consumer Discretionary	18.8
3	Energy	14.4
4	Information Technology	14.2
5	Industrials	8.7
6	Financials	2.7
7	Materials	1.9
	Cash, Equivalents, & Other Assets	4.1

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	UnitedHealth Group, Inc.	6.6
2	Genzyme Corp.	5.7
3	Forest Laboratories, Inc.	5.3
4	Biogen Idec, Inc.	5.3
5	Comcast Corp. - Series C	5.0
6	Amgen, Inc.	5.0
7	Anadarko Petroleum Corp.	4.9
8	Cablevision Systems Corp.	4.9
9	Weatherford International Ltd.	4.9
10	SanDisk Corp.	3.6

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending June 30, 2010

	One Year	Since Commencement of Operations(1)
Genworth Legg Mason ClearBridge Aggressive Growth Fund
Service Shares	13.40%	-4.22%
Institutional Shares	N/A	-2.38%
Russell 3000® Growth Index	13.95%	-5.24	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell 3000® Growth Index is from the commencement date of the Service Shares. The Russell 3000® Growth Index return from the commencement date of the Institutional Shares is -4.76%.

Genworth PIMCO StocksPLUS Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund outperformed its benchmark, the S&P 500® Index.

•

The Fund used derivative instruments to gain exposure to the S&P 500® Index over the period but the primary driver of returns came from holding securities that offered a higher yield than U.S. Treasuries, including corporate bonds, emerging market bonds, and non-agency mortgage-backed securities.

•

Within corporate bonds, security selection in financials was particularly strong. Duration positioning in U.S. and Europe was also additive for the period. However, the Fund’s yield curve strategy dampened absolute returns as the yield curve flattened.

Asset Type

Rank	Type	% of Net Assets
1	Corporate Bonds	30.7
2	U.S. Treasury Obligations	15.2
3	Collateralized Mortgage Obligations	9.0
4	Mortgage Backed Securities	8.0
5	Asset Backed Securities	3.6
6	Repurchase Agreements	0.5
7	Municipal Bonds	0.3
8	U.S. Government Agency Issues	0.1
9	Purchased Options	0.0
	Cash, Equivalents, & Other Assets	32.6

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	U.S. Treasury Note, 2.750%, 05/31/2017	5.0
2	U.S. Treasury Note, 3.125%, 05/15/2019	4.1
3	Altria Group, Inc., 9.250%, 08/06/2019	4.0
4	U.S. Treasury Note, 2.500%, 06/30/2017	3.7
5	Glencore Funding LLC, 6.000%, 04/15/2014	3.1
6	AutoZone, Inc., 7.125%, 08/01/2018	1.9
7	Dexia Credit Local SA, 1.188%, 09/23/2011	1.8
8	FNMA, 5.000%, 06/01/2040	1.7
9	LeasePlan Corporation N.V., 3.000%, 05/07/2012	1.7
10	Magnolia Funding Ltd., Series 2010-1A, 3.000%, 04/02/2017	1.3

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending June 30, 2010

	One Year	Since Commencement of Operations(1)
Genworth PIMCO StocksPLUS Fund
Service Shares	20.58%	1.27%
Institutional Shares	N/A	-3.46%
S&P 500® Index	14.43%	-7.37	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the S&P 500® Index is from the commencement date of the Service Shares. The S&P 500® Index return from the commencement date of the Institutional Shares is -4.93%.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

•

The shift to shorter duration in mid-May detracted from performance as the longer-end of the bond market rallied as rates dropped. Overweight exposure to commercial mortgage-backed securities and corporates also dampened performance as bond investors appeared to be de-risking in the latter months of the period. However, owning credit sensitive mortgages benefited absolute returns for the period due to better housing trends.

•

Security selection also detracted from performance for the period. In general, security selection within the utilities and financials sectors disappointed, as did selections within collateralized sectors such as residential mortgage-backed securities.

Asset Type

Rank	Type	% of Net Assets
1	U.S. Treasury Obligations	35.7
2	Mortgage Backed Securities	28.7
3	Corporate Bonds	21.9
4	Collateralized Mortgage Obligations	3.5
5	U.S. Government Agency Issues	3.4
6	Municipal Bonds	1.3
	Cash, Equivalents, & Other Assets	5.5

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	U.S. Treasury Note, 0.875%, 01/31/2012	11.5
2	FNMA, 5.000%, 12/01/2039	5.3
3	FNMA, 5.500%, 07/15/2038	4.8
4	U.S. Treasury Note, 1.875%, 06/30/2015	4.6
5	U.S. Treasury Note, 1.750%, 08/15/2012	4.5
6	FHLMC, 4.500%, 02/01/2040	4.2
7	Kreditanstalt fur Wiederaufbau, 3.500%, 03/10/2014	2.8
8	U.S. Treasury Note, 3.250%, 12/31/2016	2.6
9	U.S. Treasury Note, 3.625%, 08/15/2019	2.4
10	U.S. Treasury Note, 3.125%, 05/15/2019	2.2

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending June 30, 2010

	One Year	Since Commencement of Operations(1)
Genworth Goldman Sachs Enhanced Core Bond Index Fund
Service Shares	8.88%	11.33%
Institutional Shares	N/A	3.38%
Barclays Capital U.S. Aggregate Bond Index	9.50%	7.59	%(2)
(1)	Commencement dates are September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Barclays Capital U.S. Aggregate Bond Index is from the commencement date of the Service Shares. The Barclays Capital U.S. Aggregate Bond Index return from the commencement date of the Institutional Shares is 4.14%.

Genworth Enhanced Small Cap Index Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, the Russell 2000® Index.

•	Main detractors of performance were underweights to value styles in the first quarter where value outperformed growth styles.

•	Growth bias benefited performance in the second quarter, as value lagged.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Fund - Equity	96.2
	Cash, Equivalents, & Other Assets	3.8

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	iShares Russell 2000 Index Fund	48.5
2	iShares Russell 2000 Value Index Fund	12.6
3	iShares Russell 2000 Growth Index Fund	10.7
4	SPDR DJ Wilshire Small Cap ETF	3.9
5	Vanguard Small Cap ETF	3.9
6	iShares Morningstar Small Growth Index Fund	2.0
7	SPDR DJ Wilshire Small Cap Growth ETF	2.0
8	iShares S&P Small Cap 600 Growth Index Fund	2.0
9	Vanguard Small Cap Growth ETF	1.9
10	SPDR Dow Jones Small Cap Value ETF	1.9

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cumulative Total Return for the period ending June 30, 2010

Since Commencement of Operations(1)
Genworth Enhanced Small Cap Index Fund	0.32%
Russell 2000® Index	2.68%

(1)	Commencement date is December 9, 2009.

Genworth Enhanced International Index Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, the MSCI EAFE Index.

•	Main detractors of performance were exposures to the United Kingdom, Netherlands, Spain, Italy, Germany, Australia and France, which underperformed relative to the MSCI EAFE Index.

•	Exposures to Hong Kong, Japan, Singapore, Sweden and Switzerland benefited performance. The Fund's bias towards growth over value style also helped returns.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Fund - Equity	98.7
	Cash, Equivalents, & Other Assets	1.3

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Vanguard Europe Pacific ETF	25.0
2	iShares MSCI EAFE Index Fund	24.9
3	iShares MSCI EAFE Growth Index Fund	13.9
4	iShares MSCI EAFE Value Index Fund	12.0
5	iShares MSCI Japan Index Fund	5.0
6	iShares MSCI United Kingdom Index Fund	4.9
7	iShares MSCI Switzerland Index Fund	2.0
8	iShares MSCI Germany Index Fund	2.0
9	iShares MSCI France Index Fund	2.0
10	iShares MSCI Australia Index Fund	2.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cumulative Total Return for the period ending June 30, 2010

	Since Commencement of Operations(1)
Genworth Enhanced International Index Fund
Service Shares	-13.37%
Institutional Shares	-14.19%
MSCI EAFE Index	-12.02	%(2)
(1)	Commencement dates are May 1, 2010 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the MSCI EAFE Index is from the commencement date of the Institutional Shares. The MSCI EAFE Index return from the commencement date of the Service Shares is -12.39%.

Genworth 40/60 Index Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, a blend of 40% S&P 500® and 60% Barclays Capital U.S. Aggregate Bond Indices.

•	Within equity, allocations to mid and small capitalization equities helped returns.

•	The detractors to performance were a shorter duration orientation within fixed income as well as a general bias towards growth over value styles within equities.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Funds - Fixed Income	50.2
2	Exchange Traded Funds - Equity	36.8
	Cash, Equivalents, & Other Assets	13.0

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	Vanguard Total Bond Market ETF	20.4
2	iShares Barclays Aggregate Bond Fund	20.4
3	SPDR Barclays Capital Aggregate Bond Fund	9.3
4	SPDR S&P 500 Fund	8.3
5	iShares S&P 500 Index Fund	7.4
6	iShares MSCI EAFE Index Fund	6.5
7	iShares S&P Midcap 400 Index Fund	3.7
8	iShares Trust Russell 2000 Index Fund	3.7
9	iShares S&P 500 Growth Index Fund	1.8
10	iShares S&P 500 Value Index Fund	1.8

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cumulative Total Return for the period ending June 30, 2010

Since Commencement of Operations(1)
Genworth 40/60 Index Allocation Fund	0.65%
S&P 500® Index	-4.93%
Barclays Capital U.S. Aggregate Bond Index	4.14%
40/60 Blended Index	0.67%
(1)	Commencement date is December 9, 2009.

Genworth 60/40 Index Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, a blend of 60% S&P 500® and 40% Barclays Capital U.S. Aggregate Bond Indices.

•	Within equity, allocations to mid and small capitalization equities helped returns.

•	The detractors to performance were a shorter duration orientation within fixed income as well as a general bias towards growth over value styles within equities.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Funds - Equity	58.9
2	Exchange Traded Funds - Fixed Income	36.3
	Cash, Equivalents, & Other Assets	4.8

Top Ten Holdings

Rank	Security / Holding	% of Net Assets
1	iShares Barclays Aggregate Bond Fund	25.2
2	SPDR S&P 500 Fund	13.7
3	iShares S&P 500 Index Fund	13.7
4	SPDR Barclays Capital Aggregate Bond Fund	11.1
5	iShares MSCI EAFE Index Fund	9.8
6	iShares S&P Midcap 400 Index Fund	6.9
7	iShares Russell 2000 Index Fund	6.8
8	iShares S&P 500 Growth Index Fund	2.0
9	iShares S&P 500 Value Index Fund	2.0
10	iShares S&P Midcap 400 Growth Index Fund	1.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cumulative Total Return for the period ending June 30, 2010

Since Commencement of Operations(1)
Genworth 60/40 Index Allocation Fund	-1.50%
S&P 500® Index	-4.93%
Barclays Capital U.S. Aggregate Bond Index	4.14%
60/40 Blended Index	-1.15%
(1)	Commencement date is December 9, 2009.

Genworth Moderate Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, a blend of 60% S&P 500® and 40% Barclays Capital U.S. Aggregate Bond Indices.

•	Within equity, allocations to mid and small capitalization equities helped returns.

•	The detractors to performance were a shorter duration orientation within fixed income as well as a general bias towards growth over value styles within equities.

Sectors

Rank	Sector	% of Net Assets
1	Affiliated Investment Companies - Equity	57.4
2	Affiliated Investment Companies - Fixed Income	36.0
	Cash, Equivalents, & Other Assets	6.6

Top Holdings

Rank	Security / Holding	% of Net Assets
1	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares	36.0
2	Genworth Enhanced International Index Fund - Institutional Shares	9.6
3	Genworth Davis NY Venture Fund - Institutional Shares	8.7
4	Genworth PIMCO StocksPLUS Fund - Institutional Shares	8.6
5	Genworth Enhanced Small Cap Index Fund - Institutional Shares	8.6
6	Genworth Columbia Mid Cap Value Fund - Institutional Shares	6.7
7	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares	5.7
8	Genworth Legg Mason ClearBridge Aggressive Growth Fund - Institutional Shares	4.8
9	Genworth Calamos Growth Fund - Institutional Shares	4.7

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cumulative Total Return for the period ending June 30, 2010

Since Commencement of Operations(1)
Genworth Moderate Allocation Fund	-1.28%
S&P 500® Index	-4.93%
Barclays Capital U.S. Aggregate Bond Index	4.14%
60/40 Blended Index	-1.15%
(1)	Commencement date is December 9, 2009.

Genworth Growth Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the six months ended June 30, 2010, the Fund underperformed its benchmark, a blend of 70% S&P 500® and 30% Barclays Capital U.S. Aggregate Bond Indices.

•	Within equity, allocations to mid and small capitalization equities helped returns.

•	The detractors to performance were a shorter duration orientation within fixed income as well as a general bias towards growth over value styles within equities.

Sectors

Rank	Sector	% of Net Assets
1	Affiliated Investment Companies - Equity	68.0
2	Affiliated Investment Companies - Fixed Income	26.6
	Cash, Equivalents, & Other Assets	5.4

Top Holdings

Rank	Security / Holding	% of Net Assets
1	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares	26.6
2	Genworth Enhanced International Index Fund - Institutional Shares	11.7
3	Genworth Enhanced Small Cap Index Fund - Institutional Shares	10.7
4	Genworth PIMCO StocksPLUS Fund - Institutional Shares	9.7
5	Genworth Davis NY Venture Fund - Institutional Shares	9.7
6	Genworth Columbia Mid Cap Value Fund - Institutional Shares	8.7
7	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares	6.8
8	Genworth Calamos Growth Fund - Institutional Shares	5.8
9	Genworth Legg Mason ClearBridge Aggressive Growth Fund - Institutional Shares	4.9

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund's operations. Returns in the graph above and the chart below include the reinvestment of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cumulative Total Return for the period ending June 30, 2010

Since Commencement of Operations(1)
Genworth Growth Allocation Fund	-1.27%
S&P 500® Index	-4.93%
Barclays Capital U.S. Aggregate Bond Index	4.14%
70/30 Blended Index	-2.07%
(1)	Commencement date is December 9, 2009.

Benchmark Descriptions (Unaudited)

Index	Description

Barclays Capital U.S. Aggregate Bond Index	The Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index) represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

MSCI EAFE Index	The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia, and the Far East.

Russell 1000® Value Index	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000® Value companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	The Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index.

Russell 3000® Growth Index	The Russell 3000® Growth Index is an unmanaged index which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The S&P 500® Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market.

40/60 Blended Index	The 40/60 Blended Index is a weighted combination of 40% of the total return from the S&P 500® Index with 60% of the total return from the Barclays Capital U.S. Aggregate Bond Index. Returns are weighted on a 40/60 basis for each historical month, and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-year, 5-year, etc.) for the Blended Index.

60/40 Blended Index	The 60/40 Blended Index is a weighted combination of 60% of the total return from the S&P 500® Index with 40% of the total return from the Barclays Capital U.S. Aggregate Bond Index. Returns are weighted on a 60/40 basis for each historical month, and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-year, 5-year, etc.) for the Blended Index.

70/30 Blended Index	The 70/30 Blended Index is a weighted combination of 70% of the total return from the S&P 500® Index with 30% of the total return from the Barclays Capital U.S. Aggregate Bond Index. Returns are weighted on a 70/30 basis for each historical month, and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-year, 5-year, etc.) for the Blended Index.

S&P/Case-Shiller Home Price Index	The S&P/Case-Shiller Home Price Indices are the leading measures for the US residential housing market, tracking changes in the value of residential real estate both nationally as well as in 20 metropolitan regions. The indices are calculated monthly and published with a two month lag.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Expense Examples (Unaudited)

The following disclosure provides important information regarding each Fund's Expense Examples, which appear in the tables below.

Example

Each Fund serves as an investment option for certain variable annuity contracts (''variable contracts"). As a variable contract owner investing in a Fund, you incur ongoing Fund costs, including management fees; distribution and/or service fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other investment options. The examples do not reflect fees and charges under your variable contract. If variable contract charges were included, the costs shown would be higher. Please consult the most recent prospectus for the variable contract in which you invest for more information.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, which for all Funds is from January 1, 2010 to June 30, 2010, except for the Service Shares of the Genworth Enhanced International Index Fund, which is from May 1, 2010 to June 30, 2010.

Actual Expenses

The information in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by 1,000 = $8.60), then multiply the result by the number in the same row in the column titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As noted above, the expenses in the table do not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore, the hypothetical expenses in the table are useful for comparing ongoing investment option costs only, and will not help you determine the relative costs of owning different contracts. If variable contract fees and charges were included, the costs shown would be higher.

Expense Example (Unaudited) (Continued)

Fund		Beginning Account Value January 1, 2010		Ending Account Value June 30, 2010		Annualized Expense Ratio[1] based on the period January 1— June 30, 2010		Expenses Paid During Period[2] January 1— June 30, 2010
INSTITUTIONAL SHARES
Genworth Calamos Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	904.00 1,020.13	0.94 0.94	% %	$ $	4.44 4.71
Genworth Columbia Mid Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	957.00 1,020.98	0.77 0.77	% %	$ $	3.74 3.86
Genworth Davis NY Venture Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	926.00 1,021.52	0.66 0.66	% %	$ $	3.15 3.31
Genworth Eaton Vance Large Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	911.60 1,021.52	0.66 0.66	% %	$ $	3.13 3.31
Genworth Legg Mason ClearBridge Aggressive Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	930.50 1,021.77	0.61 0.61	% %	$ $	2.92 3.06
Genworth PIMCO StocksPLUS Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	945.20 1,022.32	0.50 0.50	% %	$ $	2.41 2.51
Genworth Goldman Sachs Enhanced Core Bond Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,044.30 1,022.51	0.46 0.46	% %	$ $	2.33 2.31
Genworth Enhanced Small Cap Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	971.90 1,022.81	0.40 0.40	% %	$ $	1.96 2.01
Genworth Enhanced International Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	855.20 1,022.81	0.40 0.40	% %	$ $	1.84 2.01

[1]	The expense ratio excludes the securities lending credit and includes interest expense.
[2]	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
[3]	5% return before expenses.

Expense Example (Unaudited) (Continued)

Fund		Beginning Account Value January 1, 2010		Ending Account Value June 30, 2010		Annualized Expense Ratio[1] based on the period January 1— June 30, 2010		Expenses Paid During Period[2] January 1— June 30, 2010
SERVICE SHARES
Genworth Calamos Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	901.90 1,017.70	1.43 1.43	% %	$ $	6.74 7.15
Genworth Columbia Mid Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	954.60 1,018.50	1.27 1.27	% %	$ $	6.15 6.36
Genworth Davis NY Venture Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	923.90 1,019.04	1.16 1.16	% %	$ $	5.53 5.81
Genworth Eaton Vance Large Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	909.20 1,019.04	1.16 1.16	% %	$ $	5.49 5.81
Genworth Legg Mason ClearBridge Aggressive Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	928.00 1,019.29	1.11 1.11	% %	$ $	5.31 5.56
Genworth PIMCO StocksPLUS Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	942.80 1,019.84	1.00 1.00	% %	$ $	4.82 5.01
Genworth Goldman Sachs Enhanced Core Bond Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,041.90 1,020.03	0.96 0.96	% %	$ $	4.86 4.81
Genworth 40/60 Index Allocation Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,001.10 1,021.32	0.70 0.70	% %	$ $	3.47 3.51
Genworth 60/40 Index Allocation Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	975.70 1,021.27	0.71 0.71	% %	$ $	3.48 3.56
Genworth Moderate Allocation Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	969.10 1,021.62	0.64 0.64	% %	$ $	3.12 3.21
Genworth Growth Allocation Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	962.60 1,021.72	0.62 0.62	% %	$ $	3.02 3.11

[1]	The expense ratio excludes the securities lending credit and includes interest expense.
[2]	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
[3]	5% return before expenses.

Fund		Beginning Account Value May 1, 2010		Ending Account Value June 30, 2010		Annualized Expense Ratio based on the period May 1— June 30, 2010		Expenses Paid During Period[1] May 1— June 30, 2010
SERVICE SHARES
Genworth Enhanced International Index Fund	Actual Hypothetical[2]	$ $	1,000.00 1,000.00	$ $	866.30 1,010.24	0.91 0.91	% %	$ $	2.11 2.27

[1]	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 to reflect the one-half year period.
[2]	5% return before expenses.

Genworth Calamos Growth Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	COMMON STOCKS - 98.06%
	Aerospace & Defense - 1.82%
13,885	United Technologies Corp.	$901,275

	Capital Markets - 3.23%
3,925	Franklin Resources, Inc.	338,296
10,150	Legg Mason, Inc.	284,504
22,825	SEI Investments Co.	464,717
11,650	T. Rowe Price Group, Inc.	517,144

		1,604,661

	Chemicals - 0.50%
5,050	Agrium, Inc.	247,147

	Communications Equipment - 5.24%
30,725	Cisco Systems, Inc. (a)	654,750
7,100	F5 Networks, Inc. (a)(b)	486,847
12,925	Plantronics, Inc.	369,655
22,725	Qualcomm, Inc.	746,289
12,400	Riverbed Technology, Inc. (a)	342,488

		2,600,029

	Computers & Peripherals - 7.76%
9,295	Apple, Inc. (a)	2,337,971
27,000	EMC Corporation (a)	494,100
18,450	NetApp, Inc. (a)(b)	688,370
25,275	Seagate Technology (a)	329,586

		3,850,027

	Construction & Engineering - 0.67%
7,800	Fluor Corp.	331,500

	Diversified Consumer Services - 0.95%
5,075	New Oriental Education & Tech. Group, Inc. - ADR (a)(b)	472,939

	Diversified Financial Services - 2.32%
2,470	CME Group, Inc.	695,429
4,010	IntercontinentalExchange, Inc. (a)	453,250

		1,148,679

	Electrical Equipment - 3.56%
58,275	ABB Ltd. - ADR (b)	1,006,992
3,200	First Solar, Inc. (a)(b)	364,256
26,850	GrafTech International Ltd. (a)(b)	392,547

		1,763,795

	Electronic Equipment & Instruments - 2.52%
9,525	Amphenol Corp.	374,142
27,625	Jabil Circuit, Inc.	367,412
18,200	Trimble Navigation Ltd. (a)(b)	509,600

		1,251,154

	Energy Equipment & Services - 4.17%
9,900	Atwood Oceanics, Inc. (a)	252,648
10,675	Ensco Plc - ADR	419,314
22,025	Halliburton Co.	540,714
25,900	National-Oilwell Varco, Inc.	856,513

		2,069,189

	Health Care Equipment & Supplies - 5.82%
23,500	Align Technology, Inc. (a)(b)	349,445
9,500	Gen-Probe, Inc. (a)	431,490
6,725	Hospira, Inc. (a)	386,351
1,615	Intuitive Surgical, Inc. (a)	509,727

Number of Shares		Value

	Health Care Equipment & Supplies (Continued)
9,675	Medtronic, Inc.	$350,912
13,000	Mindray Medical International Limited - ADR (b)	408,460
8,675	Varian Medical Systems, Inc. (a)	453,529

		2,889,914

	Hotels, Restaurants & Leisure - 1.77%
21,175	Starbucks Corp. (b)	514,552
9,250	WMS Industries, Inc. (a)	363,063

		877,615

	Industrial Conglomerates - 0.74%
17,050	McDermott International, Inc. (a)	369,303

	Internet & Catalog Retail - 6.33%
14,635	Amazon.com, Inc. (a)(b)	1,599,020
17,650	Expedia, Inc.	331,467
6,850	priceline.com, Inc. (a)(b)	1,209,299

		3,139,786

	Internet Software & Services - 9.49%
14,225	Akamai Technologies, Inc. (a)(b)	577,108
11,600	Baidu, Inc. - ADR (a)(b)	789,728
35,600	eBay, Inc. (a)	698,116
4,800	Google, Inc. (a)	2,135,760
9,625	MercadoLibre, Inc. (a)(b)	505,794

		4,706,506

	IT Services - 3.23%
14,075	Accenture Plc	543,999
12,875	Cognizant Technology Solutions Corp. (a)	644,523
6,875	Infosys Technologies Ltd. - ADR	411,881

		1,600,403

	Life Sciences Tools & Services - 3.18%
32,275	Bruker Corp. (a)(b)	392,464
9,850	Illumina, Inc. (a)(b)	428,770
11,675	Waters Corp. (a)	755,373

		1,576,607

	Machinery - 5.32%
7,775	Bucyrus International, Inc.	368,924
8,800	Cummins, Inc.	573,144
10,000	Dover Corp.	417,900
7,100	Eaton Corp. (b)	464,624
14,700	Parker Hannifin Corp.	815,262

		2,639,854

	Media - 0.62%
21,125	IMAX Corp. (a)(b)	308,425

	Metals & Mining - 3.89%
29,575	Anglo American Plc - ADR (a)	509,577
12,600	Barrick Gold Corp.	572,166
11,150	Nucor Corp.	426,822
29,725	Sterlite Industries India Ltd. - ADR (b)	423,284

		1,931,849

	Oil & Gas - 5.38%
10,010	Apache Corp. (b)	842,742
11,725	Devon Energy Corp.	714,287
14,425	Occidental Petroleum Corp. (b)	1,112,889

		2,669,918

See notes to financial statements.

Genworth Calamos Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	Personal Products - 1.04%
19,475	Avon Products, Inc.	$516,087

	Pharmaceuticals - 1.68%
5,750	Novo Nordisk A/S - ADR (b)	465,865
16,050	Warner Chilcott Plc (a)(b)	366,743

		832,608

	Semiconductor & Semiconductor Equipment - 5.26%
26,650	Altera Corp. (b)	661,186
15,625	Atheros Communications, Inc. (a)	430,312
13,150	Linear Technology Corp. (b)	365,702
38,950	Marvell Technology Group Ltd. (a)	613,852
26,775	NVIDIA Corp. (a)	273,373
7,775	Veeco Instruments, Inc. (a)(b)	266,527

		2,610,952

	Software - 5.38%
11,925	ANSYS, Inc. (a)	483,797
10,475	Longtop Financial Technologies Ltd. - ADR (a)(b)	339,390
32,375	Nuance Communications, Inc. (a)(b)	484,006
25,800	Oracle Corp.	553,668
27,425	Parametric Technology Corp. (a)	429,750
15,500	Taleo Corp. (a)(b)	376,495

		2,667,106

	Specialty Retail - 2.88%
10,200	Abercrombie & Fitch Co. (b)	313,038
18,600	CarMax, Inc. (a)	370,140
30,575	Chico's FAS, Inc.	302,081
14,250	Guess?, Inc.	445,170

		1,430,429

	Textiles, Apparel & Luxury Goods - 2.60%
21,425	Coach, Inc. (b)	783,084
13,625	Lululemon Athletica, Inc. (a)(b)	507,122

		1,290,206

	Wireless Telecommunication Services - 0.71%
10,875	NII Holdings, Inc. (a)	353,655

	Total Common Stocks (Cost $50,456,249)	48,651,618

	SHORT TERM INVESTMENTS - 0.48%
	Money Market Fund - 0.48%
236,931	Federated Prime Obligations Fund Effective Yield, 0.22%	236,931

	Total Short Term Investments (Cost $236,931)	236,931

Number of Shares		Value

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 31.67%
	Money Market Fund - 31.67%
15,710,759	Mount Vernon Prime Portfolio Effective Yield, 0.28%	$15,710,759

	Total Investments Purchased as Securities Lending Collateral (Cost $15,710,759)	15,710,759

	Total Investments (Cost $66,403,939) - 130.21%	64,599,308
	Liabilities in Excess of Other Assets - (30.21)%	-14,985,950

	TOTAL NET ASSETS - 100.00%	$49,613,358

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Columbia Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	COMMON STOCKS - 87.51%
	Aerospace & Defense - 2.35%
41,462	AerCap Holdings N.V. (a)	$430,376
8,550	L-3 Communications Holdings, Inc. (b)	605,682
9,900	Spirit AeroSystems Holdings, Inc. (a)	188,694

		1,224,752

	Airlines - 0.52%
23,150	Delta Air Lines, Inc. (a)(b)	272,013

	Auto Components - 1.60%
15,350	BorgWarner, Inc. (a)(b)	573,169
26,250	The Goodyear Tire & Rubber Company (a)	260,925

		834,094

	Automobiles - 0.69%
16,250	Harley Davidson, Inc. (b)	361,238

	Building Products - 0.55%
26,800	Masco Corp. (b)	288,368

	Capital Markets - 2.32%
1,600	Greenhill & Co, Inc. (b)	97,808
21,300	Raymond James Financial, Inc. (b)	525,897
38,100	TD Ameritrade Holding Corp. (a)	582,930

		1,206,635

	Chemicals - 3.75%
15,450	Albemarle Corp. (b)	613,519
15,050	Celanese Corp.	374,896
6,100	International Flavors & Fragrances, Inc.	258,762
11,700	PPG Industries, Inc.	706,797

		1,953,974

	Commercial Banks - 8.34%
11,050	City National Corp. (b)	566,091
20,400	Comerica, Inc. (b)	751,332
13,587	Cullen Frost Bankers, Inc.	698,372
44,400	Fifth Third Bancorp	545,676
43,500	Huntington Bancshares, Inc.	240,990
15,438	SVB Financial Group (a)(b)	636,509
33,677	TCF Financial Corporation (b)	559,375
15,900	Zions Bancorporation (b)	342,963

		4,341,308

	Communications Equipment - 0.96%
54,000	Brocade Communications Systems, Inc. (a)	278,640
9,250	CommScope, Inc. (a)	219,872

		498,512

	Computers & Peripherals - 0.94%
17,900	Diebold, Inc.	487,775

	Construction & Engineering - 0.64%
15,850	Foster Wheeler AG (a)	333,801

	Consumer Finance - 1.81%
67,432	Discover Financial Services	942,699

	Containers & Packaging - 2.42%
21,600	Crown Holdings, Inc. (a)	540,864
32,600	Packaging Corporation of America	717,852

		1,258,716

Number of Shares		Value

	Diversified Telecommunication Services - 0.75%
74,400	Qwest Communications International, Inc. (b)	$390,600

	Electric Utilities - 1.66%
18,050	American Electric Power Company, Inc.	583,015
11,050	Northeast Utilities System	281,554

		864,569

	Electrical Equipment - 0.95%
11,250	Cooper Industries Plc	495,000

	Electronic Equipment & Instruments - 2.25%
10,150	Agilent Technologies, Inc. (a)	288,564
18,000	Arrow Electronics, Inc. (a)	402,300
26,500	Molex, Inc. (b)	483,360

		1,174,224

	Energy Equipment & Services - 4.84%
6,000	Cameron International Corp. (a)	195,120
9,750	Complete Production Services, Inc. (a)	139,425
12,400	Dresser-Rand Group, Inc. (a)	391,220
10,500	Ensco International Plc - ADR	412,440
13,500	Nabors Industries Ltd. (a)	237,870
18,150	Noble Corp.	561,016
26,100	Pride International, Inc. (a)	583,074

		2,520,165

	Food Products - 1.86%
16,050	The J.M. Smucker Co.	966,531

	Health Care Equipment & Supplies - 2.74%
5,550	Beckman Coulter, Inc.	334,609
7,900	The Cooper Companies, Inc.	314,341
5,100	Hospira, Inc. (a)(b)	292,995
8,950	Teleflex, Inc.	485,806

		1,427,751

	Health Care Providers & Services - 0.81%
12,550	Community Health Systems (a)	424,315

	Hotels, Restaurants & Leisure - 2.59%
20,780	International Game Technology (b)	326,246
20,700	Royal Caribbean Cruises Ltd. (a)	471,339
13,350	Starwood Hotels & Resorts Worldwide, Inc. (b)	553,091

		1,350,676

	Household Durables - 2.50%
45,800	D.R. Horton, Inc. (b)	450,214
21,100	Newell Rubbermaid, Inc.	308,904
10,800	Stanley Black & Decker, Inc.	545,616

		1,304,734

	Household Products - 0.66%
5,500	The Clorox Company	341,880

	Insurance - 5.62%
14,322	ACE Ltd. (b)	737,297
15,700	Assured Guaranty Ltd. (b)	208,339
14,250	Axis Capital Holdings, Ltd.	423,510
35,262	Lincoln National Corp.	856,514
15,350	Reinsurance Group of America	701,648

		2,927,308

See notes to financial statements.

Genworth Columbia Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	Internet Software & Services - 0.42%
8,150	Verisign, Inc. (a)(b)	$216,383

	Leisure Equipment & Products - 0.79%
10,000	Hasbro, Inc.	411,000

	Life Science Tools & Services - 0.81%
3,775	Mettler-Toledo International, Inc. (a)	421,403

	Machinery - 4.75%
16,500	Ingersoll-Rand Plc (b)	569,085
19,400	Kennametal, Inc. (b)	493,342
7,800	Navistar International Corporation (a)	383,760
12,550	Parker Hannifin Corp.	696,023
17,750	Terex Corp. (a)(b)	332,635

		2,474,845

	Media - 1.36%
19,750	Dish Network Corp.	358,463
26,100	Gannett, Inc.	351,306

		709,769

	Metals & Mining - 1.08%
14,550	United States Steel Corp. (b)	560,903

	Multiline Retail - 0.42%
10,250	J.C. Penney Co., Inc. (b)	220,170

	Multi-Utilities - 6.74%
9,806	AES Corp. (a)	90,607
16,300	PG&E Corporation	669,930
16,000	Public Service Enterprise Group, Inc.	501,280
16,300	Sempra Energy	762,677
15,350	Wisconsin Energy Corp.	778,859
34,200	Xcel Energy, Inc. (b)	704,862

		3,508,215

	Oil & Gas - 4.90%
18,000	Cabot Oil & Gas Corp.	563,760
10,450	Newfield Exploration Co. (a)	510,587
15,788	Peabody Energy Corp. (b)	617,784
31,500	Spectra Energy Corp. (b)	632,205
12,600	Williams Companies, Inc.	230,328

		2,554,664

	Paper & Forest Products - 0.96%
14,150	Weyerhaeuser Co.	498,080

	Personal Products - 1.46%
14,000	Avon Products, Inc.	371,000
7,000	The Estee Lauder Companies, Inc.	390,110

		761,110

	Pharmaceuticals - 0.80%
10,250	Watson Pharmaceuticals, Inc. (a)(b)	415,843

	Professional Services - 0.87%
10,500	Manpower, Inc.	453,390

	Real Estate Management & Development - 0.47%
18,050	CB Richard Ellis Group, Inc. (a)(b)	245,660

	Road & Rail - 0.47%
4,100	Con-way, Inc.	123,082
12,650	Hertz Global Holdings, Inc. (a)(b)	119,669

		242,751

Number of Shares		Value

	Semiconductor & Semiconductor Equipment - 1.28%
54,200	Atmel Corp. (a)	$260,160
7,476	Lam Research Corp. (a)(b)	284,537
4,200	Varian Semiconductor (a)	120,372

		665,069

	Software - 1.72%
13,000	Autodesk, Inc. (a)	316,680
6,000	Citrix Systems, Inc. (a)	253,380
21,900	Nuance Communications, Inc. (a)(b)	327,405

		897,465

	Specialty Retail - 2.21%
38,000	Foot Locker, Inc.	479,560
11,100	Limited Brands, Inc.	244,977
8,950	O'Reilly Automotive, Inc. (a)	425,662

		1,150,199

	Textiles, Apparel & Luxury Goods - 1.14%
15,600	Hanesbrands, Inc. (a)	375,336
13,650	Jones Apparel Group, Inc.	216,353

		591,689

	Thrifts & Mortgage Finance - 0.74%
17,400	MGIC Investment Corp. (a)(b)	119,886
19,750	People's United Financial Inc.	266,625

		386,511

	Total Common Stocks (Cost $43,009,503)	45,576,757

	CONVERTIBLE PREFERRED STOCKS - 0.25%
	Commercial Banks - 0.25%
1,050	Fifth Third Bancorp	133,098

	Total Convertible Preferred Stocks (Cost $148,359)	133,098

Principal Amount
	CONVERTIBLE BONDS - 0.25%
	Energy Equipment & Services - 0.25%
$114,000	Cameron International Corp.
	2.500%, 06/15/2026 (Callable at $100.00 on 06/20/2011)	128,250

	Total Convertible Bonds (Cost $132,672)	128,250

Number of Shares
	REAL ESTATE INVESTMENT TRUSTS - 8.14%
	Real Estate Investment Trusts - 8.14%
9,775	Alexandria Real Estate Equities, Inc. (b)	619,442
8,300	Boston Properties, Inc.	592,122
17,900	Equity Residential	745,356
36,356	Host Hotels & Resorts, Inc.	490,079
30,250	ProLogis	306,432
18,250	Rayonier, Inc.	803,365
11,200	Taubman Centers, Inc.	421,456
3,560	Vornado Realty Trust	259,702
	Total Real Estate Investment Trusts (Cost $3,641,591)	4,237,954

See notes to financial statements.

Genworth Columbia Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Number of Shares		Value

	SHORT TERM INVESTMENTS - 3.62%
	Money Market Fund - 3.62%
1,883,292	Federated Prime Obligations Fund Effective Yield, 0.22%	$1,883,292

	Total Short Term Investments (Cost $1,883,292)	1,883,292

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 23.65%
	Money Market Fund - 23.65%
12,316,806	Mount Vernon Prime Portfolio Effective Yield, 0.28%	12,316,806

	Total Investments Purchased as Securities Lending Collateral (Cost $12,316,806)	12,316,806

	Total Investments (Cost $61,132,223) - 123.42%	64,276,157
	Liabilities in Excess of Other Assets - (23.42)%	-12,195,038

	TOTAL NET ASSETS - 100.00%	$52,081,119

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Davis NY Venture Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	COMMON STOCKS - 93.48%
	Air Freight & Logistics - 0.18%
360	United Parcel Service, Inc.	$20,480

	Automobiles - 0.76%
3,874	Harley Davidson, Inc.	86,119

	Beverages - 4.27%
4,055	The Coca-Cola Co.	203,236
2,415	Diageo Plc - ADR (b)	151,517
3,475	Heineken Holding NV	126,950

		481,703

	Capital Markets - 6.05%
2,205	Ameriprise Financial, Inc.	79,667
16,705	The Bank of New York Mellon Corp.	412,446
440	Goldman Sachs Group, Inc.	57,759
3,390	Julius Baer Group Ltd.	96,658
3,390	Julius Baer Holding AG	36,634

		683,164

	Chemicals - 1.38%
1,625	Monsanto Co.	75,108
480	Potash Corp. of Saskatchewan, Inc.	41,395
510	Praxair, Inc.	38,755

		155,258

	Commercial Banks - 4.27%
18,823	Wells Fargo & Company	481,869

	Commercial Services & Supplies - 1.49%
7,482	Iron Mountain, Inc. (b)	168,046

	Computers & Peripherals - 1.45%
3,775	Hewlett Packard Co.	163,382

	Construction Materials - 0.32%
830	Vulcan Materials Company	36,379

	Consumer Finance - 4.47%
12,700	American Express Co. (b)	504,190

	Containers & Packaging - 1.84%
10,510	Sealed Air Corp.	207,257

	Diversified Consumer Services - 0.26%
1,864	H&R Block, Inc.	29,246

	Diversified Financial Services - 1.00%
821	Bank of America Corporation	11,798
850	JPMorgan Chase & Co.	31,118
3,490	Moodys Corp. (b)	69,521

		112,437

	Electrical Equipment - 0.62%
4,060	ABB Ltd. - ADR	70,157

	Electronic Equipment & Instruments - 0.88%
3,500	Agilent Technologies, Inc. (a)	99,505

	Energy Equipment & Services - 0.54%
110	Schlumberger Ltd. (b)	6,088
1,195	Transocean Ltd. (a)	55,364

		61,452

	Food & Staples Retailing - 6.93%
7,950	Costco Wholesale Corporation	435,899
11,819	CVS Caremark Corporation	346,533

		782,432

Number of Shares		Value

	Food Products - 1.29%
905	The Hershey Company	$43,377
1,250	Nestle SA	60,273
1,550	Unilever NV - ADR	42,346

		145,996

	Health Care Equipment & Supplies - 1.84%
2,170	Baxter International, Inc.	88,189
1,590	Becton Dickinson & Co. (b)	107,516
555	CareFusion Corp. (a)	12,598

		208,303

	Health Care Providers & Services - 2.08%
260	Cardinal Health, Inc.	8,739
4,808	Express Scripts, Inc. (a)	226,072

		234,811

	Household Durables - 0.15%
460	Hunter Douglas NV	16,801

	Household Products - 1.95%
3,670	Procter & Gamble Co.	220,127

	Industrial Conglomerates - 0.81%
2,585	Tyco International Ltd.	91,070

	Insurance - 11.20%
4	Berkshire Hathaway, Inc. - Class A (a)	480,000
240	Everest Re Group Ltd.	16,973
145	Fairfax Financial Holdings Ltd. (b)	53,753
8,905	Loews Corporation	296,625
29	Markel Corp. (a)	9,860
15,297	The Progressive Corporation	286,360
2,508	Transatlantic Holdings, Inc.	120,284

		1,263,855

	Internet & Catalog Retail - 0.18%
185	Amazon.com, Inc. (a)	20,213

	Internet Software & Services - 0.98%
249	Google, Inc. (a)	110,793

	IT Services - 0.28%
450	Visa, Inc. (b)	31,837

	Machinery - 0.13%
365	PACCAR, Inc. (b)	14,552

	Marine - 0.87%
20,400	China Shipping Development Co. Ltd.	25,658
700	Kuehne & Nagel International AG	72,057

		97,715

	Media - 2.17%
2,606	Grupo Televisa, S.A. - ADR	45,370
2,410	Liberty Media Corporation - Interactive (a)	25,305
175	Liberty Media Corporation - Starz (a)	9,072
6,645	News Corp.	79,474
2,725	The Walt Disney Co. (b)	85,838

		245,059

	Metals & Mining - 0.84%
1,780	BHP Billiton Plc	46,153
1,118	Rio Tinto	49,096

		95,249

See notes to financial statements.

Genworth Davis NY Venture Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	Oil & Gas - 14.15%
8,780	Canadian Natural Resource Ltd.	$291,759
42,800	China Coal Energy Company Ltd.	53,470
275	ConocoPhillips	13,500
5,589	Devon Energy Corp.	340,482
4,460	EOG Resources, Inc.	438,730
5,170	Occidental Petroleum Corp. (b)	398,865
6,500	OGX Petroleo e Gas Participacoes SA (a)	60,391

		1,597,197

	Paper & Forest Products - 0.84%
6,700	Sino-Forest Corp. (a)	95,224

	Personal Products - 0.57%
970	Mead Johnson Nutrition Co.	48,616
700	Natura Cosmeticos SA	15,513

		64,129

	Pharmaceuticals - 7.23%
4,840	Johnson & Johnson	285,850
9,680	Merck & Co., Inc.	338,510
13,460	Pfizer, Inc.	191,940

		816,300

	Real Estate Management & Development - 0.90%
1,695	Brookfield Asset Management, Inc. (b)	38,341
11,700	Hang Lung Group Ltd.	63,053

		101,394

	Semiconductor & Semiconductor Equipment - 1.81%
8,795	Texas Industries, Inc.	204,748

	Software - 1.72%
5,440	Activision Blizzard, Inc.	57,065
5,960	Microsoft Corp.	137,140

		194,205

	Specialty Retail - 2.47%
4,855	Bed Bath & Beyond, Inc. (a)(b)	180,023
4,962	CarMax, Inc. (a)(b)	98,744

		278,767

	Tobacco - 0.98%
2,404	Philip Morris International, Inc.	110,199

	Transportation Infrastructure - 0.92%
25,968	China Merchants Holdings International Co. Ltd.	85,727
10,698	Cosco Pacific Ltd.	12,626
1,400	LLX Logistica SA (a)	5,716

		104,069

	Wireless Telecommunication Services - 0.41%
980	America Movil, S.A.B de C.V. - ADR	46,550

	Total Common Stocks (Cost $10,319,730)	10,552,239

	SHORT TERM INVESTMENTS - 6.80%
	Money Market Fund - 6.80%
767,220	Federated Prime Obligations Fund Effective Yield, 0.22%	767,220

	Total Short Term Investments (Cost $767,220)	767,220

Number of Shares		Value

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 14.12%
	Money Market Fund - 14.12%
1,594,127	Mount Vernon Prime Portfolio Effective Yield, 0.28%	$1,594,127

	Total Investments Purchased as Securities Lending Collateral (Cost $1,594,127)	1,594,127

	Total Investments (Cost $12,681,077) - 114.40%	12,913,586
	Liabilities in Excess of Other Assets - (14.40)%	-1,625,378

	TOTAL NET ASSETS - 100.00%	$11,288,208

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Eaton Vance Large Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	COMMON STOCKS - 95.87%
	Aerospace & Defense - 4.13%
6,164	Boeing Co. (b)	$386,791
12,076	General Dynamics Corp.	707,171
17,383	United Technologies Corp.	1,128,330

		2,222,292

	Beverages - 1.12%
9,890	PepsiCo, Inc.	602,796

	Biotechnology - 1.11%
11,339	Amgen, Inc. (a)	596,431

	Capital Markets -2.38%
7,307	Goldman Sachs Group, Inc.	959,190
6,901	Northern Trust Corp.	322,277

		1,281,467

	Chemicals - 0.62%
5,175	Air Products & Chemicals, Inc.	335,392

	Commercial Banks - 7.99%
34,386	Fifth Third Bancorp	422,604
65,389	KeyCorp	502,841
21,272	The PNC Financial Services Group, Inc.	1,201,868
35,931	U.S. Bancorp (b)	803,058
53,468	Wells Fargo & Company	1,368,781

		4,299,152

	Commercial Services & Supplies - 1.02%
17,600	Waste Management, Inc.	550,704

	Communications Equipment - 1.33%
15,206	Cisco Systems, Inc. (a)	324,040
35,476	Ericsson LM Telephone Co. - ADR (b)	390,945

		714,985

	Computers & Peripherals - 3.45%
24,469	Hewlett Packard Co. (b)	1,059,018
6,455	International Business Machines Corp.	797,064

		1,856,082

	Consumer Finance - 1.37%
18,505	American Express Co. (b)	734,648

	Diversified Financial Services - 4.96%
93,075	Bank of America Corporation	1,337,488
36,319	JPMorgan Chase & Co.	1,329,638

		2,667,126

	Diversified Telecommunication Services - 2.07%
23,148	AT&T, Inc. (b)	559,950
19,750	Verizon Communications, Inc.	553,395

		1,113,345

	Electric Utilities - 1.48%
24,695	American Electric Power Company, Inc.	797,648

	Electronic Equipment & Instruments - 0.55%
18,270	Corning, Inc.	295,061

	Food & Staples Retailing - 2.67%
18,599	CVS Caremark Corporation	545,323
18,587	Wal-Mart Stores, Inc.	893,477

		1,438,800

Number of Shares		Value

	Food Products - 4.65%
8,773	Kellogg Co.	$441,282
22,133	Nestle SA (a)	1,067,696
20,617	Nestle SA - ADR	994,564

		2,503,542

	Health Care Equipment & Supplies - 0.88%
11,828	Covidien Plc	475,249

	Health Care Providers & Services - 0.52%
9,770	UnitedHealth Group, Inc.	277,468

	Hotels, Restaurants & Leisure - 3.12%
11,214	Carnival Corp.	339,111
20,316	McDonald's Corp.	1,338,215

		1,677,326

	Household Products - 0.90%
7,971	Kimberly Clark Corp.	483,282

	Industrial Conglomerates - 2.37%
59,026	General Electric Co.	851,155
12,035	Tyco International Ltd.	423,993

		1,275,148

	Insurance - 5.46%
17,609	Lincoln National Corp.	427,723
26,283	MetLife, Inc. (b)	992,446
22,147	Prudential Financial, Inc.	1,188,408
6,708	The Travelers Companies, Inc.	330,369

		2,938,946

	IT Services - 1.56%
8,139	Accenture Plc	314,572
2,635	MasterCard, Inc. (b)	525,762

		840,334

	Life Sciences Tools & Services - 0.64%
7,056	Thermo Fisher Scientific, Inc. (a)	346,097

	Machinery - 1.88%
8,535	Caterpillar, Inc.	512,698
12,538	PACCAR, Inc. (b)	499,890

		1,012,588

	Media -1.35%
7,006	Time Warner Cable, Inc.	364,872
11,470	The Walt Disney Co. (b)	361,305

		726,177

	Metals & Mining - 3.07%
10,135	BHP Billiton Ltd. - ADR (b)	628,269
10,470	Freeport-McMoRan Copper & Gold, Inc.	619,091
10,528	United States Steel Corp. (b)	405,854

		1,653,214

	Multiline Retail - 1.05%
11,447	Target Corp.	562,849

	Multi-Utilities - 2.96%
13,209	PG&E Corporation	542,890
17,593	Public Service Enterprise Group, Inc.	551,188
10,620	Sempra Energy (b)	496,910

		1,590,988

See notes to financial statements.

Genworth Eaton Vance Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	Oil & Gas - 12.60%
13,933	Apache Corp. (b)	$1,173,019
25,502	ConocoPhillips	1,251,893
21,146	Exxon Mobil Corp.	1,206,802
21,166	Hess Corp.	1,065,496
16,691	Occidental Petroleum Corp. (b)	1,287,711
20,296	Peabody Energy Corp. (b)	794,183

		6,779,104

	Pharmaceuticals - 7.88%
21,653	Abbott Laboratories	1,012,927
17,691	Johnson & Johnson	1,044,831
31,878	Merck & Co., Inc. (b)	1,114,774
74,981	Pfizer, Inc.	1,069,229

		4,241,761

	Road & Rail - 1.48%
11,470	Union Pacific Corp.	797,280

	Semiconductor & Semiconductor Equipment -0.95%
26,370	Intel Corp.	512,897

	Software - 1.55%
24,915	Microsoft Corp.	573,294
12,076	Oracle Corp.	259,151

		832,445

	Specialty Retail - 3.66%
27,268	Best Buy Co., Inc. (b)	923,294
20,269	Staples, Inc.	386,124
15,669	The TJX Companies, Inc.	657,315

		1,966,733

	Wireless Telecommunication Services - 1.09%
17,896	Rogers Communications, Inc.	586,273

	Total Common Stocks (Cost $46,026,891)	51,585,630

	REAL ESTATE INVESTMENT TRUSTS - 2.75%
	Real Estate Investment Trusts - 2.75%
7,027	AvalonBay Communities, Inc.	656,111
4,676	Boston Properties, Inc.	333,586
6,677	Vornado Realty Trust	487,087

	Total Real Estate Investment Trusts (Cost $946,673)	1,476,784

	SHORT TERM INVESTMENTS - 4.02%
	Money Market Fund - 4.02%
2,162,744	Federated Prime Obligations Fund Effective Yield, 0.22%	2,162,744

	Total Short Term Investments (Cost $2,162,744)	2,162,744

Number of Shares		Value

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 21.79%
	Money Market Fund - 21.79%
11,727,631	Mount Vernon Prime Portfolio Effective Yield, 0.28%	$11,727,631

	Total Investments Purchased as Securities Lending Collateral (Cost $11,727,631)	11,727,631

	Total Investments (Cost $60,863,939) - 124.43%	66,952,789
	Liabilities in Excess of Other Assets - (24.43)%	-13,144,449

	TOTAL NET ASSETS - 100.00%	$53,808,340

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	COMMON STOCKS - 95.87%
	Aerospace & Defense - 2.76%
19,250	L-3 Communications Holdings, Inc.	$1,363,670

	Biotechnology - 17.63%
11,240	Alkermes, Inc. (a)	139,938
46,650	Amgen, Inc. (a)	2,453,790
54,910	Biogen Idec, Inc. (a)	2,605,480
55,500	Genzyme Corp. (a)(b)	2,817,735
9,620	ISIS Pharmaceuticals, Inc. (a)(b)	92,063
18,350	Vertex Pharmaceuticals, Inc. (a)	603,715

		8,712,721

	Capital Markets - 0.49%
11,630	Cohen & Steers, Inc. (b)	241,206

	Communications Equipment - 0.46%
5,270	Arris Group, Inc. (a)	53,701
21,650	Nokia Corp. - ADR (b)	176,448

		230,149

	Computers & Peripherals - 4.77%
42,190	SanDisk Corporation (a)	1,774,933
44,560	Seagate Technology (a)	581,063

		2,355,996

	Construction & Engineering - 0.92%
10,730	Fluor Corp.	456,025

	Electronic Equipment & Instruments - 2.05%
1,920	Dolby Laboratories, Inc. (a)(b)	120,365
35,200	Tyco Electronics Ltd.	893,376

		1,013,741

	Energy Equipment & Services - 9.49%
10,650	Core Laboratories N.V. (b)	1,572,047
21,450	National-Oilwell Varco, Inc. (b)	709,351
183,300	Weatherford International Ltd. (a)	2,408,562

		4,689,960

	Health Care Equipment & Supplies - 2.81%
34,610	Covidien Plc	1,390,630

	Health Care Providers & Services - 6.64%
115,510	UnitedHealth Group, Inc.	3,280,484

	Industrial Conglomerates - 3.04%
42,730	Tyco International Ltd.	1,505,378

	Machinery - 1.98%
28,490	Pall Corp. (b)	979,201

	Media - 18.66%
425	Ascent Media Corp. (a)(b)	10,735
100,460	Cablevision Systems Corp.	2,412,045
8,090	CBS Corp. (b)	104,604
150,730	Comcast Corp. - Series C	2,476,494
16,800	Comcast Corp.	291,816
33,451	DIRECTV (a)	1,134,658
6,890	Discovery Communications, Inc. - Series C (a)	213,108
6,890	Discovery Communications, Inc. (a)(b)	246,042
5,920	Liberty Global, Inc. - Series C (a)(b)	153,861
5,810	Liberty Global, Inc. (a)(b)	151,002
7,340	Liberty Media Corporation - Capital (a)	307,619

Number of Shares		Value

	Media (Continued)
50,560	Liberty Media Corporation - Interactive (a)	$530,880
3,644	Liberty Media Corporation - Starz (a)	188,905
31,115	Madison Square Garden, Inc. (a)	612,032
7,250	Viacom, Inc. (a)	227,432
10,340	World Wrestling Entertainment, Inc. (b)	160,890

		9,222,123

	Metals & Mining - 1.85%
9,920	Freeport - McMoRan Copper & Gold, Inc.	586,570
8,590	Nucor Corp.	328,825

		915,395

	Oil & Gas - 4.90%
67,085	Anadarko Petroleum Corp.	2,421,098

	Pharmaceuticals - 8.13%
4,060	Anesiva, Inc. (a)	93
95,830	Forest Laboratories, Inc. (a)	2,628,617
5,090	Teva Pharmaceutical Industries Ltd. - ADR (b)	264,629
21,490	Valeant Pharmaceuticals International (a)(b)	1,123,712

		4,017,051

	Semiconductor & Semiconductor Equipment - 5.47%
41,290	Broadcom Corp. (b)	1,361,331
10,750	Cree, Inc. (a)(b)	645,323
4,060	DSP Group, Inc. (a)	25,943
25,900	Intel Corp.	503,755
7,260	Standard Microsystems Corp. (a)(b)	169,013

		2,705,365

	Software - 1.47%
8,340	Advent Software, Inc. (a)(b)	391,646
13,830	Autodesk, Inc. (a)	336,899

		728,545

	Specialty Retail - 0.14%
18,870	Charming Shoppes, Inc. (a)	70,763

	Thrifts & Mortgage Finance - 2.21%
35,550	Astoria Financial Corp.	489,168
39,460	New York Community Bancorp, Inc. (b)	602,554

		1,091,722

	Total Common Stocks (Cost $33,702,283)	47,391,223

	RIGHTS - 0.00%
	Pharmaceuticals - 0.00%
1,419	Anesiva, Inc. (a)(c)	0

	Total Rights (Cost $1,419)	0

	SHORT TERM INVESTMENTS - 4.18%
	Money Market Fund - 4.18%
2,065,467	Federated Prime Obligations Fund Effective Yield, 0.22%	2,065,467

	Total Short Term Investments (Cost $2,065,467)	2,065,467

See notes to financial statements.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Number of Shares		Value

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL – 15.25%
	Money Market Fund - 15.25%
7,538,730	Mount Vernon Prime Portfolio Effective Yield, 0.28%	$7,538,730

	Total Investments Purchased as Securities Lending Collateral (Cost $7,538,730)	7,538,730

	Total Investments (Cost $43,307,899) – 115.30%	56,995,420
	Liabilities in Excess of Other Assets – (15.30)%	-7,565,131

	TOTAL NET ASSETS – 100.00%	$49,430,289

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.
(c)	As of June 30, 2010, the Advisor has fair valued this security and deemed it illiquid. The value of this security was $0, which represents 0.00% of total net assets.

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Principal Amount		Value

	ASSET BACKED SECURITIES - 3.61%
$1,400,000	American Money Management Corp. Series 2005-5A, 0.488%, 08/08/2017 (b)(c)	$1,330,559
989,338	Ares CLO Series 2006-6RA, 0.764%, 03/12/2018 (b)(c)	734,848
239,083	Asset Backed Funding Certificates Series 2005-HE2, 0.827%, 06/25/2035 (b)	235,484
1,930,582	Magnolia Funding Ltd. Series 2010-1A, 3.000%, 04/20/2017 (c)	2,364,901
160,633	Securitized Asset Backed Receivables LLC Trust Series 2005-FR2, 0.787%, 03/25/2035 (b)	159,745
	SLM Student Loan Trust
982,438	Series 2007-2, 0.316%, 07/25/2017 (b)	974,731
618,517	Series 2008-9, 1.816%, 04/25/2023 (b)	640,150
	South Carolina Student Loan Corp.
22,160	Series 2008-1, 3.207%, 09/02/2014 (b)	22,063
275,355	Structured Asset Securities Corp. Series 2005-AR1, 0.557%, 09/25/2035 (b)	268,660

	Total Asset Backed Securities (Cost $7,031,996)	6,731,141

	COLLATERALIZED MORTGAGE OBLIGATIONS - 9.01%
1,063,102	American Home Mortgage Investment Trust Series 2004-4, 2.749%, 02/25/2045 (b)	970,795
	Bank of America Mortgage Securities
635,519	Series 2004-A, 3.520%, 02/25/2034 (b)	582,654
802,844	Series 2005-E, 5.376%, 06/25/2035 (b)	757,466
49,591	Citigroup Mortgage Loan Trust, Inc. Series 2005-6, 2.560%, 09/25/2035 (b)	42,994
600,000	Commercial Mortgage Loan Trust Series FLT, 6.217%, 12/10/2049 (b)	594,533
	Countrywide Alternative Loan Trust
317,171	Series 2007-7T2, 6.000%, 04/25/2037	205,463
168,258	Series 2006-OC9, 0.422%, 12/25/2046 (b)(f)	163,886
413,233	Series 2006-OA21, 0.538%, 03/20/2047 (b)	212,425
	Countrywide Home Loans
253,904	Series 2004-29, 0.677%, 02/25/2035 (b)	140,583
189,105	Series 2005-24, 5.500%, 11/25/2035	169,779
1,574,856	Series 2005-HYB9, 5.250%, 02/20/2036 (b)	1,003,431
194,454	Series 2006-OA5, 0.547%, 04/25/2046 (b)	104,116
	Deutsche ALT-A Securities, Inc.
1,417,586	Series 2005-1, 0.847%, 02/25/2035 (b)	1,075,426
114,548	Series 2007-1, 0.437%, 08/25/2037 (b)	111,446

Principal Amount		Value

2,068,504	First Horizon Alternative Mortgage Securities Series FLT, 2.421%, 08/25/2034 (b)	$1,691,239
62,763	Globaldrive Auto Receivables Series 2008-2, 4.000%, 10/20/2016	77,962
199,982	Greenwich Capital Commercial Funding Corp. Series 2007-GG9, 5.381%, 03/10/2039	207,416
500,000	GS Mortgage Securities Corp. Series 2007-EOP, 0.478%, 03/06/2020 (b)(c)	479,490
	GSR Mortgage Loan Trust
46,768	Series 2005-AR6, 2.943%, 09/25/2035 (b)	43,960
300,000	Series 2005-AR6, 4.227%, 09/25/2035 (b)	245,907
500,189	Series 2005-AR7, 5.209%, 11/25/2035 (b)	470,664
238,432	Series 2007-3F, 5.000%, 05/25/2037	211,691
	Harborview Mortgage Loan Trust
239,746	Series 2006-9, 0.558%, 11/19/2036 (b)	140,676
129,674	Series FLT, 0.538%, 12/19/2036 (b)	68,913
595,026	IXIS Real Estate Capital Trust Series A-3, 0.687%, 02/25/2036 (b)	523,096
1,158,301	JP Morgan Mortgage Acqusition Corp. Series 2006-FRE1, 0.537%, 05/25/2035 (b)	988,525
149,631	JP Morgan Mortgage Trust Series 2006-S2, 5.875%, 06/25/2021	136,476
245,031	Morgan Stanley Mortgage Loan Trust Series 2006-8AR, 5.330%, 06/25/2036 (b)	226,156
2,000,000	Navigator CDO Ltd. Series 2003-1A, 1.286%, 11/15/2015 (b)(c)	1,960,157
337,716	Newgate Funding Plc Series 2007-3X, 1.330%, 12/15/2050 (b)	494,070
1,057,857	Nomura Asset Acceptance Corp. Series 2005-AR5, 5.050%, 10/25/2035 (b)	732,519
800,000	RBSCF Trust Series 2010-RR3, 5.467%, 09/16/2039 (b)(c)	795,814
408,191	Structured Asset Mortgage Corp. Series 2006-AR3, 0.557%, 04/25/2036 (b)	208,319
592,453	Thornburg Mortgage Securities Trust Series 2006-6, 0.457%, 12/25/2036 (b)	570,452
279,772	Washington Mutual Series 2006-AR14, 5.544%, 11/25/2036 (b)	217,375
222,881	Wells Fargo Mortgage Backed Securities Series 2006-AR8, 4.420%, 04/25/2036 (b)	188,768

	Total Collateralized Mortgage Obligations (Cost $15,478,991)	16,814,642

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Principal Amount		Value

	CORPORATE BONDS - 30.74%
	Airlines - 0.22%
$389,810	United Airlines, Inc. 10.400%, 11/01/2016 (a)	$419,045

	Building Products - 0.33%
600,000	Masco Corp. 5.875%, 07/15/2012 (a)	617,818

	Capital Markets - 0.23%
500,000	Morgan Stanley 0.754%, 10/18/2016 (b)	435,572

	Commercial Banks - 9.35%
2,000,000	Commonwealth Bank of Australia 1.089%, 03/19/2013 (b)(c)	2,000,458
3,300,000	Dexia Credit Local SA 1.188%, 09/23/2011 (b)(c)	3,305,405
800,000	0.938%, 03/05/2013 (b)(c)	800,860
300,000	ING Bank NV 0.928%, 01/13/2012 (b)(c)	301,839
900,000	2.625%, 02/09/2012 (c)	918,053
900,000	1.333%, 03/30/2012 (b)(c)	903,365
300,000	Intesa SanPaolo SpA 0.804%, 01/19/2012 (b)	300,011
500,000	Lloyds TSB Group plc 12.000%, 12/16/2024 (b)(c)	509,245
300,000	Macquarie Bank Limited 2.600%, 01/20/2012 (c)	306,634
1,900,000	The Royal Bank of Scotland Group Plc 1.450%, 10/20/2011 (c)	1,904,203
2,000,000	1.500%, 03/30/2012 (c)	2,004,562
2,000,000	2.625%, 05/11/2012 (c)	2,046,496
100,000	7.640%, 03/31/2049 (Callable at $100.00 on 9/29/2017) (b)	57,750
1,000,000	Santander US Debt SA 1.333%, 03/30/2012 (b)(c)	970,928
1,100,000	UBS AG, Stamford Branch 1.584%, 02/23/2012 (b)	1,104,345

		17,434,154

	Commercial Services & Supplies - 0.57%
100,000	International Lease Finance Corp. 1.084%, 07/06/2010 (b)	122,157
100,000	5.125%, 11/01/2010	99,375
900,000	6.625%, 11/15/2013	839,250

		1,060,782

	Consumer Finance - 1.96%
900,000	Ford Motor Credit Co. LLC 7.375%, 02/01/2011 (a)	916,979
800,000	7.800%, 06/01/2012	824,168
400,000	7.500%, 08/01/2012	409,224
1,500,000	GMAC LLC 6.875%, 08/28/2012	1,497,457

		3,647,828

	Diversified Financial Services - 7.44%
500,000	American General Finance Corp. 5.200%, 12/15/2011	472,500
300,000	3.250%, 01/16/2013	302,473

Principal Amount		Value

	Diversified Financial Services (Continued)
$28,017	CIT Group, Inc. 7.000%, 05/01/2013 (Callable at $103.50 on 08/30/2010) (a)	$26,967
142,026	7.000%, 05/01/2014 (Callable at $103.50 on 08/30/2010) (a)	134,570
342,026	7.000%, 05/01/2015 (Callable at $103.50 on 08/30/2010) (a)	317,229
70,043	7.000%, 05/01/2016 (Callable at $103.50 on 08/30/2010) (a)	64,265
98,061	7.000%, 05/01/2017 (Callable at $103.50 on 08/30/2010) (a)	88,745
700,000	Citigroup, Inc. 6.125%, 11/21/2017	732,100
100,000	4.750%, 02/10/2019 (Callable at $100 on 02/10/2014) (b)	113,181
700,000	El Paso Performance-Linked Trust 7.750%, 07/15/2011 (c)	725,048
1,000,000	FBG Finance Ltd. 5.125%, 06/15/2015 (c)	1,073,134
5,700,000	Glencore Funding LLC 6.000%, 04/15/2014 (c)	5,705,808
3,000,000	LeasePlan Corporation NV 3.000%, 05/07/2012 (c)	3,086,898
500,000	Racers 0.767%, 07/25/2017 (Acquired 06/07/2010, Cost $475,813) (b)(d)	466,605
700,000	SLM Corp 0.616%, 01/27/2014 (b)	577,603

		13,887,126

	Diversified Telecommunication Services - 0.99%
600,000	Sprint Capital Corp. 7.625%, 01/30/2011	613,500
1,200,000	Verizon Wireless Capital LLC 3.750%, 05/20/2011	1,229,340

		1,842,840

	Health Care Facilities - 0.22%
400,000	HCA, Inc. 7.250%, 09/15/2020 (Callable at $103.63 on 03/15/2015)	404,000

	Hotels, Restaurants & Leisure - 0.57%
500,000	MGM Mirage 9.000%, 03/15/2020 (Callable at $104.50 on 03/15/2014) (c)	516,250
500,000	Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 05/01/2012	540,000

		1,056,250

	Independent Power Producers & Energy Traders - 0.21%
379,000	AES Corp. 8.750%, 05/15/2013 (Callable at $101.46 on 08/16/2010) (a)(c)	386,580

	Insurance - 1.31%
200,000	American International Group, Inc. 5.600%, 10/18/2016	183,600
1,200,000	8.175%, 05/15/2068 (Callable at $100 on 05/15/2038) (b)	957,000

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Insurance (Continued)
$800,000	Hartford Financial Services Group, Inc. 6.000%, 01/15/2019	$808,367
500,000	MetLife, Inc. 0.698%, 07/13/2011 (b)(c)	499,613

		2,448,580

	Real Estate - 0.50%
950,000	Reckson Operating Partnership LP 7.750%, 03/15/2020 (c)	932,900

	Specialty Retail - 2.03%
3,000,000	AutoZone, Inc. 7.125%, 08/01/2018	3,566,946
200,000	Macy’s Retail Holdings, Inc. 8.875%, 07/15/2015	221,500

		3,788,446

	Technology Hardware & Equipment - 0.11%
200,000	Seagate Technology Holdings 6.375%, 10/01/2011	206,000

	Tobacco - 4.70%
1,000,000	Altria Group, Inc. 9.700%, 11/10/2018	1,268,293
6,000,000	9.250%, 08/06/2019	7,500,762

		8,769,055

	Total Corporate Bonds (Cost $50,648,514)	57,336,976

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 8.01%
906,749	Federal Home Administration 7.430%, 03/01/2021 (b)	696,866
892,908	7.430%, 02/01/2024 (b)	629,967
	Federal Home Loan Mortgage Corp.
1,734,250	Series 3652, 1.100%, 07/15/2032 (b)	1,748,337
17,802	Series 3492, 1.150%, 01/15/2036 (b)	17,804
388,575	Series 3666, 1.080%, 05/15/2040 (b)	389,042
571,716	Series T-059, 6.500%, 10/25/2043	632,848
	Federal National Mortgage Association
172,415	Pool #985616, 5.500%, 04/01/2034	186,085
338,576	Pool #822101, 2.671%, 05/01/2035 (b)	350,714
327,071	Pool #834558, 5.050%, 09/01/2035 (b)	348,772
230,964	Series 2005-79, 0.757%, 09/25/2035 (b)	227,535
46,060	Pool #844000, 2.811%, 11/01/2035 (b)	47,177
350,937	Pool #866888, 3.391%, 01/01/2036 (b)	368,184
79,132	Series 2006-14, 1.196%, 03/25/2036 (b)	78,226
410,614	Series 2006-58, 1.047%, 07/25/2036 (b)	404,371
546,794	Series 2008-41, 6.453%, 11/25/2036 (Acquired 03/11/2010, Cost $76,737) (b)(d)(g)	78,436

Principal Amount		Value

$1,250,436	Series 2007-39, 6.423%, 05/25/2037 (Acquired 03/09/2010, Cost $188,068) (b)(d)(g)	$156,535
603,632	Series 2007-73, 0.407%, 07/25/2037 (b)	449,620
887,447	Series 2007-75, 6.883%, 08/25/2037 (Acquired 03/10/2010, Cost $147,719) (b)(d)(g)	122,724
423,109	Series 2007-106, 6.063%, 11/25/2037 (Acquired 04/22/2010, Cost $48,320) (b)(d)(g)	52,169
2,195,168	Series 2008-8, 1.167%, 02/25/2038 (b)	2,205,725
127,804	Series 2008-13, 5.873%, 03/25/2038 (Acquired 04/22/2010, Cost $14,015) (b)(d)(g)	14,578
516,149	Series 2008-10, 6.633%, 03/25/2038 (Acquired 03/17/2010, Cost $80,519) (b)(d)(g)	65,891
999,900	Pool #AD5225, 5.000%, 06/01/2040	1,059,623
1,000,000	Pool #AD5995, 5.000%, 06/01/2040	1,059,729
2,999,700	Pool #AD7323, 5.000%, 06/01/2040	3,178,870
371,589	Series 2010-67, 1.097%, 06/25/2040 (b)	373,823

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $15,365,773)	14,943,651

	MUNICIPAL BONDS - 0.27%
500,000	Michigan Municipal Bond Authority, Series B, Refunding, Revenue Bond, 5.000%, 03/21/2011	500,605

	Total Municipal Bonds (Cost $500,342)	500,605

	REPURCHASE AGREEMENTS - 0.53%
175,000	Barclays Repurchase Agreement 0.420%, 05/11/2012 (Collateralized by UST Inc., value $184,904, 6.63%, 07/15/2012) (d)	175,000
641,000	0.340%, 11/06/2011 (Collateralized by Allegheny Energy Supply, value $284,747, 8.25%, 04/15/2012 and Tyco International Group, value $181,818, 6.38%, 10/15/2011 and Time Warner Entertainment, value $390,980, 10.15%, 05/01/2012) (d)	641,000
180,000	0.340%, 12/29/2011 (Collateralized by Western Oil Sands Inc., value $188,902, 8.38%, 05/01/2012) (d)	180,000

	Total Repurchase Agreements (Cost $996,000)	996,000

	U.S. GOVERNMENT AGENCY ISSUES - 0.05%
89,451	Small Business Administration Participant Series 2008-20I, 5.600%, 09/01/2028	98,347

	Total U.S. Government Agency Issues (Cost $89,451)	98,347

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Principal Amount		Value

	U.S. TREASURY OBLIGATIONS - 15.15%
	U.S. Treasury Notes - 15.15%
$296,000	1.000%, 09/30/2011 (e)	$298,081
1,100,000	3.250%, 12/31/2016 (e)	1,159,641
600,000	3.125%, 01/31/2017 (e)	627,610
9,100,000	2.750%, 05/31/2017 (a)	9,293,375
6,900,000	2.500%, 06/30/2017	6,931,264
7,500,000	3.125%, 05/15/2019 (a)	7,657,620
2,200,000	3.500%, 05/15/2020 (a)	2,302,777

	Total U.S. Treasury Obligations (Cost $27,627,301)	28,270,368

Number of Contracts
	PURCHASED OPTIONS - 0.00%
	Options on Futures Contracts - 0.00%
	Put Options
156	S&P 500 Future Expiration: July 2010, Exercise Price: $350.00	3,900

	Total Purchased Options (Cost $4,485)	3,900

Principal Amount
	SHORT TERM INVESTMENTS - 32.20%
	Commercial Paper - 11.84%
$3,000,000	Federal Home Loan Bank Effective Yield, 0.31%, 09/01/2010	2,998,425
4,100,000	Federal Home Loan Mortgage Corp. Effective Yield, 0.20%, 07/14/2010	4,099,704
1,000,000	Federal National Mortgage Association Effective Yield, 0.09%, 09/08/2010	999,828
5,000,000	Effective Yield, 0.23%, 10/01/2010	4,997,061
9,000,000	Effective Yield, 0.19%, 11/08/2010	8,993,826

		22,088,844

	Repurchase Agreements - 7.51%
14,000,000	Barclays Repurchase Agreement 0.010%, 07/01/2010 (Collateralized by a U.S. Treasury Inflation Protected Bond, value $14,643,529, 3.63%, 04/15/2028)	14,000,000

	U.S. Treasury Bills - 12.85%
4,440,000	Effective Yield, 0.16%, 08/12/2010 (e)	4,439,034
179,000	Effective Yield, 0.16%, 08/19/2010 (e)	178,956
7,444,000	Effective Yield, 0.17%, 08/26/2010 (e)	7,441,631
1,126,000	Effective Yield, 0.16%, 09/02/2010 (e)	1,125,711
1,790,000	Effective Yield, 0.15%, 09/16/2010 (a)	1,789,445
4,000,000	Effective Yield, 0.18%, 12/02/2010	3,997,056
5,000,000	Effective Yield, 0.19%, 12/09/2010 (a)	4,995,865

		23,967,698

Principal Amount		Value
	Total Short Term Investments (Cost $60,054,125)	$60,056,542

Number of Shares
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 15.37%
	Money Market Fund - 15.37%
28,667,431	Mount Vernon Prime Portfolio Effective Yield, 0.28%	28,667,431

	Total Investments Purchased as Securities Lending Collateral (Cost $28,667,431)	28,667,431

	Total Investments (Cost $206,464,409) - 114.94%	214,419,603
	Liabilities in Excess of Other Assets - (14.94)%	-27,865,626

	TOTAL NET ASSETS - 100.00%	$186,553,977

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.
(b)	Variable Rate Security. The rate shown is the rate in effect on June 30, 2010.
(c)	Restricted securities as defined in Rule 144 under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund's liquidity guidelines. The value of these securities total $36,564,048, which represents 19.60% of total net assets.
(d)	Restricted securities as defined in Rule 144 under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund's liquidity guidelines. The value of these securities total $1,952,938, which represents 1.05% of total net assets.
(e)	Partially assigned as collateral for certain future, swap and options contracts.
(f)	Non-income producing. Item identified as in default as to payment of interest.
(g)	Represents an interest only security that entitles holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgage. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at June 30, 2010. The securities are illiquid and represent 0.26% of net assets.

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF SECURITIES SOLD SHORT

June 30, 2010 (unaudited)

Description	Principal Amount	Proceeds Received	Value
Federal National Mortgage Association, 5.00%, 4/01/2039	$5,000,000	$5,141,406	$5,297,320

SCHEDULE OF FORWARD SALE COMMITMENTS

Description	Principal Amount	Settlement Date	Proceeds Received	Value
Federal National Mortgage Association, 4.50%, 7/01/2034	$8,000,000	7/14/2010	$8,287,969	$8,313,753
Federal National Mortgage Association, 5.50%, 7/15/2038	2,000,000	7/14/2010	2,137,500	2,147,188
Federal National Mortgage Association, 5.50%, 8/15/2038	5,000,000	8/12/2010	5,363,477	5,350,780
Federal National Mortgage Association, 5.00%, 8/13/2039	5,000,000	8/12/2010	5,275,000	5,271,875

	$20,000,000		$21,063,946	$21,083,596

SCHEDULE OF OPTIONS WRITTEN

Notional Amount		Value
	OPTIONS ON CURRENCY CONTRACTS
	Call Options
$300,000	U.S. Dollar - Korean Won* Expiration: September, 2010, Exercise Price: $1,500.00	$594
600,000	U.S. Dollar - Korean Won* Expiration: September, 2010, Exercise Price: $1,500.00	1,055

		1,649

Number of Contracts
	OPTIONS ON FUTURES CONTRACTS
	Call Options
15	S&P 500 Futures Expiration: July, 2010, Exercise Price: $1,145.00	1,688
87	U.S. Treasury 10 Year Note Future Expiration: September, 2010, Exercise Price: $120.00	263,719

		265,407

	Put Options
15	S&P 500 Futures Expiration: July, 2010, Exercise Price: $1,035.00	115,875
87	U.S. Treasury 10 Year Note Future Expiration: September, 2010, Exercise Price: $114.00	4,078

		119,953

Notional Amount		Value
	INTEREST RATE SWAPTIONS
	Call Options
$14,200,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: August 31, 2010, Exercise Rate: 3.250%	328,020
2,500,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: October 29, 2010, Exercise Rate: 3.250%	63,890

		391,910

	Put Options
9,500,000	5-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: December 1, 2010, Exercise Rate: 4.000%	3,316
1,100,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: August 31, 2010, Exercise Rate: 6.000%	1
3,000,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: August 31, 2010, Exercise Rate: 4.500%	105
13,500,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: August 31, 2010, Exercise Rate: 4.750%	135
2,500,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: October 29, 2010, Exercise Rate: 5.000%	288

		3,845

	Total Options Written (Premiums received $519,085)	$782,764

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

June 30, 2010 (unaudited)

Forward Expiration Date	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation (Depreciation)
8/3/2010	U.S. Dollars	17,090	Brazilian Real	31,119	$(24)
9/23/2010	U.S. Dollars	2,257,132	British Pound	1,523,000	(18,284)
7/26/2010	U.S. Dollars	3,687,932	European Monetary Unit	2,758,000	314,895
7/28/2010	U.S. Dollars	310,772	Korean Won	383,243,520	(2,546)
11/12/2010	U.S. Dollars	630,627	Korean Won	779,599,700	(5,345)
10/12/2010	U.S. Dollars	175,995	Malaysian Ringgits	588,000	(4,737)
11/15/2010	U.S. Dollars	490,230	Philippines Pesos	23,271,200	(4,813)
9/16/2010	U.S. Dollars	674,542	Singapore Dollars	952,264	(6,216)
6/15/2011	Chinese Yuan	28,133,117	U.S. Dollars	4,266,000	(58,190)
7/14/2010	Japanese Yen	5,388,000	U.S. Dollars	58,853	2,100
7/28/2010	Korean Won	383,243,520	U.S. Dollars	344,000	(30,682)
11/12/2010	Korean Won	779,599,700	U.S. Dollars	668,617	(32,645)
10/12/2010	Malaysian Ringgits	588,000	U.S. Dollars	180,923	(191)
11/15/2010	Philippines Pesos	23,271,200	U.S. Dollars	506,124	(11,081)
9/16/2010	Singapore Dollars	952,264	U.S. Dollars	676,709	4,049

					$146,290

SCHEDULE OF OPEN FUTURES CONTRACTS

Description	Number of Contracts Purchased (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Euro-Bobl Future	3	443,639	Sep-10	$2,091
S&P 500 Index Mini Futures	788	40,790,820	Sep-10	(1,974,655)
S&P 500 Index Futures	437	112,094,363	Sep-10	(6,330,660)
U.S. Long Bond Future	(8)	(1,017,000)	Sep-10	(38,938)

				$(8,342,162)

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INTEREST RATE SWAPS

June 30, 2010 (unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Bank of America	2,400,000	($482,282)	($288,523)	($193,759)
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Barclays Bank	2,900,000	(582,757)	(484,156)	(98,601)
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	BNP Paribas	1,100,000	(221,045)	(168,601)	(52,444)
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Goldman Sachs	1,000,000	(200,950)	(127,256)	(73,694)
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Morgan Stanley	1,400,000	(281,331)	(200,344)	(80,987)
Receive	3-Month-USD-LIBOR	4.000%	6/16/2020	Royal Bank of Scotland	1,600,000	(139,423)	20,560	(159,983)
Pay	3-Month-CAD-BA-CDOR	5.000%	12/19/2028	Royal Bank of Scotland	700,000	(12,326)	(6,134)	(6,192)
Pay	3-Month-CAD-BA-CDOR	5.800%	12/19/2023	JPMorgan Chase	2,300,000	33,692	(1,928)	35,620
Pay	3-Month-CAD-BA-CDOR	5.800%	12/19/2023	Royal Bank of Scotland	3,200,000	46,875	(30,394)	77,269
Pay	Brazil CETIP Interbank Deposit	11.570%	1/2/2012	JPMorgan Chase	4,800,000	18,171	12,368	5,803

						($1,821,376)	($1,274,408)	($546,968)

SCHEDULE OF CREDIT DEFAULT SWAPS

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues – Buy Protection(1)

Reference Obligation	Implied Credit Spread at June 30, 2010(3)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Altria Group, Inc., 9.250%, 08/06/2019	2.01%	(1.420%)	3/20/2019	Goldman Sachs	$3,000,000	$126,071	—	$126,071
Altria Group, Inc., 7.000%, 11/04/2013	2.01%	(1.450%)	3/20/2019	Royal Bank of Scotland	3,000,000	119,039	—	119,039
Altria Group, Inc., 9.700%, 11/10/2018	2.00%	(1.520%)	12/20/2018	Goldman Sachs	1,000,000	33,155	—	33,155
Ally Financial, Inc., 6.875%, 08/28/2012	4.51%	(5.000%)	9/20/2012	Bank of America	800,000	(7,896)	(38,122)	30,226
Ally Financial, Inc., 6.875%, 08/28/2012	4.51%	(5.000%)	9/20/2012	Bank of America	700,000	(6,909)	(35,225)	28,316
American International Group, Inc., 6.250%, 05/01/2036	3.90%	(4.300%)	3/20/2019	Goldman Sachs	200,000	(4,806)	—	(4,806)
American International Group, Inc., 5.550%, 09/05/2012*	6.36%	(5.000%)	12/20/2013	Morgan Stanley	900,000	34,532	(44,418)	78,950
Autozone, Inc., 7.125%, 08/01/2018	0.79%	(1.320%)	9/20/2018	Deutsche Bank	3,000,000	(116,739)	—	(116,739)
Citigroup, Inc., 6.500%, 01/18/2011	1.80%	(1.000%)	9/20/2019	Deutsche Bank	100,000	5,891	6,355	(464)
Ford Motor Credit Company, 7.250%, 10/25/2011	4.20%	(5.000%)	9/20/2012	Bank of America	400,000	(6,539)	(21,829)	15,290
Ford Motor Credit Company, 7.250%, 10/25/2011	4.06%	(5.000%)	6/20/2012	Deutsche Bank	800,000	(13,813)	(41,252)	27,439
Fosters Financial Corp., 4.875%, 10/01/2014	0.80%	(1.600%)	6/20/2015	Barclays Bank	1,000,000	(37,640)	—	(37,640)
Glencore Funding LLC, 6.000%, 04/15/2014	4.61%	(5.000%)	6/20/2014	Barclays Bank	5,700,000	(75,824)	1,539,000	(1,614,824)
Goldman Sachs Group, Inc., 5.625%, 01/15/2017	3.07%	(1.000%)	6/20/2014	Deutsche Bank	400,000	29,939	49,252	(19,313)
Hartford Financial Services Group, 6.000%, 01/15/2019	3.25%	(5.000%)	3/20/2019	Deutsche Bank	500,000	(57,014)	35,000	(92,014)
Macys, Inc., 7.450%, 07/15/2017	2.08%	(1.000%)	9/20/2015	BNP Paribas	200,000	10,199	8,253	1,946
Masco Corporation, 6.125%, 10/03/2016	1.76%	(1.000%)	9/20/2012	BNP Paribas	200,000	3,308	2,162	1,146
Masco Corporation, 6.125%, 10/03/2016	1.76%	(1.000%)	9/20/2012	JP Morgan Chase	500,000	8,272	7,404	868
Seagate Technology, 6.800%, 10/01/2016	1.77%	(1.000%)	12/20/2011	Goldman Sachs	200,000	2,236	1,908	328
Starwood Hotels & Resorts Worldwide, Inc., 6.750%, 05/15/2018	1.12%	(1.000%)	6/20/2012	Deutsche Bank	600,000	1,436	(576)	2,012
Wells Fargo & Co., 5.000%, 11/15/2014	1.29%	(2.400%)	3/20/2014	Deutsche Bank	100,000	(3,990)	—	(3,990)

						$42,908	$1,467,912	($1,425,004)

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF CREDIT DEFAULT SWAPS (Continued)

June 30, 2010 (unaudited)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues – Sell Protection(2)

Reference Obligation	Implied Credit Spread at June 30, 2010(3)	Fixed Receive Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Anheuser-Busch InBev NV, 8.625%, 01/30/2017	0.31%	1.000%	6/20/2013	Barclays	$400,000	$8,095	$1,502	$6,593
Anheuser-Busch InBev NV, 8.625%, 01/30/2017	0.31%	1.000%	6/20/2013	Barclays	800,000	16,189	2,504	13,685
China (Peoples Republic of), 4.750%, 10/29/2013	0.86%	0.820%	12/20/2014	JP Morgan Chase	900,000	(1,673)	—	(1,673)
China (Peoples Republic of), 4.750%, 10/29/2013	0.86%	0.850%	12/20/2014	Barclays	400,000	(230)	—	(230)
Mexico, 7.500%, 04/08/2033	0.71%	1.000%	3/20/2011	Barclays	100,000	211	203	8
Mexico, 7.500%, 04/08/2033	0.71%	1.000%	3/20/2011	Royal Bank of Scotland	100,000	211	181	30
New Jersey, 5.250%, 07/01/2019	2.87%	1.720%	3/20/2020	Goldman Sachs	300,000	(16,810)	—	(16,810)
SLM Corp., 5.125%, 08/27/2012	5.86%	5.000%	3/20/2014	Deutsche Bank	100,000	(2,659)	(10,750)	8,091
South Korea (Republic of), 4.250%, 06/01/2013*	0.55%	1.000%	3/20/2011	Deutsche Bank	100,000	327	406	(79)

						$3,661	($5,954)	$9,615

Credit Default Swaps on Credit Indices – Buy Protection(1)

Index/Tranches	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
CDX.IG-9 10-Year Index	(0.800%)	12/20/2017	Deutsche Bank	$2,129,600	$100,190	$148,140	($47,950)
CDX.IG-10 10-Year Index	(1.500%)	6/20/2018	Bank of America	2,904,000	9,766	5,076	4,690
CDX.IG-11 10-Year Index	(1.400%)	12/20/2018	Deutsche Bank	992,000	2,103	37,792	(35,689)

					$112,059	$191,008	($78,949)

SCHEDULE OF TOTAL RETURN SWAPS

Receive Total Return on Reference Index	Index		# of Shares or Units	Floating Rate(5)	Notional Amount	Maturity Date	Counterparty	Unrealized Depreciation
Receive	S&P 500 Index	*	19,081	3-Month USD-LIBOR	$35,387,832	9/15/2010	Bank of America	$(2,659,548)

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity or obligation.

4)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

*	Investments are treated as illiquid according to the Fund's liquidity guidelines.

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS - 3.47%
$1,000,000	Bank of America Commercial Mortgage, Inc. Series 2006-2, 5.928%, 05/10/2045 (c)	$1,060,793
1,000,000	LB-UBS Commercial Mortgage Trust Series 2006-C1, 5.156%, 02/15/2031	1,041,737
	Merrill Lynch Mortgage Trust
100,000	Series 2005-CIP1, 5.047%, 07/12/2038 (c)	104,826
200,000	Series 2005-MCP1, 4.747%, 06/12/2043 (c)	208,854
	Morgan Stanley
2,300,000	Series 2006-HQ9, 5.730%, 07/12/2044 (c)	2,468,104
300,000	Series 2007-IQ14, 5.692%, 04/15/2049 (c)	290,066
1,000,000	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C25, 5.924%, 05/15/2043 (c)	1,072,046

	Total Collateralized Mortgage Obligations (Cost $5,979,654)	6,246,426

	CORPORATE BONDS - 21.89%
	Banks - 5.93%
140,000	Barclays Bank Plc 5.200%, 07/10/2014	147,883
	Kreditanstalt Fur Wiederaufbau
1,000,000	3.250%, 03/15/2013	1,047,524
4,800,000	3.500%, 03/10/2014	5,072,702
	Landwirtschaftliche Rentenbank
1,800,000	1.875%, 09/24/2012	1,823,083
1,690,000	3.250%, 03/15/2013	1,770,316
175,000	PNC Funding Corp. 3.625%, 02/08/2015	180,327
625,000	The Royal Bank Scotland Plc 4.875%, 03/16/2015	622,496

		10,664,331

	Beverages - 0.56%
675,000	Anheuser-Busch InBev. NV 5.375%, 01/15/2020	728,740
210,000	PepsiCo, Inc. 7.900%, 11/01/2018	271,957

		1,000,697

	Capital Markets - 1.56%
675,000	Bear Stearns Cos., Inc. 7.250%, 02/01/2018	789,373
710,000	Merrill Lynch & Co., Inc. 6.875%, 04/25/2018	758,562
	Morgan Stanley
150,000	6.625%, 04/01/2018	157,458
1,025,000	7.300%, 05/13/2019	1,104,113

		2,809,506

	Chemicals - 0.35%
575,000	Dow Chemical Co. 5.900%, 02/15/2015	629,013

Principal Amount		Value

	Commercial Banks - 0.30%
$525,000	HSBC Holdings Plc 6.500%, 09/15/2037	$545,160

	Consumer Finance - 0.95%
	American Express Co.
140,000	5.125%, 08/25/2014 (a)	150,763
125,000	7.000%, 03/19/2018	144,393
120,000	8.125%, 05/20/2019	149,238
475,000	Discover Financial Services 10.250%, 07/15/2019	566,187
690,000	GMAC LLC 1.750%, 10/30/2012	702,370

		1,712,951

	Diversified Financial Services - 2.88%
	Bank of America Funding Corp.
250,000	5.650%, 05/01/2018	256,606
125,000	5.625%, 07/01/2020	126,232
	Citigroup, Inc.
200,000	1.875%, 10/22/2012	204,319
350,000	5.000%, 09/15/2014	350,398
280,000	8.500%, 05/22/2019	334,334
150,000	6.875%, 03/05/2038	157,858
3,000,000	Private Export Funding Corp. 3.550%, 04/15/2013	3,196,056
500,000	Wachovia Corp. 6.600%, 01/15/2038	545,467

		5,171,270

	Diversified Manufacturing - 0.20%
340,000	General Electric Capital Corp. 5.625%, 05/01/2018	361,896

	Diversified Telecommunication Services - 0.49%
	AT&T, Inc.
330,000	5.600%, 05/15/2018	367,686
190,000	6.400%, 05/15/2038 (a)	209,606
90,000	Verizon Communications, Inc. 6.400%, 02/15/2038	99,523
150,000	Verizon Wireless Capital LLC 8.500%, 11/15/2018 (a)	195,329

		872,144

	Electric Utilities - 0.21%
312,000	Nevada Power Co. 7.125%, 03/15/2019	369,659

	Financials - 0.25%
425,000	Simon Property Group, Inc. 5.650%, 02/01/2020 (Callable at $100.00 on 11/01/2019)	450,934

	Food Products - 0.28%
	Kraft Foods, Inc.
125,000	6.125%, 08/23/2018	142,670
225,000	5.375%, 02/10/2020	241,553
100,000	6.500%, 02/09/2040	112,223

		496,446

	Health Care Products - 0.11%
200,000	Covidien International Financial SA 4.200%, 06/15/2020	205,101

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Household Durables - 0.40%
$175,000	Newell Rubbermaid, Inc. 6.750%, 03/15/2012	$188,803
450,000	Whirlpool Corporation 8.600%, 05/01/2014	530,994

		719,797

	Insurance - 1.55%
100,000	Hartford Financial Services Group, Inc. 6.625%, 03/30/2040	93,145
250,000	Lincoln National Corp. 4.300%, 06/15/2015	254,559
	Metlife, Inc.
90,000	6.750%, 06/01/2016	101,947
350,000	6.400%, 12/15/2066 (Callable at $100.00 on 12/15/2031) (c)	309,750
875,000	Prudential Financial, Inc. 3.875%, 01/14/2015	882,132
675,000	Reinsurance Group of America, Inc. 5.625%, 03/15/2017	704,792
250,000	Transatlantic Holdings, Inc. 8.000%, 11/30/2039	253,125
200,000	The Travelers Companies, Inc. 6.250%, 03/15/2067 (Callable at $100.00 on 03/15/2017) (c)	187,925

		2,787,375

	Life Sciences Tools & Services - 0.30%
500,000	Life Technologies Corp. 6.000%, 03/01/2020	542,456

	Media - 0.55%
580,000	Comcast Corp. 5.700%, 05/15/2018	638,582
300,000	WPP Finance UK 8.000%, 09/15/2014	352,057

		990,639

	Metals & Mining - 0.47%
425,000	Freeport McMoRan Copper & Gold, Inc. 8.375%, 04/01/2017 (Callable at $104.19 on 04/01/2012)	468,107
300,000	Teck Resources Ltd. 10.750%, 05/15/2019 (Callable at $105.38 on 05/15/2014)	368,144

		836,251

	Oil & Gas - 2.16%
300,000	Conoco, Inc. 6.950%, 04/15/2029	369,213
650,000	Energy Transfer Partners LP 6.700%, 07/01/2018	700,078
400,000	Oneok Partners LP 6.850%, 10/15/2037	423,616
260,000	Pemex Project Funding Master Trust 6.625%, 06/15/2035	268,725
	Petrobras International Finance Co.
90,000	6.125%, 10/06/2016	95,993
22,000	5.750%, 01/20/2020	22,265
475,000	Suncor Energy, Inc. 6.100%, 06/01/2018	535,888
300,000	Talisman Energy, Inc. 7.750%, 06/01/2019	368,922

Principal Amount		Value

	Oil & Gas (Continued)
$200,000	Transocean, Ltd. 5.250%, 03/15/2013 (a)	$188,252
	Williams Companies, Inc.
275,000	7.500%, 01/15/2031	293,308
300,000	8.750%, 03/15/2032	351,009
230,000	XTO Energy, Inc. 5.500%, 06/15/2018	263,438

		3,880,707

	Pipelines - 0.47%
	Enterprise Products Operating LLC
290,000	6.300%, 09/15/2017	324,876
300,000	7.550%, 04/15/2038	350,398
200,000	TransCanada PipeLines Ltd. 6.350%, 05/15/2067 (Callable at $100.00 on 05/15/2017) (c)	178,489

		853,763

	Real Estate Investment Trust - 0.65%
400,000	Duke Realty Corp. 6.750%, 03/15/2020	420,960
450,000	HCP, Inc. 6.300%, 09/15/2016	466,313
275,000	Kilroy Realty Corp. 6.625%, 06/01/2020	280,770

		1,168,043

	Specialty Retail - 0.25%
400,000	Home Depot, Inc. 5.400%, 03/01/2016	445,752

	Telecommunications - 0.78%
175,000	Qwest Corp. 8.375%, 05/01/2016	192,063
	Telecom Italia SpA
140,000	5.250%, 10/01/2015	141,455
775,000	6.999%, 06/04/2018	826,759
230,000	Telefonica Emisiones SAU 6.221%, 07/03/2017	250,527

		1,410,804

	Tobacco - 0.13%
	Altria Group, Inc.
90,000	8.500%, 11/10/2013	105,139
100,000	9.700%, 11/10/2018	126,829

		231,968

	Transportation - 0.07%
120,000	Vale Overseas Ltd. 6.875%, 11/21/2036	125,401

	Wireless Telecommunication Services - 0.04%
60,000	America Movil, S.A.B. de C.V. 5.625%, 11/15/2017	65,887

	Total Corporate Bonds (Cost $37,345,969)	39,347,951

	MUNICIPAL BONDS - 1.27%
	California, GO,
615,000	7.950%, 03/01/2036	646,605
85,000	7.550%, 04/01/2039 (a)	91,294
215,000	7.300%, 10/01/2039	224,050

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Principal Amount		Value

$150,000	7.350%, 11/01/2039	$157,446
1,075,000	7.625%, 03/01/2040	1,162,580

	Total Municipal Bonds (Cost $2,165,061)	2,281,975

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 28.74%
	Federal Home Loan Mortgage Corp.
26,337	Pool #G05335, 5.000%, 03/01/2039	27,901
71,090	Pool #A88642, 5.000%, 09/01/2039	75,314
2,560,189	Pool #A90076, 4.500%, 12/01/2039	2,656,676
2,042,500	Pool #A90398, 4.500%, 12/01/2039	2,119,476
2,972,307	Pool #A90081, 5.000%, 12/01/2039	3,148,912
39,453	Pool #A90206, 5.000%, 12/01/2039	41,797
637,516	Pool #A90305, 5.000%, 12/01/2039	675,395
7,200,292	Pool #A90994, 4.500%, 02/01/2040	7,471,653
1,807,961	Pool #1B4753, 3.594%, 06/01/2040 (c)	1,878,883
500,000	Pool #A92630, 5.000%, 06/01/2040	529,708
1,000,000	Pool #TBA, 6.500%, 07/15/2040 (b)	1,096,250
	Federal National Mortgage Association
674,801	Pool #AC7686, 4.000%, 12/01/2024	703,045
1,669,554	Pool #AC5591, 4.500%, 02/01/2025	1,764,429
120,859	Pool #906270, 6.000%, 01/01/2037	131,555
26,410	Pool #899584, 6.000%, 07/01/2037	28,698
24,312	Pool #939560, 6.000%, 07/01/2037	26,418
78,862	Pool #943618, 6.000%, 08/01/2037	85,693
46,918	Pool #948383, 6.000%, 09/01/2037	50,982
120,978	Pool #950842, 6.000%, 09/01/2037	131,457
136,007	Pool #952412, 6.000%, 09/01/2037	147,789
2,269,747	Pool #950694, 6.000%, 10/01/2037	2,466,364
32,244	Pool #955764, 6.000%, 10/01/2037	35,037
69,777	Pool #960008, 6.000%, 11/01/2037	75,822
89,528	Pool #960009, 6.000%, 11/01/2037	97,283
28,440	Pool #960245, 6.000%, 11/01/2037	30,903

Principal Amount		Value

$33,399	Pool #967761, 6.000%, 12/01/2037	$36,292
55,575	Pool #968970, 6.000%, 01/01/2038	60,390
8,000,000	Pool #TBA, 5.500%, 07/15/2038 (b)	8,588,752
33,722	Pool #995446, 6.000%, 10/01/2038	36,644
99,202	Pool #AA5357, 4.500%, 04/01/2039	103,033
188,330	Pool #AA9795, 4.500%, 07/01/2039	196,396
1,000,000	Pool #TBA, 6.000%, 07/01/2039 (b)	1,084,688
1,000,000	Pool #TBA, 6.500%, 07/01/2039 (b)	1,095,313
140,785	Pool #935532, 4.500%, 08/01/2039	146,812
132,351	Pool #AC2864, 4.500%, 08/01/2039	138,017
175,091	Pool #931823, 5.000%, 08/01/2039	186,466
99,815	Pool #AC1259, 5.000%, 08/01/2039	105,776
131,202	Pool #932009, 5.000%, 09/01/2039	139,721
83,299	Pool #AC1441, 5.000%, 09/01/2039	88,712
83,365	Pool #AC3234, 5.000%, 09/01/2039	88,781
405,415	Pool #AC5082, 4.500%, 10/01/2039	422,772
125,996	Pool #932065, 5.000%, 10/01/2039	134,179
97,871	Pool #AC3661, 5.000%, 10/01/2039	104,228
96,387	Pool #AC2703, 4.500%, 11/01/2039	100,517
254,144	Pool #AC7241, 4.500%, 11/01/2039	265,030
118,577	Pool #932149, 5.000%, 11/01/2039	126,281
118,907	Pool #932185, 5.000%, 11/01/2039	126,635
175,849	Pool #AC6651, 4.500%, 12/01/2039	183,382
8,973,545	Pool #932278, 5.000%, 12/01/2039	9,509,529
127,820	Pool #932299, 5.000%, 12/01/2039	136,126
28,627	Pool #AC3891, 5.000%, 12/01/2039	30,486
46,277	Pool #AC3892, 5.000%, 12/01/2039	49,041
197,311	Pool #AC5007, 4.500%, 01/01/2040	205,764
256,549	Pool #AC6752, 4.500%, 01/01/2040	267,540
979,296	Pool #AD0575, 4.500%, 01/01/2040	1,021,251

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2010 (unaudited)

Principal Amount		Value

$90,399	Pool #932404, 5.000%, 01/01/2040	$96,271
90,260	Pool #932431, 5.000%, 01/01/2040	96,120
799,196	Pool #AD0835, 6.000%, 03/01/2040	869,924
200,000	Pool #AD6940, 4.500%, 06/01/2040	207,694
100,000	Pool #AD9675, 5.000%, 07/01/2040	105,973

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $50,646,791)	51,651,976

	U.S. GOVERNMENT AGENCY ISSUES - 3.42%
2,500,000	Federal Home Loan Banks 1.375%, 06/08/2012 (a)	2,531,183
490,000	Federal Home Loan Mortgage Corp. 2.500%, 01/07/2014	508,495
2,000,000	Financing Corp. 10.350%, 08/03/2018	3,015,084
80,000	Tennessee Valley Authority 5.250%, 09/15/2039	88,784

	Total U.S. Government Agency Issues (Cost $5,967,423)	6,143,546

	U.S. TREASURY OBLIGATIONS - 35.67%
	U.S. Treasury Bonds - 3.09%
1,860,000	4.375%, 11/15/2039	2,008,220
875,000	4.625%, 02/15/2040 (a)	983,692
2,370,000	4.375%, 05/15/2040	2,563,669

		5,555,581

	U.S. Treasury Notes - 32.58%
20,600,000	0.875%, 01/31/2012	20,712,661
7,880,000	1.750%, 08/15/2012	8,064,077
2,300,000	1.375%, 03/15/2013 (a)	2,330,190
3,800,000	1.125%, 06/15/2013 (a)	3,815,717
8,300,000	1.875%, 06/30/2015	8,333,076
600,000	3.250%, 05/31/2016	637,406
20,000	3.125%, 10/31/2016 (a)	20,983
4,500,000	3.250%, 12/31/2016 (a)	4,743,985
1,100,000	4.000%, 08/15/2018	1,210,086
400,000	3.750%, 11/15/2018	431,062
3,950,000	3.125%, 05/15/2019 (a)	4,033,013
4,000,000	3.625%, 08/15/2019 (a)	4,230,312

		58,562,568

	Total U.S. Treasury Obligations (Cost $62,883,245)	64,118,149

Number of Shares

	SHORT TERM INVESTMENTS - 7.29% Money Market Fund - 7.29%
13,108,072	Federated Prime Obligations Fund Effective Yield, 0.22%	$13,108,072

	Total Short Term Investments (Cost $13,108,072)	13,108,072

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 11.82%
	Money Market Fund - 11.82%
21,241,664	Mount Vernon Prime Portfolio Effective Yield, 0.28%	21,241,664

	Total Investments Purchased as Securities Lending Collateral (Cost $21,241,664)	21,241,664

	Total Investments (Cost $199,337,879) - 113.57%	204,139,759
	Liabilities in Excess of Other Assets -(13.57)%	-24,389,393

	TOTAL NET ASSETS - 100.00%	$179,750,366

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.
(b)	Security purchased on a when-issued bases. On June 30, 2010, the total value of the investments purchased on a when-issued basis was $11,865,003, or 6.60% of total net assets.
(c)	Variable Rate Security. The rate shown is the rate in effect on June 30, 2010.

See notes to financial statements.

Genworth Enhanced Small Cap Index Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	INVESTMENT COMPANIES - 96.16%
	Investment Companies - 96.16%
368	iShares Morningstar Small Core Index Fund	$25,652
809	iShares Morningstar Small Growth Index Fund	51,371
771	iShares Morningstar Small Value Index Fund	51,063
20,926	iShares Russell 2000 Index Fund (a)	1,278,160
4,233	iShares Russell 2000 Growth Index Fund	281,833
5,821	iShares Russell 2000 Value Index Fund (a)	332,030
902	iShares S&P Small Cap 600 Growth Index Fund	51,360
893	iShares S&P Small Cap 600 Value Index Fund	51,089
1,986	SPDR Dow Jones Small Cap ETF	102,537
621	SPDR Dow Jones Small Cap Growth ETF	51,363
917	SPDR Dow Jones Small Cap Value ETF	51,114
1,808	Vanguard Small Cap ETF	102,333
871	Vanguard Small Cap Growth ETF	51,276
948	Vanguard Small Cap Value ETF	51,097

	Total Investment Companies (Cost $2,751,061)	2,532,278

	SHORT TERM INVESTMENTS - 6.65%
	Money Market Fund - 6.65%
175,269	Federated Prime Obligations Fund Effective Yield, 0.22%	175,269

	Total Short Term Investments (Cost $175,269)	175,269

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 9.10%
	Money Market Fund - 9.10%
239,536	Mount Vernon Prime Portfolio Effective Yield, 0.28%	239,536

	Total Investments Purchased as Securities Lending Collateral (Cost $239,536)	239,536

	Total Investments (Cost $3,165,866) - 111.91%	2,947,083
	Liabilities in Excess of Other Assets - (11.91)%	-313,738

	TOTAL NET ASSETS - 100.00%	$2,633,345

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Enhanced International Index Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	INVESTMENT COMPANIES - 98.71%
	Investment Companies - 98.71%
67,200	iShares MSCI Australia Index Fund (a)	$1,275,456
186,243	iShares MSCI EAFE Growth Index Fund	8,952,701
344,766	iShares MSCI EAFE Index Fund	16,035,067
187,188	iShares MSCI EAFE Value Index Fund (a)	7,717,761
65,525	iShares MSCI France Index Fund (a)	1,281,669
68,665	iShares MSCI Germany Index Fund (a)	1,284,722
43,615	iShares MSCI Hong Kong Index Fund (a)	644,194
351,967	iShares MSCI Japan Index Fund (a)	3,238,096
37,361	iShares MSCI Netherlands Index Fund (a)	639,247
58,621	iShares MSCI Singapore Index Fund (a)	658,900
20,267	iShares MSCI Spain Index Fund (a)	645,099
28,289	iShares MSCI Sweden Index Fund	645,838
65,015	iShares MSCI Switzerld Index Fund	1,299,650
235,767	iShares MSCI United Kingdom Index Fund (a)	3,168,708
550,222	Vanguard Europe Pacific ETF	16,088,491

	Total Investment Companies (Cost $73,554,087)	63,575,599

	SHORT TERM INVESTMENTS - 2.08%
	Money Market Fund - 2.08%
1,338,267	Federated Prime Obligations Fund Effective Yield, 0.22%	1,338,267

	Total Short Term Investments (Cost $1,338,267)	1,338,267

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 15.45%
	Money Market Fund - 15.45%
9,948,205	Mount Vernon Prime Portfolio Effective Yield, 0.28%	9,948,205

	Total Investments Purchased as Securities Lending Collateral (Cost $9,948,205)	9,948,205

	Total Investments (Cost $84,840,559) - 116.24%	74,862,071
	Liabilities in Excess of Other Assets - (16.24)%	-10,456,820

	TOTAL NET ASSETS - 100.00%	$64,405,251

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth 40/60 Index Allocation Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	INVESTMENT COMPANIES - 86.99%
	Investment Companies - 86.99%
30,016	iShares Barclays Aggregate Bond Fund	$3,219,216
21,871	iShares MSCI EAFE Index Fund	1,017,220
9,466	iShares Russell 2000 Index Fund (a)	578,183
2,176	iShares Russell 2000 Growth Index Fund (a)	144,878
2,532	iShares Russell 2000 Value Index Fund (a)	144,425
5,472	iShares S&P 500 Growth Index Fund	289,688
11,193	iShares S&P 500 Index Fund (a)	1,158,028
5,827	iShares S&P 500 Value Index Fund	289,369
1,890	iShares S&P Midcap 400 Growth Index Fund	145,303
8,163	iShares S&P Midcap 400 Index Fund (a)	580,552
2,261	iShares S&P Midcap 400 Value Index Fund	144,953
25,832	SPDR Barclays Capital Aggregate Bond Fund	1,462,350
12,636	SPDR S&P 500 Fund (a)	1,304,288
39,564	Vanguard Total Bond Market ETF	3,219,718

	Total Investment Companies (Cost $13,979,012)	13,698,171

	SHORT TERM INVESTMENTS - 12.10%
	Money Market Fund - 12.10%
1,906,140	Federated Prime Obligations Fund Effective Yield, 0.22%	1,906,140

	Total Short Term Investments (Cost $1,906,140)	1,906,140

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 16.63%
	Money Market Fund - 16.63%
2,618,760	Mount Vernon Prime Portfolio Effective Yield, 0.28%	2,618,760

	Total Investments Purchased as Securities Lending Collateral (Cost $2,618,760)	2,618,760

	Total Investments (Cost $18,503,912) - 115.72%	18,223,071
	Liabilities in Excess of Other Assets - (15.72)%	-2,476,153

	TOTAL NET ASSETS - 100.00%	$15,746,918

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth 60/40 Index Allocation Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	INVESTMENT COMPANIES - 95.17%
	Investment Companies - 95.17%
34,225	iShares Barclays Aggregate Bond Fund	$3,670,631
30,769	iShares MSCI EAFE Index Fund	1,431,066
16,297	iShares Russell 2000 Index Fund (a)	995,421
2,140	iShares Russell 2000 Growth Index Fund (a)	142,481
2,491	iShares Russell 2000 Value Index Fund (a)	142,087
5,391	iShares S&P 500 Growth Index Fund	285,399
19,310	iShares S&P 500 Index Fund (a)	1,997,813
5,746	iShares S&P 500 Value Index Fund	285,346
1,861	iShares S&P Midcap 400 Growth Index Fund	143,074
14,070	iShares S&P Midcap 400 Index Fund (a)	1,000,658
2,226	iShares S&P Midcap 400 Value Index Fund	142,709
28,493	SPDR Barclays Capital Aggregate Bond Fund	1,612,989
19,377	SPDR S&P 500 Fund (a)	2,000,094

	Total Investment Companies (Cost $14,454,251)	13,849,768

	SHORT TERM INVESTMENTS - 8.13%
	Money Market Fund - 8.13%
1,183,697	Federated Prime Obligations Fund Effective Yield, 0.22%	1,183,697

	Total Short Term Investments (Cost $1,183,697)	1,183,697

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 26.22%
	Money Market Fund - 26.22%
3,814,695	Mount Vernon Prime Portfolio Effective Yield, 0.28%	3,814,695

	Total Investments Purchased as Securities Lending Collateral (Cost $3,814,695)	3,814,695

	Total Investments (Cost $19,452,643) - 129.52%	18,848,160
	Liabilities in Excess of Other Assets - (29.52)%	-4,296,387

	TOTAL NET ASSETS - 100.00%	$14,551,773

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Moderate Allocation Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	INVESTMENT COMPANIES - 93.41%
	Affiliated Investment Companies - 93.41%
76,843	Genworth Calamos Growth Fund - Institutional Shares (a)	$676,418
113,928	Genworth Columbia Mid Cap Value Fund -Institutional Shares (a)	954,489
143,932	Genworth Davis NY Venture Fund -Institutional Shares (a)	1,237,135
103,234	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares (a)	822,117
73,789	Genworth Legg Mason ClearBridge Aggressive Growth Fund - Institutional Shares (a)	683,748
153,850	Genworth PIMCO StocksPLUS Fund -Institutional Shares (a)	1,234,722
452,820	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares (a)	5,149,601
122,096	Genworth Enhanced Small Cap Index Fund -Institutional Shares (a)	1,224,921
160,108	Genworth Enhanced International Index Fund - Institutional Shares (a)	1,373,825

	Total Investment Companies (Cost $13,904,048)	13,356,976

	SHORT TERM INVESTMENTS - 4.14%
	Money Market Fund - 4.14%
592,118	Federated Prime Obligations Fund Effective Yield, 0.22%	592,118

	Total Short Term Investments (Cost $592,118)	592,118

	Total Investments (Cost $14,496,166) - 97.55%	13,949,094
	Other Assets in Excess of Liabilities - 2.45%	349,968

	TOTAL NET ASSETS - 100.00%	$14,299,062

Percentages are stated as a percent of net assets.

(a)	Affiliated to the Fund.

See notes to financial statements.

Genworth Growth Allocation Fund

SCHEDULE OF INVESTMENTS

June 30, 2010 (unaudited)

Number of Shares		Value

	INVESTMENT COMPANIES - 94.61%
	Affiliated Investment Companies - 94.61%
86,751	Genworth Calamos Growth Fund -Institutional Shares (a)	$763,637
136,769	Genworth Columbia Mid Cap Value Fund -Institutional Shares (a)	1,145,848
148,214	Genworth Davis NY Venture Fund -Institutional Shares (a)	1,273,946
111,808	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares (a)	890,393
68,669	Genworth Legg Mason ClearBridge Aggressive Growth Fund - Institutional Shares (a)	636,298
158,860	Genworth PIMCO StocksPLUS Fund -Institutional Shares (a)	1,274,931
306,789	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares (a)	3,488,895
139,442	Genworth Enhanced Small Cap Index Fund -Institutional Shares (a)	1,398,939
178,709	Genworth Enhanced International Index Fund - Institutional Shares (a)	1,533,426

	Total Investment Companies (Cost $13,130,704)	12,406,313

	SHORT TERM INVESTMENTS - 5.02%
	Money Market Fund - 5.02%
658,712	Federated Prime Obligations Fund Effective Yield, 0.22%	658,712

	Total Short Term Investments (Cost $658,712)	658,712

	Total Investments (Cost $13,789,416) - 99.63%	13,065,025
	Other Assets in Excess of Liabilities - 0.37%	48,357

	TOTAL NET ASSETS - 100.00%	$13,113,382

Percentages are stated as a percent of net assets.

(a)	Affiliated to the Fund.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES

June 30, 2010 (unaudited)

	Genworth Calamos Growth Fund	Genworth Columbia Mid Cap Value Fund	Genworth Davis NY Venture Fund	Genworth Eaton Vance Large Cap Value Fund	Genworth Legg Mason ClearBridge Aggressive Growth Fund
ASSETS:
Investments, at value (cost $66,403,939, $61,132,223, $12,681,077, $60,863,939, and $43,307,899, respectively)[1]	$64,599,308	$64,276,157	$12,913,586	$66,952,789	$56,995,420
Cash	—	1,155	—	—	—
Foreign currencies (cost $0, $0, $16,405, $1,079,185, and $0, respectively)	—	—	16,775	1,078,942	—
Income receivable	14,818	61,745	14,931	69,306	6,308
Receivable for dividend reclaims	—	—	943	—	—
Receivable for investment securities sold	1,757,126	14,531	17,121	303,864	—
Receivable for fund shares sold	90,111	96,559	43,054	75,779	47,174
Receivable from investment advisor	—	—	1,406	—	—
Other assets	4,738	13,579	238	1,868	1,406
Total assets	66,466,101	64,463,726	13,008,054	68,482,548	57,050,308

LIABILITIES:
Payable for collateral on securities loaned	15,710,759	12,316,806	1,594,127	11,727,631	7,538,730
Payable for investment securities purchased	1,075,150	—	102,396	1,782,630	—
Payable to investment advisor	24,932	17,395	—	16,333	12,995
Other accrued expenses	41,902	48,406	23,323	1,147,614	68,294
Total Liabilities	16,852,743	12,382,607	1,719,846	14,674,208	7,620,019
NET ASSETS	$49,613,358	$52,081,119	$11,288,208	$53,808,340	$49,430,289

NET ASSETS CONSIST OF:
Capital stock	$51,364,442	$46,683,879	$11,285,788	$45,985,651	$23,381,489
Unrealized appreciation (depreciation) on:
Investments	(1,804,631)	3,143,934	232,509	6,088,850	13,687,521
Foreign currencies	—	—	370	(243)	—
Accumulated undistributed net investment income (loss)	(152,052)	114,396	20,890	279,093	(94,405)
Accumulated undistributed net realized gain (loss)	205,599	2,138,910	(251,349)	1,454,989	12,455,684
NET ASSETS	$49,613,358	$52,081,119	$11,288,208	$53,808,340	$49,430,289

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	163,594	250,697	292,146	215,042	142,458
Net assets	1,440,212	2,100,342	2,511,038	1,712,140	1,320,045
Net asset value, offering and redemption price per share	$8.80	$8.38	$8.60	$7.96	$9.27

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	5,484,045	5,922,746	1,015,908	6,495,353	5,207,804
Net assets	48,173,146	49,980,777	8,777,170	52,096,200	48,110,244
Net asset value, offering and redemption price per share	$8.78	$8.44	$8.64	$8.02	$9.24

[1]Includes loaned securities with a market value of:	$15,038,015	$11,632,955	$1,520,989	$11,126,260	$7,242,815

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES (Continued)

June 30, 2010 (unaudited)

	Genworth PIMCO StocksPLUS Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
ASSETS:
Investments, at value (cost $191,468,409 and $199,337,879, respectively)[1]	$199,423,603	$204,139,759
Repurchase agreements (cost $14,996,000 and $0, respectively)	14,996,000	—
Cash	115,813	11
Foreign currencies (cost $379,698 and $0, respectively)	377,119	—
Deposits with brokers for open futures contracts	2,413,683	—
Appreciation on forward currency contracts	321,044	—
Appreciation on swap contracts	616,575	—
Income receivable	957,723	1,131,226
Receivable for investment securities sold	69,041,004	15,883,941
Receivable for fund shares sold	236,474	30,259
Swap premiums paid	1,878,066	—
Other assets	12,755	29,426
Total assets	290,389,859	221,214,622

LIABILITIES:
Options written, at value (cost $519,085 and $0, respectively)	782,764	—
Forward sale commitments (proceeds $21,063,946 and $0, respectively)	21,083,596	—
Securities sold short (proceeds $5,141,406 and $0, respectively)	5,297,320	—
Variation margin on futures contracts	1,277,800	—
Depreciation on forward currency contracts	174,754	—
Depreciation on swap agreements	5,317,429	—
Swap premiums received	1,499,508	—
Income Payable	85,745	—
Payable for collateral on securities loaned	28,667,431	21,241,664
Payable for investment securities purchased	39,474,214	19,833,419
Payable for fund shares redeemed	—	237,315
Payable to investment advisor	21,380	20,318
Other accrued expenses	153,941	131,540
Total Liabilities	103,835,882	41,464,256
NET ASSETS	$186,553,977	$179,750,366

NET ASSETS CONSIST OF:
Capital stock	$176,082,224	$169,105,041
Unrealized appreciation (depreciation) on:
Investments	7,955,194	4,801,880
Foreign currencies	(2,579)	—
Forward currency contracts	146,290	—
Forward sale commitments	(19,650)	—
Futures contracts	(8,342,162)	—
Securities sold short	(155,914)	—
Swap contracts	(4,700,854)	—
Written options	(263,679)	—
Accumulated undistributed net investment income	5,417,075	1,656,133
Accumulated undistributed net realized gain	10,438,032	4,187,312
NET ASSETS	$186,553,977	$179,750,366

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	312,710	759,609
Net assets	2,509,658	8,638,442
Net asset value, offering and redemption price per share	$8.03	$11.37

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	22,773,599	14,953,278
Net assets	184,044,319	171,111,924
Net asset value, offering and redemption price per share	$8.08	$11.44

[1]Includes loaned securities with a market value of:	$28,088,492	$20,774,741

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES (Continued)

June 30, 2010 (unaudited)

	Genworth Enhanced Small Cap Index Fund	Genworth Enhanced International Index Fund	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund
ASSETS:
Investments, at value (cost $3,165,866, $84,840,559, $18,503,912, $19,452,643, $592,118, and $658,712, respectively)[1]	$2,947,083	$74,862,071	$18,223,071	$18,848,160	$592,118	$658,712
Investments in affiliates, at value (cost $0, $0, $0, $0 $13,904,048 and $13,130,704, respectively)	—	—	—	—	13,356,976	12,406,313
Cash	—	—	—	—	15,694	—
Income receivable	26	131	6,258	9,698	119	90
Receivable for investment securities sold	—	199,943	—	—	—	—
Receivable for fund shares sold	47,008	99,496	1,115,801	63,836	299,595	269,109
Receivable from investment advisor	17,993	26,047	31,823	31,823	32,796	32,869
Other assets	27,116	134,725	52,612	52,353	52,298	52,332
Total assets	3,039,226	75,322,413	19,429,565	19,005,870	14,349,596	13,419,425

LIABILITIES:
Payable for collateral on securities loaned	239,536	9,948,205	2,618,760	3,814,695	—	—
Payable for investment securities purchased	148,435	901,766	1,029,926	604,523	15,694	272,762
Payable for fund shares redeemed	—	—	74	52	60	60
Payable to investment advisor for reimbursement of organizational costs	12,651	12,651	22,768	22,768	22,768	22,768
Other accrued expenses	5,259	54,540	11,119	12,059	12,012	10,453
Total Liabilities	405,881	10,917,162	3,682,647	4,454,097	50,534	306,043
NET ASSETS	$2,633,345	$64,405,251	$15,746,918	$14,551,773	$14,299,062	$13,113,382

NET ASSETS CONSIST OF:
Capital stock	$2,854,118	$73,992,758	$16,049,282	$15,111,552	$14,961,883	$13,937,037
Unrealized depreciation on:
Investments	(218,783)	(9,978,488)	(280,841)	(604,483)	(547,072)	(724,391)
Accumulated undistributed net investment income (loss)	1,353	740,941	62,165	67,314	(20,118)	(15,362)
Accumulated undistributed net realized loss	(3,343)	(349,960)	(83,688)	(22,610)	(95,631)	(83,902)
NET ASSETS	$2,633,345	$64,405,251	$15,746,918	$14,551,773	$14,299,062	$13,113,382

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	262,589	340,317	n/a	n/a	n/a	n/a
Net assets	2,633,345	2,919,421	n/a	n/a	n/a	n/a

Net asset value, offering and redemption price per share	$10.03	$8.58	n/a	n/a	n/a	n/a

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	n/a	7,173,666	1,564,793	1,477,507	1,489,622	1,328,227
Net assets	n/a	61,485,830	15,746,918	14,551,773	14,299,062	13,113,382
Net asset value, offering and redemption price per share	n/a	$8.57	$10.06	$9.85	$9.60	$9.87

[1]Includes loaned securities with a market value of:	230,137	9,292,828	2,528,008	3,680,374	—	—

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2010 (unaudited)

	Genworth Calamos Growth Fund	Genworth Columbia Mid Cap Value Fund	Genworth Davis NY Venture Fund	Genworth Eaton Vance Large Cap Value Fund	Genworth Legg Mason ClearBridge Aggressive Growth Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $2,725, $0, $1,279, $6,767 and $2,408, respectively)	$143,848	$423,133	$74,591	$632,424	$259,241
Interest income	1,307	(759)	385	991	1,327

Total investment income	145,155	422,374	74,976	633,415	260,568

EXPENSES:
Investment advisory fees	160,446	148,880	24,330	160,026	146,149
Administrative service fees - Service Shares	52,336	60,939	11,106	79,301	80,054
Distribution (12b-1) fees - Service Shares	52,336	60,939	11,106	79,301	80,054
Audit and tax fees	13,613	13,251	13,542	12,493	12,459
Administration fees	11,542	17,493	3,660	30,040	32,925
Legal fees	10,722	13,921	3,088	17,865	19,727
Fund accounting fees	8,651	12,213	6,454	18,547	19,118
Custody fees	5,538	9,461	8,208	9,007	6,977
Trustees’ fees and expenses	5,298	6,763	1,764	9,496	10,000
Transfer agent fees and expenses	3,455	3,524	3,115	3,785	3,885
Reports to shareholders	2,871	3,427	570	3,024	3,124
Compliance fees	1,432	1,689	279	2,089	2,079
Registration fees	1,348	573	72	249	49
Insurance fees	134	1,086	181	2,847	3,266
Total expenses	329,722	354,159	87,475	428,070	419,866
Less reimbursement by Advisor	(25,544)	(40,760)	(33,233)	(57,759)	(60,719)
Less securities lending credit	(6,971)	(5,421)	(401)	(3,675)	(4,174)
Net expenses	297,207	307,978	53,841	366,636	354,973

Net investment income (loss)	$(152,052)	$114,396	$21,135	$266,779	$(94,405)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	979,388	2,883,250	57,919	4,487,316	12,459,669
Foreign currencies	—	—	(4,195)	(1)	—
Total	979,388	2,883,250	53,724	4,487,315	12,459,669
Net change in unrealized appreciation (depreciation) on:
Investments	(3,244,394)	(4,920,536)	(996,619)	(10,948,274)	(16,601,013)
Foreign currencies	—	—	440	(243)	—
Total	(3,244,394)	(4,920,536)	(996,179)	(10,948,517)	(16,601,013)
Net realized and unrealized loss	(2,265,006)	(2,037,286)	(942,455)	(6,461,202)	(4,141,344)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,417,058)	$(1,922,890)	$(921,320)	$(6,194,423)	$(4,235,749)

Genworth Variable Insurance Trust

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended June 30, 2010 (unaudited)

	Genworth PIMCO StocksPLUS Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
INVESTMENT INCOME:
Dividend income	$—	$2,464
Interest income	2,846,664	2,373,682

Total investment income	2,846,664	2,376,146

EXPENSES:
Investment advisory fees	318,896	231,635
Administrative service fees - Service Shares	226,724	188,546
Distribution (12b-1) fees - Service Shares	226,724	188,545
Audit and tax fees	19,627	16,108
Administration fees	65,869	52,823
Legal fees	50,900	42,746
Fund accounting fees	68,326	51,533
Custody fees	24,767	14,743
Trustees' fees and expenses	24,625	20,383
Transfer agent fees and expenses	5,016	4,667
Reports to shareholders	13,021	11,470
Compliance fees	5,332	5,224
Registration fees	2,031	2,958
Insurance fees	4,476	2,715
Total expenses	1,056,334	834,096
Less reimbursement by Advisor	(143,250)	(104,108)
Less securities lending credit	(4,070)	(10,618)
Net expenses	909,014	719,370

Net investment income	$1,937,650	$1,656,776

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,367,801	2,103,804
Foreign currencies	(23,698)	—
Forward currency contracts	275,466	—
Forward sale commitments	(220,564)	—
Futures contracts	(427,266)	—
Securities sold short	(37,004)	—
Swap contracts	129,448	—
Written options	572,956	—
Total	2,637,139	2,103,804
Net change in unrealized appreciation (depreciation) on:
Investments	(1,618,437)	2,619,746
Foreign currencies	337	—
Forward currency contracts	156,805	—
Forward sale commitments	(144,531)	—
Futures contracts	(8,967,861)	—
Securities sold short	(157,812)	—
Swap contracts	(3,292,983)	—
Written options	(425,988)	—
Total	(14,450,470)	2,619,746
Net realized and unrealized gain (loss)	(11,813,331)	4,723,550
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,875,681)	$6,380,326

Genworth Variable Insurance Trust

STATEMENTS OF OPERATIONS (Continued)

For the Period Ended June 30, 2010 (unaudited)

	Genworth Enhanced Small Cap Index Fund	Genworth Enhanced International Index Fund	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,475	$824,440	$80,304	$84,574	$—	$—
Interest income	57	1,159	511	462	291	260

Total investment income	2,532	825,599	80,815	85,036	291	260

EXPENSES:
Investment advisory fees	380	8,489	2,832	2,968	1,595	1,264
Administrative service fees - Service Shares	—	26,756	7,080	7,420	7,972	6,321
Distribution (12b-1) fees - Service Shares	—	26,756	7,080	7,420	7,972	6,321
Audit and tax fees	7,555	8,549	7,555	7,555	7,555	7,555
Administration fees	219	1,733	589	683	779	420
Legal fees	8,809	65,341	16,226	16,470	16,630	16,128
Fund accounting fees	150	509	150	199	199	150
Custody fees	106	980	217	340	239	170
Trustees’ fees and expenses	257	3,331	605	649	783	653
Transfer agent fees and expenses	253	2,509	279	297	331	204
Reports to shareholders	1,625	11,007	2,372	2,549	2,522	2,070
Compliance fees	106	979	173	248	248	173
Registration fees	47	305	199	199	260	199
Insurance fees	181	181	199	181	181	181
Organizational costs	12,651	12,651	22,768	22,768	22,768	22,768
Total expenses	32,339	170,076	68,324	69,946	70,034	64,577
Less reimbursement by Advisor	(30,328)	(70,772)	(48,482)	(48,740)	(49,625)	(48,901)
Less securities lending credit	(669)	(14,116)	(584)	(1,023)	—	—
Net expenses	1,342	85,188	19,258	20,183	20,409	15,676

Net investment income (loss)	$1,190	$740,411	$61,557	$64,853	$(20,118)	$(15,416)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(3,343)	(349,960)	(83,721)	(22,759)	—	—
Investments in affiliates	—	—	—	—	(97,115)	(83,911)
Total	(3,343)	(349,960)	(83,721)	(22,759)	(97,115)	(83,911)
Net change in unrealized depreciation on:
Investments	(219,413)	(9,978,599)	(279,862)	(598,825)	—	—
Investments in affiliates	—	—	—	—	(535,993)	(724,160)
Total	(219,413)	(9,978,599)	(279,862)	(598,825)	(535,993)	(724,160)
Net realized and unrealized loss	(222,756)	(10,328,559)	(363,583)	(621,584)	(633,108)	(808,071)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(221,566)	$(9,588,148)	$(302,026)	$(556,731)	$(653,226)	$(823,487)

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Genworth Calamos Growth Fund		Genworth Columbia Mid Cap Value Fund
	Period Ended June 30, 2010	Year Ended December 31, 2009	Period Ended June 30, 2010	Year Ended December 31, 2009
	(unaudited)		(unaudited)
OPERATIONS:
Net investment income (loss)	$(152,052)	$(30,749)	$114,396	$271,800
Net realized gain (loss) on investment transactions	979,388	(352,373)	2,883,250	(250,853)
Change in unrealized appreciation (depreciation) on investments	(3,244,394)	2,775,789	(4,920,536)	8,785,608
Net increase (decrease) in net assets resulting from operations	(2,417,058)	2,392,667	(1,922,890)	8,806,555

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	2,295,873	42,271	2,441,912	37,998
Shares issued to holders in reinvestment of dividends	—	—	—	442
Shares redeemed	(742,318)	(14)	(186,242)	(12)

Net increase	1,553,555	42,257	2,255,670	38,428
Service Shares:
Shares sold	50,511,810	3,319,158	21,404,738	6,104,361
Shares issued to holders in reinvestment of dividends	—	—	—	236,458
Shares redeemed	(7,889,615)	(1,481,573)	(4,117,789)	(4,306,500)

Net increase	42,622,195	1,837,585	17,286,949	2,034,319

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income - Institutional Shares	—	—	—	(442)
Net investment income - Service Shares	—	—	—	(236,459)

Total dividends and distributions	—	—	—	(236,901)

INCREASE IN NET ASSETS	41,758,692	4,272,509	17,619,729	10,642,401

NET ASSETS:
Beginning of period	$7,854,666	$3,582,157	$34,461,390	$23,818,989
End of period (including undistributed net investment income (loss) of $(152,052), $0, $114,396 and $0, respectively)	$49,613,358	$7,854,666	$52,081,119	$34,461,390

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	237,640	4,405	267,191	4,319
Shares issued to holders in reinvestment of dividends	—	—	—	50
Shares redeemed	(78,450)	(1)	(20,862)	(1)

Net increase	159,190	4,404	246,329	4,368
Service Shares:
Shares sold	5,474,202	413,495	2,460,538	913,452
Shares issued to holders in reinvestment of dividends	—	—	—	26,636
Shares redeemed	(792,272)	(164,379)	(431,802)	(583,420)

Net increase	4,681,930	249,116	2,028,736	356,668

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Davis NY Venture Fund		Genworth Eaton Vance Large Cap Value Fund
	Period Ended June 30, 2010	Year Ended December 31, 2009	Period Ended June 30, 2010	Year Ended December 31, 2009
	(unaudited)		(unaudited)
OPERATIONS:
Net investment income	$21,135	$19,885	$266,779	$986,098
Net realized gain (loss) on investment transactions	53,724	(233,427)	4,487,315	(1,962,153)
Change in unrealized appreciation (depreciation) on investments	(996,179)	2,032,309	(10,948,517)	14,209,962
Net increase (decrease) in net assets resulting from operations	(921,320)	1,818,767	(6,194,423)	13,233,907

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	2,709,655	37,100	1,868,313	25,858
Shares issued to holders in reinvestment of dividends	—	258	—	385
Shares redeemed	(35,303)	(13)	(21,356)	(7)

Net increase	2,674,352	37,345	1,846,957	26,236
Service Shares:
Shares sold	2,076,674	4,428,221	4,965,916	17,713,662
Shares issued to holders in reinvestment of dividends	—	17,966	—	963,121
Shares redeemed	(1,050,744)	(1,176,821)	(33,792,072)	(3,428,843)

Net increase (decrease)	1,025,930	3,269,366	(28,826,156)	15,247,940

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income - Institutional Shares	—	(258)	—	(385)
Net investment income - Service Shares	—	(17,966)	—	(963,121)

Total dividends and distributions	—	(18,224)	—	(963,506)

INCREASE (DECREASE) IN NET ASSETS	2,778,962	5,107,254	(33,173,622)	27,544,577

NET ASSETS:
Beginning of period	$8,509,246	$3,401,992	$86,981,962	$59,437,385
End of period (including undistributed net investment income (loss) of $20,891, $(245), $279,094 and $12,314, respectively)	$11,288,208	$8,509,246	$53,808,340	$86,981,962

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	291,917	4,016	214,534	2,928
Shares issued to holders in reinvestment of dividends	—	28	—	44
Shares redeemed	(3,814)	(1)	(2,463)	(1)

Net increase	288,103	4,043	212,071	2,971
Service Shares:
Shares sold	220,340	584,375	571,122	2,450,712
Shares issued to holders in reinvestment of dividends	—	1,926	—	108,727
Shares redeemed	(110,337)	(155,029)	(3,931,136)	(441,890)

Net increase (decrease)	110,003	431,272	(3,360,014)	2,117,549

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Legg Mason ClearBridge Aggressive Growth Fund		Genworth PIMCO StocksPLUS Fund
	Period Ended June 30, 2010	Year Ended December 31, 2009	Period Ended June 30, 2010	Year Ended December 31, 2009
	(unaudited)		(unaudited)
OPERATIONS:
Net investment income (loss)	$(94,405)	$(238,706)	$1,937,650	$4,286,935
Net realized gain on investment transactions	12,459,669	326,306	2,637,139	35,302,950
Change in unrealized appreciation (depreciation) on investments	(16,601,013)	25,990,466	(14,450,470)	5,418,106
Net increase (decrease) in net assets resulting from operations	(4,235,749)	26,078,066	(9,875,681)	45,007,991

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	2,330,099	42,271	2,710,387	37,100
Shares issued to holders in reinvestment of dividends	—	6	—	4,037
Shares redeemed	(871,145)	(14)	(28,331)	(12)

Net increase	1,458,954	42,263	2,682,056	41,125
Service Shares:
Shares sold	3,673,075	16,157,473	67,925,875	15,861,226
Shares issued to holders in reinvestment of dividends	—	19,704	—	19,021,911
Shares redeemed	(54,605,927)	(9,896,064)	(8,244,450)	(22,151,199)

Net increase (decrease)	(50,932,852)	6,281,113	59,681,425	12,731,938

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income - Institutional Shares	—	—	—	(422)
Net investment income - Service Shares	—	—	—	(1,027,679)
Net realized gains - Institutional Shares	—	—	—	(3,615)
Net realized gains - Service Shares	—	(19,724)	—	(17,994,233)

Total dividends and distributions	—	(19,724)	—	(19,025,949)

INCREASE (DECREASE) IN NET ASSETS	(53,709,647)	32,381,718	52,487,800	38,755,105

NET ASSETS:
Beginning of period	$103,139,936	$70,758,218	$134,066,177	$95,311,072
End of period (including undistributed net investment income (loss) of $(94,405), $0, $5,417,075 and $(4,614), respectively)	$49,430,289	$103,139,936	$186,553,977	$134,066,177

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	226,645	4,288	311,586	3,921
Shares issued to holders in reinvestment of dividends	—	—	—	475
Shares redeemed	(88,474)	(1)	(3,271)	(1)

Net increase	138,171	4,287	308,315	4,395
Service Shares:
Shares sold	366,221	2,047,688	8,049,490	2,310,767
Shares issued to holders in reinvestment of dividends	—	1,983	—	2,217,937
Shares redeemed	(5,515,105)	(1,178,992)	(912,247)	(2,797,336)

Net increase (decrease)	(5,148,884)	870,679	7,137,243	1,731,368

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Goldman Sachs Enhanced Core Bond Index Fund		Genworth Enhanced Small Cap Index Fund		Genworth Enhanced International Index Fund
	Period Ended June 30, 2010	Year Ended December 31, 2009	Period Ended June 30, 2010	December 9, 2009[1] Ended December 31, 2009	Period Ended June 30, 2010	December 9, 2009[1] Ended December 31, 2009
	(unaudited)		(unaudited)		(unaudited)
OPERATIONS:
Net investment income	$1,656,776	$2,125,287	$1,190	$163	$740,411	$530
Net realized gain (loss) on investment transactions	2,103,804	3,863,169	(3,343)	—	(349,960)	—
Change in unrealized appreciation (depreciation) on investments	2,619,746	(416,047)	(219,413)	630	(9,978,599)	111
Net increase (decrease) in net assets resulting from operations	6,380,326	5,572,409	(221,566)	793	(9,588,148)	641

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	8,357,289	178,082	2,843,604	53,670	3,248,271	68,513
Shares issued to holders in reinvestment of dividends	—	8,251	—	—	—	—
Shares redeemed	(92,873)	(62)	(43,142)	(14)	(79,532)	(18)

Net increase	8,264,416	186,271	2,800,462	53,656	3,168,739	68,495
Service Shares:
Shares sold	94,046,612	28,929,169	—	—	72,057,887	—
Shares issued to holders in reinvestment of dividends	—	4,473,737	—	—	—	—
Shares redeemed	(15,380,816)	(4,536,292)	—	—	(1,302,363)	—

Net increase	78,665,796	28,866,614	—	—	70,755,524	—

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(4,500)	—	—	—	—
Net investment income – Service Shares	—	(2,121,275)	—	—	—	—
Net realized gains – Institutional Shares	—	(3,751)	—	—	—	—
Net realized gains – Service Shares	—	(2,352,461)	—	—	—	—

Total dividends and distributions	—	(4,481,987)	—	—	—	—

INCREASE IN NET ASSETS	93,310,538	30,143,307	2,578,896	54,449	64,336,115	69,136

NET ASSETS:
Beginning of period	$86,439,828	$56,296,521	$54,449	$—	$69,136	—
End of period (including undistributed net investment income (loss) of $1,656,133, $(643), $1,353, $163, $740,941 and $530, respectively)	$179,750,366	$86,439,828	$2,633,345	$54,449	$64,405,251	$69,136

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	751,720	15,499	261,260	5,277	340,099	6,893
Shares issued to holders in reinvestment of dividends	—	755	—	—	—	—
Shares redeemed	(8,360)	(5)	(3,947)	(1)	(6,673)	(2)

Net increase	743,360	16,249	257,313	5,276	333,426	6,891
Service Shares:
Shares sold	8,464,425	2,592,805	—	—	7,317,524	—
Shares issued to holders in reinvestment of dividends	—	405,983	—	—	—	—
Shares redeemed	(1,364,991)	(419,081)	—	—	(143,858)	—

Net increase	7,099,434	2,579,707	—	—	7,173,666	—

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth 40/60 Index Allocation Fund		Genworth 60/40 Index Allocation Fund
	Period Ended June 30, 2010	December 9, 2009[1] Ended December 31, 2009	Period Ended June 30, 2010	December 9, 2009[1] Ended December 31, 2009
	(unaudited)		(unaudited)
OPERATIONS:
Net investment income	$61,557	$608	$64,853	$2,461
Net realized gain (loss) on investment transactions	(83,721)	33	(22,759)	149
Change in unrealized depreciation on investments	(279,862)	(979)	(598,825)	(5,658)
Net decrease in net assets resulting from operations	(302,026)	(338)	(556,731)	(3,048)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	—	—
Service Shares:
Shares sold	16,785,625	127,372	15,518,484	590,586
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(863,676)	(39)	(997,428)	(90)

Net increase	15,921,949	127,333	14,521,056	590,496

INCREASE IN NET ASSETS	15,619,923	126,995	13,964,325	587,448

NET ASSETS:
Beginning of period	$126,995	—	$587,448	$—
End of period (including undistributed net investment income (loss) of $62,164, $608, $67,314 and $0, respectively)	$15,746,918	$126,995	$14,551,773	$587,448

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	—	—
Service Shares:
Shares sold	1,636,606	12,635	1,515,774	58,197
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(84,444)	(4)	(96,455)	(9)

Net increase	1,552,162	12,631	1,419,319	58,188

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Moderate Allocation Fund		Genworth Growth Allocation Fund
	Period Ended June 30, 2010	December 9, 2009[1] Ended December 31, 2009	Period Ended June 30, 2010	December 9, 2009[1] Ended December 31, 2009
	(unaudited)		(unaudited)
OPERATIONS:
Net investment income (loss)	$(20,118)	$5,896	$(15,416)	$25
Net realized gain (loss) on investment transactions	(97,115)	7,329	(83,911)	38
Change in unrealized depreciation on investments	(535,993)	(11,079)	(724,160)	(231)
Net increase (decrease) in net assets resulting from operations	(653,226)	2,146	(823,487)	(168)

CAPITAL SHARE TRANSACTIONS:
Shares sold	14,811,998	427,241	13,953,765	89,909
Shares issued to holders in reinvestment of dividends	—	11,741	—	—
Shares redeemed	(288,910)	(187)	(106,627)	(10)

Net increase	14,523,088	438,795	13,847,138	89,899

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(11,741)	—	—
Net realized gains	—	—	—	—
Total dividends and distributions	—	(11,741)	—	—

INCREASE IN NET ASSETS	13,869,862	429,200	13,023,651	89,731

NET ASSETS:
Beginning of period	429,200	—	$89,731	$—
End of period (including undistributed net investment income (loss) of $(20,118), $0, $(15,363), and $54, respectively)	$14,299,062	$429,200	$13,113,382	$89,731

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,475,180	42,168	1,329,468	8,750
Shares issued to holders in reinvestment of dividends	—	1,183	—	—
Shares redeemed	(28,890)	(19)	(9,990)	(1)

Net increase	1,446,290	43,332	1,319,478	8,749

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS

	Genworth Calamos Growth Fund
	Institutional				Service
	Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		Year Ended December 31, 2009	August 15, 2008[1] through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.74		$9.33		$9.74		$6.48	$10.00
Net investment income (loss)	(0.01)		0.00		(0.03)		(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.93)		0.41		(0.93)		3.30	(3.51)

Total from investment operations	(0.94)		0.41		(0.96)		3.26	(3.52)

Less distributions:
Dividends from net investment income	—		—		—		—	—

Total distributions	—		—		—		—	—

Net asset value, end of period	$8.80		$9.74		$8.78		$9.74	$6.48

Total return	-9.60%	[4]	4.36%	[2,4]	-9.81%	[4]	50.35%	-35.22%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$1,440,212		$42,876		$48,173,146		$7,811,790	$3,582,157
Ratio of expense to average net assets Before expense reimbursement and securities lending credit	1.09%	[5]	2.21%	[5]	1.55%	[5]	2.20%	6.25%	[5]
After expense reimbursement and before securities lending credit	0.94%	[5]	0.94%	[5]	1.43%	[5]	1.47%	1.51%	[5]
After expense reimbursement and securities lending credit	0.90%	[5]	0.90%	[5]	1.40%	[5]	1.40%	1.40%	[5]
Ratio of net investment income loss to average net assets Before expense reimbursement and securities lending credit	-0.38%	[5]	-1.22%	[5]	-0.87%	[5]	-1.35%	-5.20%	[5]
After expense reimbursement and securities lending credit	-0.19%	[5]	0.09%	[5]	-0.72%	[5]	-0.55%	-0.35%	[5]
Portfolio turnover rate	46.24%	[4]	70.42%	[2,4]	46.24%	[4]	70.42%	17.96%	[3,4]

Portfolio turnover is calculated for the Fund as a whole

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.

See note to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Columbia Mid Cap Value Fund
	Institutional				Service
	Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		Year Ended December 31, 2009	August 15, 2008[1] through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.75		$8.53		$8.84		$6.73	$10.00
Net investment income	0.02		0.05		0.02		0.07	0.04
Net realized and unrealized gains (losses) on investments	(0.39)		0.32		(0.42)		2.10	(3.27)

Total from investment operations	(0.37)		0.37		(0.40)		2.17	(3.23)

Less distributions:
Dividends from net investment income	—		(0.15)		—		(0.06)	(0.04)

Total distributions	—		(0.15)		—		(0.06)	(0.04)

Net asset value, end of period	$8.38		$8.75		$8.44		$8.84	$6.73

Total return	-4.30%	[4]	4.35%	[2,4]	-4.54%	[4]	32.17%	-32.30%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$2,100,342		$38,232		$49,980,777		$34,423,158	$23,818,989
Ratio of expense to average net assets Before expense reimbursement and securities lending credit	0.95%	[5]	2.14%	[5]	1.44%	[5]	1.50%	2.73%	[5]
After expense reimbursement and before securities lending credit	0.77%	[5]	0.77%	[5]	1.27%	[5]	1.29%	1.38%	[5]
After expense reimbursement and securities lending credit	0.75%	[5]	0.75%	[5]	1.25%	[5]	1.25%	1.25%	[5]
Ratio of net investment income (loss) to average net assets Before expense reimbursement and securities lending credit	0.83%	[5]	-0.30%	[5]	0.26%	[5]	0.73%	1.34%	[5]
After expense reimbursement and securities lending credit	1.03%	[5]	1.09%	[5]	0.45%	[5]	0.98%	2.82%	[5]
Portfolio turnover rate	36.86%	[4]	67.78%	[2,4]	36.86%	[4]	67.78%	5.44%	[3,4]

Portfolio turnover is calculated for the Fund as a whole

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Davis NY Venture Fund
	Institutional				Service
	Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		Year Ended December 31, 2009	August 15, 2008[1] through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.28		$9.06		$9.35		$7.17	$10.00
Net investment income	0.01		0.03		0.02		0.02	0.02
Net realized and unrealized gains (losses) on investments	(0.69)		0.28		(0.73)		2.18	(2.83)

Total from investment operations	(0.68)		0.31		(0.71)		2.20	(2.81)

Less distributions:
Dividends from net investment income	—		(0.09)		—		(0.02)	(0.02)

Total distributions	—		(0.09)		—		(0.02)	(0.02)

Net asset value, end of period	$8.60		$9.28		$8.64		$9.35	$7.17

Total return	-7.40%	[4]	3.42%	[2,4]	-7.61%	[4]	30.77%	-28.15%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$2,511,038		$37,523		$8,777,170		$8,471,723	$3,401,992
Ratio of expense to average net assets Before expense reimbursement and securities lending credit	1.34%	[5]	2.07%	[5]	1.84%	[5]	2.17%	7.84%	[5]
After expense reimbursement and before securities lending credit	0.66%	[5]	0.67%	[5]	1.16%	[5]	1.18%	1.25%	[5]
After expense reimbursement and securities lending credit	0.65%	[5]	0.65%	[5]	1.15%	[5]	1.15%	1.15%	[5]
Ratio of net investment income (loss) to average net assets Before expense reimbursement and securities lending credit	0.35%	[5]	-1.53%	[5]	-0.31%	[5]	-0.67%	-5.72%	[5]
After expense reimbursement and securities lending credit	1.04%	[5]	-0.11%	[5]	0.38%	[5]	0.35%	0.97%	[5]
Portfolio turnover rate	9.56%	[4]	16.98%	[2,4]	9.56%	[4]	16.98%	7.68%	[3,4]

Portfolio turnover is calculated for the Fund as a whole

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Eaton Vance Large Cap Value Fund
	Institutional				Service
	Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		Year Ended December 31, 2009	August 15, 2008[1] through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.73		$8.74		$8.82		$7.68	$10.00
Net investment income	0.02		0.05		0.04		0.10	0.03
Net realized and unrealized gains (losses) on investments	(0.79)		0.12		(0.84)		1.14	(2.32)

Total from investment operations	(0.77)		0.17		(0.80)		1.24	(2.29)

Less distributions:
Dividends from net investment income	—		(0.18)		—		(0.10)	(0.03)

Total distributions	—		(0.18)		—		(0.10)	(0.03)

Net asset value, end of period	$7.96		$8.73		$8.02		$8.82	$7.68

Total return	-8.84%	[4]	1.93%	[2,4]	-9.08%	[4]	16.15%	-22.85%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$1,712,140		$25,950		$52,096,200		$86,956,012	$59,437,385
Ratio of expense to average net assets Before expense reimbursement and securities lending credit	0.83%	[5]	1.08%	[5]	1.34%	[5]	1.29%	1.97%	[5]
After expense reimbursement and before securities lending credit	0.66%	[5]	0.71%	[5]	1.16%	[5]	1.18%	1.19%	[5]
After expense reimbursement and securities lending credit	0.65%	[5]	0.65%	[5]	1.15%	[5]	1.15%	1.15%	[5]
Ratio of net investment income to average net assets Before expense reimbursement and securities lending credit	1.30%	[5]	1.00%	[5]	0.64%	[5]	1.27%	1.64%	[5]
After expense reimbursement and securities lending credit	1.48%	[5]	1.43%	[5]	0.83%	[5]	1.41%	2.46%	[5]
Portfolio turnover rate	31.90%	[4]	59.48%	[2,4]	31.90%	[4]	59.48%	8.99%	[3,4]

Portfolio turnover is calculated for the Fund as a whole

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Legg Mason ClearBridge Aggressive Growth Fund
	Institutional				Service
	Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		Year Ended December 31, 2009	August 15, 2008[1] through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.96		$9.49		$9.95		$7.46	$10.00
Net investment income (loss)	0.01		—		(0.02)		(0.02)	0.01
Net realized and unrealized gains (losses) on investments	(0.70)		0.47		(0.69)		2.51	(2.54)

Total from investment operations	(0.69)		0.47		(0.71)		2.49	(2.53)

Less distributions:
Dividends from net investment income	—		—		—		—	(0.01)
Dividends from net realized gains	—		—		—		—	—

Total distributions	—		—		—		—	(0.01)

Net asset value, end of period	$9.27		$9.96		$9.24		$9.95	$7.46

Total return	-6.95%	[4]	4.91%	[2,4]	-7.20%	[4]	33.48%	-25.37%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$1,320,045		$42,695		$48,110,244		$103,097,241	$70,758,218
Ratio of expense to average net assets Before expense reimbursement and securities lending credit	0.79%	[5]	1.00%	[5]	1.30%	[5]	1.20%	1.76%	[5]
After expense reimbursement/recoupment and before securities lending credit	0.61%	[5]	0.61%	[5]	1.11%	[5]	1.16%	1.20%	[5]
After expense reimbursement/recoupment and securities lending credit	0.60%	[5]	0.60%	[5]	1.10%	[5]	1.10%	1.10%	[5]
Ratio of net investment income (loss) to average net assets Before expense reimbursement/recoupment and securities lending credit	0.16%	[5]	-0.79%	[5]	-0.50%	[5]	-0.38%	-0.36%	[5]
After expense reimbursement/recoupment and securities lending credit	0.35%	[5]	-0.39%	[5]	-0.30%	[5]	-0.28%	0.30%	[5]
Portfolio turnover rate	2.62%	[4]	2.39%	[2,4]	2.62%	[4]	2.39%	0.41%	[3,4]

Portfolio turnover is calculated for the Fund as a whole

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth PIMCO StocksPLUS Fund
	Institutional				Service
	Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		Year Ended December 31, 2009	August 15, 2008[1] through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.49		$9.78		$8.57		$6.85	$10.00
Net investment income (loss)	(0.19)		0.07		0.01		0.29	0.03
Net realized and unrealized gains (losses) on investments	(0.27)		0.14		(0.50)		2.85	(2.59)

Total from investment operations	(0.46)		0.21		(0.49)		3.14	(2.56)

Less distributions:
Dividends from net investment income	—		(0.16)		—		(0.08)	(0.03)
Dividends from net realized gains	—		(1.34)		—		(1.34)	(0.56)

Total distributions	—		(1.50)		—		(1.42)	(0.59)

Net asset value, end of period	$8.03		$8.49		$8.08		$8.57	$6.85

Total return	-5.48%	[4]	2.14%	[2,4]	-5.72%	[4]	45.69%	-25.50%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$2,509,658		$37,317		$184,044,319		$134,028,860	$95,311,072
Ratio of expense to average net assets Before expense reimbursement and securities lending credit	0.68%	[5]	1.28%	[5]	1.16%	[5]	1.18%	1.94%	[5]
After expense reimbursement/recoupment and before securities lending credit	0.50%	[5]	0.54%	[5]	1.00%	[5]	1.03%	1.07%	[5]
After expense reimbursement/recoupment and securities lending credit	0.50%	[5]	0.50%	[5]	1.00%	[5]	1.00%	1.00%	[5]
Ratio of net investment income to average net assets Before expense reimbursement/recoupment and securities lending credit	2.48%	[5]	5.44%	[5]	1.96%	[5]	3.69%	1.47%	[5]
After expense reimbursement/recoupment and securities lending credit	2.66%	[5]	6.22%	[5]	2.12%	[5]	3.87%	2.41%	[5]
Portfolio turnover rate	72.88%	[4]	696.19%	[2,4]	72.88%	[4]	696.19%	287.05%	[3,4]

Portfolio turnover is calculated for the Fund as a whole

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Goldman Sachs Enhanced Core Bond Index Fund
	Institutional				Service
	Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		Year Ended December 31, 2009	August 15, 2008[1] through December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.89		$11.71		$10.98		$10.67	$10.00
Net investment income	0.06		0.11		0.11		0.29	0.07
Net realized and unrealized gains (losses) on investments	0.42		(0.23)		0.35		0.63	0.67

Total from investment operations	0.48		(0.12)		0.46		0.92	0.74

Less distributions:
Dividends from net investment income	—		(0.38)		—		(0.29)	(0.07)
Dividends from net realized gains	—		(0.32)		—		(0.32)	—

Total distributions	—		(0.70)		—		(0.61)	(0.07)

Net asset value, end of period	$11.37		$10.89		$11.44		$10.98	$10.67

Total return	4.43%	[4]	-1.00%	[2,4]	4.19%	[4]	8.57%	7.46%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$8,638,442		$176,931		$171,111,924		$86,262,897	$56,296,521
Ratio of expense to average net assets Before expense reimbursement and securities lending credit	0.60%	[5]	0.72%	[5]	1.09%	[5]	1.24%	1.91%	[5]
After expense reimbursement and before securities lending credit	0.46%	[5]	0.47%	[5]	0.96%	[5]	1.09%	1.16%	[5]
After expense reimbursement and securities lending credit	0.45%	[5]	0.45%	[5]	0.94%	[5]	1.04%	1.05%	[5]
Ratio of net investment income to average net assets Before expense reimbursement and securities lending credit	2.58%	[5]	3.28%	[5]	1.98%	[5]	2.87%	2.76%	[5]
After expense reimbursement and securities lending credit	2.73%	[5]	3.55%	[5]	2.13%	[5]	3.07%	3.62%	[5]
Portfolio turnover rate	249.43%	[4]	455.17%	[2,4]	249.43%	[4]	455.17%	216.84%	[3,4]

Portfolio turnover is calculated for the Fund as a whole

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Enhanced Small Cap Index Fund				Genworth Enhanced International Index Fund						Genworth 40/60 Index Allocation Fund
	Institutional				Institutional				Service		Service
	Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		May 1, 2010[1] through June 30, 2010		Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.32		$10.00		$10.03		$10.00		$9.90		$10.05		$10.00
Net investment income (loss)	(0.03)		0.03		0.02		0.08		0.10		(0.01)		0.05
Net realized and unrealized gains (losses) on investments	(0.26)		0.29		(1.47)		(0.05)		(1.43)		0.02		—

Total from investment operations	(0.29)		0.32		(1.45)		0.03		(1.33)		0.01		0.05

Less distributions:
Dividends from net investment income	—		—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—		—		—

Total distributions	—		—		—		—		—		—		—

Net asset value, end of period	$10.03		$10.32		$8.58		$10.03		$8.57		$10.06		$10.05

Total return	-2.81%	[5]	3.22%	[2,5]	-14.48%	[5]	0.33%	[2,5]	-13.37%	[4,5]	0.11%	[5]	0.54%	[2,3]

Supplemental data and ratios:
Net assets, end of period	$2,633,345		$54,449		$2,919,421		$69,136		$61,485,830		$15,746,918		$126,995
Ratio of expense to average net assets Before expense reimbursement and securities lending credit	6.40%	[6]	76.08%	[6]	4.19%	[6]	59.10%	[6]	1.35%	[6]	2.41%	[6]	44.87%	[6]
After expense reimbursement and before securities lending credit	0.40%	[6]	0.08%	[6]	0.40%	[6]	0.19%	[6]	0.91%	[6]	0.70%	[6]	0.68%	[6]
After expense reimbursement and securities lending credit	0.27%	[6]	0.08%	[6]	0.28%	[6]	0.19%	[6]	0.78%	[6]	0.68%	[6]	0.68%	[6]
Ratio of net investment income (loss) to average net assets Before expense reimbursement and securities lending credit	-5.90%	[6]	-66.14%	[6]	1.37%	[6]	-34.28%	[6]	6.05%	[6]	0.44%	[6]	-24.37%	[6]
After expense reimbursement and securities lending credit	0.23%	[6]	9.86%	[6]	5.28%	[6]	24.63%	[6]	6.62%	[6]	2.17%	[6]	19.82%	[6]
Portfolio turnover rate	11.48%	[5]	0.00%	[2,5]	14.07%	[5]	0.00%	[2,5]	14.07%	[4,5]	52.02%	[5]	0.00%	[2,3]

Portfolio turnover is calculated for the Fund as a whole

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	From May 1, 2010 (commencement of operations) through June 30,2010.
[5]	Not annualized.
[6]	Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth 60/40 Index Allocation Fund				Genworth Moderate Allocation Fund				Genworth Growth Allocation Fund
	Service				Service				Service
	Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009		Period Ended June 30, 2010		December 9, 2009[1] through December 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.10		$10.00		$9.90		$10.00		$10.26		$10.00
Net investment income (loss)	—		0.04		(0.01)		0.14		(0.02)		0.01
Net realized and unrealized gains (losses) on investments	(0.25)		0.06		(0.29)		0.04		(0.37)		0.25

Total from investment operations	(0.25)		0.10		(0.30)		0.18		(0.39)		0.26

Less distributions:
Dividends from net investment income	—		—		—		(0.28)		—		—

Total distributions	—		—		—		(0.28)		—		—

Net asset value, end of period	$9.85		$10.10		$9.60		$9.90		$9.87		$10.26

Total return	-2.43%	[3]	0.96%	[2,3]	-3.09%	[3]	1.87%	[2,3]	-3.74%	[3]	2.56%	[2,3]

Supplemental data and ratios:
Net assets, end of period	$14,551,773		$587,448		$14,299,062		$429,200		$13,113,382		$89,731
Ratio of expense to average net assets Before expense reimbursement and securities lending credit	2.36%	[4]	24.08%	[4]	2.20%	[4]	13.62%	[4]	2.55%	[4]	221.37%	[4]
After expense reimbursement and before securities lending credit	0.71%	[4]	0.68%	[4]	0.64%	[4]	0.64%	[4]	0.62%	[4]	0.62%	[4]
After expense reimbursement and securities lending credit	0.68%	[4]	0.68%	[4]	0.64%	[4]	0.64%	[4]	0.62%	[4]	0.62%	[4]
Ratio of net investment income (loss) to average net assets Before expense reimbursement and securities lending credit	0.51%	[4]	6.57%	[4]	-2.19%	[4]	76.02%	[4]	-2.54%	[4]	-211.08%	[4]
After expense reimbursement and securities lending credit	2.19%	[4]	29.97%	[4]	-0.63%	[4]	89.00%	[4]	-0.61%	[4]	9.67%	[4]
Portfolio turnover rate	35.70%	[3]	0.00%	[2,3]	18.78%	[3]	0.03%	[2,3]	18.69%	[3]	0.01%	[2,3]

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (unaudited)

1. ORGANIZATION

Genworth Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated June 4, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is comprised of the following 13 funds (the “Funds”):

Genworth Calamos Growth Fund

Genworth Columbia Mid Cap Value Fund

Genworth Davis NY Venture Fund

Genworth Eaton Vance Large Cap Value Fund

Genworth Legg Mason ClearBridge Aggressive Growth Fund

Genworth PIMCO StocksPLUS Fund

Genworth Goldman Sachs Enhanced Core Bond Index Fund

Genworth Enhanced Small Cap Index Fund

Genworth Enhanced International Index Fund

Genworth 40/60 Index Allocation Fund

Genworth 60/40 Index Allocation Fund

Genworth Moderate Allocation Fund

Genworth Growth Allocation Fund

Each of the Funds, other than the Genworth Legg Mason ClearBridge Aggressive Growth Fund, is a diversified fund as defined in the 1940 Act. The Genworth Legg Mason ClearBridge Aggressive Growth Fund is a non-diversified fund as defined in the 1940 Act. The Genworth Calamos Growth Fund, Genworth Columbia Mid Cap Value Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund commenced operations on September 4, 2008. The Genworth Enhanced Small Cap Index Fund, Genworth Enhanced International Index Fund, Genworth 40/60 Index Allocation Fund, Genworth 60/40 Index Allocation Fund, Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund commenced operations on December 9, 2009. The Funds serve as underlying investment options for certain variable annuity separate accounts of insurance companies, including affiliates of Genworth Financial, Inc., and for certain qualified retirement plans (collectively “variable contract”). Each Fund offers two classes of shares: Service Shares and Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from an exchange where the security is traded. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor. Fixed-income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term instruments having a maturity of less than 60 days are valued at amortized cost. Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. Securities for which a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair market value as determined by the valuation vendor pursuant to pre-approved procedures. Securities for which no market prices are readily available will be valued at their fair market value as determined by the Valuation Committee under procedures adopted by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

Valuation Measurements

The Trust has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2010:

Genworth Calamos Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$7,519,401	$—	$—	$7,519,401
Consumer Staples	516,088	—	—	516,088
Energy	4,739,106	—	—	4,739,106
Financials	2,753,340	—	—	2,753,340
Health Care	5,299,128	—	—	5,299,128
Industrials	5,641,471	—	—	5,641,471
Information Technology	19,650,433	—	—	19,650,433
Materials	2,178,996	—	—	2,178,996
Telecommunication Services	353,655	—	—	353,655

Total Equity	48,651,618	—	—	48,651,618
Short Term Investments	15,947,690	—	—	15,947,690

Total Investments in Securities	$64,599,308	$—	$—	$64,599,308

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

Genworth Columbia Mid Cap Value Fund
	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$6,933,567	$—	$—	$6,933,567
Consumer Staples	2,069,521	—	—	2,069,521
Energy	5,074,830	—	—	5,074,830
Financials	14,421,174	—	—	14,421,174
Health Care	2,689,313	—	—	2,689,313
Industrials	5,784,919	—	—	5,784,919
Information Technology	3,939,428	—	—	3,939,428
Materials	4,271,673	—	—	4,271,673
Telecommunication Services	390,600	—	—	390,600
Utilities	4,372,784	—	—	4,372,784

Total Equity	49,947,809	—	—	49,947,809
Fixed Income
Convertible Bonds	—	128,250	—	128,250

Short Term Investments	14,200,098	—	—	14,200,098

Total Investments in Securities	$64,147,907	$128,250	$—	$64,276,157

Genworth Davis NY Venture Fund
	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$659,405	$16,801	$—	$676,206
Consumer Staples	1,617,363	187,223	—	1,804,586
Energy	1,605,179	53,470	—	1,658,649
Financials	2,950,564	196,345	—	3,146,909
Health Care	1,259,413	—	—	1,259,413
Industrials	370,021	196,068	—	566,089
Information Technology	804,470	—	—	804,470
Materials	494,118	95,249	—	589,367
Utilities	46,550	—	—	46,550

Total Equity	9,807,083	745,156	—	10,552,239
Short Term Investments	2,361,347	—	—	2,361,347

Total Investments in Securities	$12,168,430	$745,156	$—	$12,913,586

Genworth Eaton Vance Large Cap Value Fund
	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$4,933,086	$—	$—	$4,933,086
Consumer Staples	5,028,419	—	—	5,028,419
Energy	6,779,104	—	—	6,779,104
Financials	13,398,123	—	—	13,398,123
Health Care	5,937,006	—	—	5,937,006
Industrials	5,858,012	—	—	5,858,012
Information Technology	5,051,803	—	—	5,051,803
Materials	1,988,606	—	—	1,988,606
Telecommunication Services	1,699,618	—	—	1,699,618
Utilities	2,388,637	—	—	2,388,637

Total Equity	53,062,414	—	—	53,062,414
Short Term Investments	13,890,375	—	—	13,890,375

Total Investments in Securities	$66,952,789	$—	$—	$66,952,789

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

Genworth Legg Mason ClearBridge Aggressive Growth Fund
	Level 1	Level 2	Level 3		Total
Equity
Consumer Discretionary	$9,292,886	$—	$—		$9,292,886
Energy	7,111,058	—	—		7,111,058
Financials	1,332,928	—	—		1,332,928
Health Care	17,400,886	—	—	*	17,400,886
Industrials	4,304,274	—	—		4,304,274
Information Technology	7,033,796	—	—		7,033,796
Materials	915,395	—	—		915,395

Total Equity	47,391,223	—	—		47,391,223
Short Term Investments	9,604,197	—	—		9,604,197

Total Investments in Securities	$56,995,420	$—	$—		$56,995,420

*	As of June 30, 2010, Anesiva, Inc. was fair valued by the Advisor at $0.

Level 3 Reconciliation Disclosure. Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of January 1, 2010	$1,419
Accreted discounts/(amortization of premiums), net	—
Realized gain	—
Change in unrealized depreciation	(1,419)
Net sales	—
Transfers in and/or (out) of Level 3	—

Balance as of June 30, 2010	$—

Change in unrealized depreciation during the period for Level 3 investments held at June 30, 2010.	$(1,419)

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

Genworth PIMCO StocksPLUS Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$5,996,293	$734,848	$6,731,141
Collateralized Mortgage Obligations	—	16,814,642	—	16,814,642
Corporate Bonds	—	57,336,976	—	57,336,976
Mortgage Backed Securities – U.S. Government Agency	—	14,943,651	—	14,943,651
Municipal Bonds	—	500,605	—	500,605
U.S. Government Agency Issues	—	98,347	—	98,347
U.S. Treasury Obligations	—	28,270,368	—	28,270,368

Total Fixed Income	—	123,960,882	734,848	124,695,730
Purchased Options	3,900	—	—	3,900
Repurchase Agreements	—	996,000	—	996,000
Short Term Investments	28,667,431	60,056,542	—	88,723,973

Total Investments in Securities	$28,671,331	$185,013,424	$734,848	$214,419,603

Other Financial Instruments*
Forward Currency Contracts	$—	$146,290	$—	$146,290
Forward Sale Commitments and Securities Sold Short	—	26,360,915	—	26,360,915
Futures, net	(8,342,162)	—	—	(8,342,162)
Options Written	387,009	395,755	—	782,764
Swaps	—	(4,700,854)	—	(4,700,854)

Total	$(7,955,153)	$22,202,106	$—	$14,246,953

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward sale commitments, securities sold short, written options, forward currency contracts, futures, credit default swaps and total return swaps, which are reflected at the unrealized appreciation (depreciation) on the instrument. All derivatives, except for forward sale commitments, securities sold short and written options are reflected at the unrealized appreciation on the instrument. Forward sale commitments, securities sold short and written options are reflected at market value.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of January 1, 2010	$—
Accreted discounts, net	4,479
Realized gain	—
Change in unrealized depreciation	(213,467)
Net purchases	943,836
Transfers in and/or (out) of Level 3	—

Balance as of June 30, 2010	$734,848

Change in unrealized depreciation during the period for Level 3 investments held at June 30, 2010.	$(213,467)

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

Genworth Goldman Sachs Enhanced Core Bond Index Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Collateralized Mortgage Obligations	$—	$6,246,426	$—	$6,246,426
Corporate Bonds	—	39,347,951	—	39,347,951
Mortgage Backed Securities–U.S. Government Agency	—	51,651,975	—	51,651,976
Municipal Bonds	—	2,281,975	—	2,281,975
U.S. Government Agency Issues	—	6,143,546	—	6,143,546
U.S. Treasury Obligations	—	64,118,149	—	64,118,149

Total Fixed Income	—	169,790,022	—	169,790,023
Short Term Investments	34,349,736	—	—	34,349,736

Total Investments in Securities	$34,349,736	$169,790,022	$—	$204,139,759

Genworth Enhanced Small Cap Index Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$2,532,278	$—	$—	$2,532,278
Short Term Investments	414,805	—	—	414,805

Total Investments in Securities	$2,947,083	$—	$—	$2,947,083

Genworth Enhanced International Index Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$63,575,599	$—	$—	$63,575,599
Short Term Investments	11,286,472	—	—	11,286,472

Total Investments in Securities	$74,862,071	$—	$—	$74,862,071

Genworth 40/60 Index Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$13,698,171	$—	$—	$13,698,171
Short Term Investments	4,524,900	—	—	4,524,900

Total Investments in Securities	$18,223,071	$—	$—	$18,223,071

Genworth 60/40 Index Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$13,849,768	$—	$—	$13,849,768
Short Term Investments	4,998,392	—	—	4,998,392

Total Investments in Securities	$18,848,160	$—	$—	$18,848,160

Genworth Moderate Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$13,356,976	$—	$—	$13,356,976
Short Term Investments	592,118	—	—	592,118

Total Investments in Securities	$13,949,094	$—	$—	$13,949,094

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

Genworth Growth Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$12,406,313	$—	$—	$12,406,313
Short Term Investments	658,712	—	—	658,712

Total Investments in Securities	$13,065,025	$—	$—	$13,065,025

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

Genworth PIMCO StocksPLUS Fund

The Fund’s sub-advisor used the below derivative instruments during the period.

Total Return Equity Swap – The notional value typically exceeds 97% of the value of the portfolio, and is used to receive equity market exposure for the fund net of interest cost. May offer opportunity to outperform due to active management of the liquid portfolio backing the exposure.

Bond Futures – Primarily used to gain and adjust interest rate long exposure to non-US bond markets to roughly 2% to 3% of the value of the portfolio; also used to shorten the domestic duration of the portfolio.

Interest Rate Swaps – Both receive fixed and pay fixed swaps were used actively through the period, to adjust interest rate and yield curve exposures and substitute for physical securities, as well as lengthen or shorten duration. Long swap positions (“receive fixed”) increase exposure to long-term interest rates; short positions (“pay fixed”) decrease exposure.

Credit Default Swaps – Long CDS were used, at roughly 1% to 2% of the portfolio, to hedge existing positions by managing credit exposure without buying or selling securities outright. Significant short positions (7% to 12% of portfolio) were taken to receive credit exposure. Written CDS increase credit exposure (“selling protection”), obligating the portfolio to buy bonds from counterparties in the event of a default. Purchased CDS decrease exposure (“buying protection”), providing the right to “put” bonds to the counterparty in the event of a default.

Option Premium – Less than a ½% of the portfolio value in short option premia received, primarily to generate income when volatility is perceived to be high. Written options generate income in expected interest rate scenarios and may generate capital losses if unexpected interest rate environments are realized. Both written and purchased options will become worthless at expiration if the underlying instrument does not reach the strike price of the option.

Mortgage Derivatives – Used to generate above-average yield volatility exposure in the fund and to position against changes in expected prepayment speeds. Includes securities determined by the fund’s sub-advisor PIMCO to have potentially less stable duration characteristics, such as Interest Only strips (IOs), Principal Only strips (POs), Support Class CMOs and inverse Floaters. Value will fluctuate as prepayment speeds respond to rising and falling interest rates.

Money Market Derivatives – Long money market futures were used once in the six- month period to position for a change in short-term interest rates. The notional amount of money market futures is divided by the term of the underlying interest rate to properly reflect the exposure.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

Balance Sheet – Values of Derivative Instruments as of June 30, 2010

Derivatives not accounted for as hedging instruments	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Interest Rate Contracts – Options	Investments, at value	$—	Options Written, at value	$665,201
Interest Rate Contracts – Futures*		—	Variation margin on futures contracts	38,938
Interest Rate Contracts – Swaps	Appreciation on Swap Agreements	118,692	Depreciation on Swap Agreements	665,660
Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	321,044	Depreciation of forward currency contracts	174,754
Credit Contracts – Swaps	Appreciation on Swap Agreements	497,883	Depreciation on Swap Agreements	1,992,221
Equity Contracts – Options	Investments, at value	—	Options Written, at value	117,563
Equity Contracts – Futures*	Variation margin on futures contracts	2,091	Variation margin on futures contracts	8,305,315
Equity Contracts – Swaps*	Appreciation on Swap Agreements	—	Depreciation on Swap Agreements	2,659,548
Total		$939,710		$14,619,200

*	Includes cumulative appreciation (depreciation) of futures contracts or total return swap agreements as reported in Schedule of Investments/footnotes. Only the current day's variation margin is reported within the statement of assets & liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended June 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest Rate Contracts	$602,878	$208,141	—	$(209,178)	$601,841
Foreign Exchange Contracts	—	—	$275,466	—	275,466
Credit Contracts	—	—	—	(608,746)	(608,746)
Equity Contracts	175,385	(635,407)	—	947,372	487,350
Total	$778,263	$(427,266)	$275,446	$129,488	$755,911

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest Rate Contracts	$(235,354)	$15,786	—	$(1,291,088)	$(1,510,656)
Foreign Exchange Contracts	—	—	$156,805	—	156,805
Credit Contracts	—	—	—	1,278,511	1,278,511
Equity Contracts	37,200	(8,983,647)	—	(3,280,406)	(12,226,853)
Total	$(198,154)	$(8,967,861)	$156,805	$(3,292,983)	$(12,302,193)

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

The average monthly market value of purchased and written options during the period ended June 30, 2010 were as follows:

Genworth PIMCO StocksPLUS Fund
Purchased options	$4,773
Written Options	$(337,652)

The average monthly notional amount of futures, forwards and swaps during the period ended June 30, 2010 for were as follows:

Long Positions	Genworth PIMCO StocksPLUS Fund
Futures	$157,494,899
Forwards	$7,471,528
Swaps	$90,149,392

Short Positions	Genworth PIMCO StocksPLUS Fund
Futures	$(333,417)
Forwards	$(6,876,869)

Derivative Risks

The risks of suing the various types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

(b) Subsequent Events Evaluation. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated financial statement disclosures and/or adjustments.

(c) Organization and Offering Costs. Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis. These organization and offering expenses were advanced by Genworth Financial Wealth Management, Inc. (the “Advisor”) subject to potential recovery (See Note 3).

(d) Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agree-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e) Federal Income Taxes. The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

gains to their shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

(f) Use of Estimates. The preparation of financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

(h) Expenses. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust based on relative net assets.

(i) Security Transactions and Income Recognition. Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage an asset backed securities are recorded as adjustments to interest income.

(j) Distributions to Shareholders. The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(k) Derivatives. The Genworth Calamos Growth Fund, Genworth Columbia Mid Cap Value Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund (the “Original Funds”) may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by one of the Original Funds for hedging purposes as well as direct investment.

Forward Currency Contracts. The Original Funds may enter into forward currency contracts, obligating the Original Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if an Original Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if an Original Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Futures Contracts. An Original Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as limited long hedge, using a strategy similar to that used for writing covered options in securities. An Original Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. An Original Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. An Original Fund will engage in this

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

strategy only when an Original Fund’s advisor or a sub-advisor believes it is more advantageous to an Original Fund than is purchasing the futures contract. Futures contracts are valued at the daily quoted settlement price.

Options. An Original Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable an Original Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

The premium that an Original Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Swap Agreements. An Original Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Original Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Original Fund than if the Original Fund had invested directly in an instrument that yielded that desired return or spread. An Original Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Original Fund anticipates purchasing at a later date.

Swap agreements are two-party contracts entered into primarily by institutional investors for period ranging from one or more days to several years.

Credit Default Swaps. An Original Fund may enter into credit default swap contracts. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the reference entity, obligation or index. As a seller of protection on credit default swaps agreements, an Original Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, an Original Fund would effectively add leverage to its portfolio because, in addition to its total net assets, an Original Fund would be subject to investment exposure in the notional amount of the swap.

If an Original Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an Original Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If an Original Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an Original Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rate or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specified referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). An Original Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where an Original Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.

The maximum potential amount of future payments (undiscounted) that an Original Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps agreements outstanding as of December 31, 2009 for which an Original Fund is the seller of protection are disclosed in the footnotes of the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by an Original Fund for the same referenced entity or entities.

(l) Securities Purchased and Sold on a Forward-Commitment Basis. The Funds may enter into when-issued or other purchase and sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(m) Foreign Currency Translation. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(n) Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. Securities for which no market prices are readily available will be valued at their fair market value as determined by the Valuation Committee under procedures adopted by the Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holding and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(o) Short Sales. Each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities.

(p) Trustee Compensation. Effective January 1, 2010, for their services as Trustees of the Trust, the Independent Trustees will receive a retainer fee of $35,000 per year and $2,500 per in-person meeting

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

attended and $1,000 per telephonic meeting, as well as reimbursement for expenses incurred in connection with attendance at such meetings.

Interested persons who serve as Trustees of the Trust receive no compensation from the Trust for their service as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trust who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

3. INVESTMENT ADVISOR

The Trust has an Investment Advisory Agreement (the "Agreement") with Genworth Financial Wealth Management, Inc., (the "Advisor"), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. The Advisor is a wholly owned subsidiary of Genworth Financial, Inc. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following contractual rates, based on each Fund's average daily net assets.

Genworth Calamos Growth Fund	0.750%
Genworth Columbia Mid Cap Value Fund	0.600%
Genworth Davis NY Venture Fund	0.500%
Genworth Eaton Vance Large Cap Value Fund	0.500%
Genworth Legg Mason ClearBridge Aggressive Growth Fund	0.450%
Genworth PIMCO StocksPLUS Fund	0.350%
Genworth Goldman Sachs Enhanced Core Bond Index	0.300%
Genworth Enhanced Small Cap Index Fund	0.075%
Genworth Enhanced International Index Fund	0.075%
Genworth 40/60 Index Allocation Fund	0.100%
Genworth 60/40 Index Allocation Fund	0.100%
Genworth Moderate Allocation Fund	0.050%
Genworth Growth Allocation Fund	0.050%

Pursuant to an expense limitation agreement dated December 8, 2009, the Advisor has contractually agreed with the Trust, at least through May 1, 2011, to waive its fees and/or assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) of each Fund listed below, to the extent necessary to ensure that net annual fund operating expenses (excluding Distribution (12b-1)

Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on the average net assets, below:

Genworth Calamos Growth Fund	0.90%
Genworth Columbia Mid Cap Value Fund	0.75%
Genworth Davis NY Venture Fund	0.65%
Genworth Eaton Vance Large Cap Value Fund	0.65%
Genworth Legg Mason ClearBridge Aggressive Growth Fund	0.60%
Genworth PIMCO StocksPLUS Fund	0.50%
Genworth Goldman Sachs Enhanced Core Bond Index Fund	0.45%
Genworth Enhanced Small Cap Index Fund	0.27%
Genworth Enhanced International Index Fund	0.28%
Genworth 40/60 Index Allocation Fund	0.18%
Genworth 60/40 Index Allocation Fund	0.18%
Genworth Moderate Allocation Fund	0.14%
Genworth Growth Allocation Fund	0.12%

Pursuant to its expense limitation agreement with the Trust, the Advisor is entitled to be reimbursed for fees that the Advisor waived or Fund expenses that the Advisor assumed under the agreement for a period of three years following such fee waivers or expense payments, to the extent that such reimbursement will not cause a Fund to exceed any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

The Advisor is currently waiving or reimbursing fees or assuming expenses in the Funds listed below to keep the Funds at their expense cap. Amounts subject to potential recovery are as follows:

	Year of Expiration 2011	Year of Expiration 2012	Year of Expiration 2013
Genworth Calamos Growth Fund	$58,593	$44,893	$ 25,544
Genworth Columbia Mid Cap Value Fund	64,466	69,821	40,760
Genworth Davis NY Venture Fund	60,536	57,355	33,233
Genworth Eaton Vance Large Cap Value Fund	82,977	105,137	57,759

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

	Year of Expiration 2011	Year of Expiration 2012	Year of Expiration 2013
Genworth Legg Mason ClearBridge Aggressive Growth Fund	$62,182	$99,297	$60,719
Genworth PIMCO StocksPLUS Fund	144,557	218,191	143,250
Genworth Goldman Sachs Enhanced Core Bond Index	84,493	134,615	108,691
Genworth Enhanced Small Cap Index Fund	—	—	28,787
Genworth Enhanced International Index Fund	—	—	69,243
Genworth 40/60 Index Allocation Fund	—	1,356	48,482
Genworth 60/40 Index Allocation Fund	—	1,922	48,740
Genworth Moderate Allocation Fund	—	1,709	49,625
Genworth Growth Allocation Fund	—	1,233	48,901

Effective December 7, 2009, the Genworth Goldman Sachs Enhanced Core Bond Index Fund changed its investment objective, principal investment strategies and sub-advisor. In conjunction with these changes, the effective investment advisory fee rate and expense limitation amount were reduced by 0.10%, as reflected above.

4. DISTRIBUTION PLAN AND ADMINISTRATION SERVICING AGREEMENT

The Trust, on behalf of the service share class of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the service class of shares of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons who provide support services in connection with the distribution of the Funds’ service class shares and servicing of the Funds’ service class shareholders. Capital Brokerage Corp., an affiliate of the Advisor, serves as principal underwriter and distributor for the Funds. Quasar Distributors, LLC serves as sub-distributor for the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

Effective December 7, 2009, the Trust has entered into an Amended and Restated Administrative Services Agreements with Genworth Life and Annuity Insurance Company (“GLAIC”) and Genworth Life Insurance Company of New York (“GLICNY”). The administrative services provided under the Agreement include but are not limited to: (i) maintaining a record of share purchases to assist transfer agent in recording issuance of shares; (ii) performing miscellaneous account services to assist transfer agent in recording transfers of shares (via net purchase orders); (iii) reconciling and balancing of the separate account at the Fund level in the general ledger and reconciliation of cash accounts at general account; (iv) determining net amount of cash flow into Fund; (v) reconciling and depositing of receipts at Fund and confirmation thereof; (vi) determining net amount required for redemptions by Fund; (vii) notifying of Fund of cash required to meet payments for redemption; (viii) telephone support for contract owners with respect to inquiries about the Service Class shares of the Funds (not including information about performance or related to sales) available in the contracts; and (ix) delivering of current prospectuses, reports, proxies and other informational materials to contract owners. In consideration for providing such administrative support services, GLAIC and GLICNY will receive a fee computed at the annual rate of up to 0.25% of the average daily net assets of the Service shares of each Fund (as applicable).

5. SERVICE AND CUSTODY AGREEMENTS

The Trust has entered into Services Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. proved certain transfer agency, administrative, accounting and custody services.

6. SECURITIES LENDING

Effective July 31, 2008, the Genworth Calamos Growth Fund, Genworth Columbia Mid Cap Value Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund and effective

December 8, 2009, the Genworth Enhanced Small Cap

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

Index Fund, Genworth Enhanced International Index Fund, Genworth 40/60 Index Allocation Fund, Genworth 60/40 Index Allocation Fund, Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund entered into a securities lending arrangement with U.S. Bank, N.A. (the “Custodian”). Under the terms of the arrangement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and potential loss of income or value if the borrower fails to return them. In addition the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

As of June 30, 2010, the Funds loaned securities which were collateralized by cash. The cash collateral received was invested in the Mount Vernon Securities Lending Prime Portfolio as listed in each Fund’s Schedule of Investments. Income earned from this investment is allocated to each Fund based on each Fund’s portion of the total cash collateral received. The Mount Vernon Securities Lending Prime Portfolio is a portfolio in the Mount Vernon Securities Lending Trust which is registered under the Investment Company Act of 1940 and operates as a money market fund governed by Rule 2a-7. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending expense offset.

As of June 30, 2010, the values of securities loaned and collateral held were as follows:

	Market Value of Securities Loaned	Collateral
Genworth Calamos Growth Fund	$15,038,015	$15,710,759
Genworth Columbia Mid Cap Value Fund	11,632,955	12,316,806
Genworth Davis NY Venture Fund	1,520,989	1,594,127

	Market Value of Securities Loaned	Collateral
Genworth Eaton Vance Large Cap Value Fund	$11,126,260	$11,727,631
Genworth Legg Mason ClearBridge Aggressive Growth Fund	7,242,815	7,538,730
Genworth PIMCO StocksPLUS Fund	28,088,492	28,667,431
Genworth Goldman Sachs Enhanced Core Bond Index Fund	20,774,741	21,241,664
Genworth Enhanced Small Cap Index Fund	230,137	239,536
Genworth Enhanced International Index Fund	9,292,828	9,948,205
Genworth 40/60 Index Allocation Fund	2,528,008	2,618,760
Genworth 60/40 Index Allocation Fund	3,680,374	3,814,695
Genworth Moderate Allocation Fund	—	—
Genworth Growth Allocation Fund	—	—

7. INVESTMENT TRANSACTIONS

The aggregate purchase and sales of securities, excluding short-term investments, for the period ended June 30, 2010 are summarized below.

	Purchases	Sales
Genworth Calamos Growth Fund	61,866,576	18,400,816
Genworth Columbia Mid Cap Value Fund	35,411,063	17,582,224
Genworth Davis NY Venture Fund	4,276,872	887,558
Genworth Eaton Vance Large Cap Value Fund	20,212,953	46,226,235
Genworth Legg Mason ClearBridge Aggressive Growth Fund	1,698,444	50,420,618
Genworth PIMCO StocksPLUS Fund[1]	118,249,394	54,785,512
Genworth Goldman Sachs Enhanced Core Bond Index Fund[2]	439,306,342	349,308,680

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

	Purchases	Sales
Genworth Enhanced Small Cap Index Fund	2,826,447	118,350
Genworth Enhanced International Index Fund	76,485,280	2,640,940
Genworth 40/60 Index Allocation Fund	16,846,851	2,903,777
Genworth 60/40 Index Allocation Fund	15,998,960	2,088,850

	Purchases	Sales
Genworth Moderate Allocation Fund	14,740,347	1,161,425
Genworth Growth Allocation Fund	14,061,551	934,150

[1]	Included in these amounts were $50,140,836 of purchases and $23,051,291 of sales of U.S. Government Securities.
[2]	Included in these amounts were $141,337,375 of purchases and $114,590,611 of sales of U.S. Government Securities.

8. OPTION CONTRACTS WRITTEN

The premium amount and number of option contracts written during the period ended June 30, 2010 in the Genworth PIMCO StocksPLUS Fund were as follows:

	Genworth PIMCO StocksPLUS Fund*
	Amount of Premiums	Number of Contracts	Notional Amount
Outstanding at 12/31/09	$369,782	63	24,600,000
Options Written	891,218	455	54,000,000
Options Expired	(550,815)	(247)	(31,600,000)
Options Exercised	—	—	—
Options Closed	(191,100)	(67)	200,000

Outstanding at 6/30/10	$519,085	204	47,200,000

*	Options written and outstanding contracts of 204 futures contracts and 47,200,000 of notional on interest rate swaptions.

9. OTHER TAX INFORMATION

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to net operating losses and foreign currency. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)		Capital Stock
Genworth Calamos Growth Fund	$30,749		$(4)	$(30,745)

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Genworth Columbia Mid Cap Value Fund	$(34,899)	$40,761	$(5,862)
Genworth Davis NY Venture Fund	(1,946)	1,946	—
Genworth Eaton Vance Large Cap Value Fund	(10,279)	10,279	—
Genworth Legg Mason ClearBridge Aggressive Growth Fund	238,706	(237,973)	(733)

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Genworth PIMCO StocksPLUS Fund	$225,205	$(225,205)	$—
Genworth Goldman Sachs Enhanced Core Bond Index Fund	(1,478)	1,478	—
Genworth Moderate Allocation Fund	5,845	(5,845)	—
Genworth Growth Allocation Fund	29	(29)	—

The Funds intend to utilize provisions of the Federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring: 12/31/17	Capital losses expiring: 12/31/16
Genworth Calamos Growth Fund	$488,256	$128,248
Genworth Columbia Mid Cap Value Fund	337,753	89,175
Genworth Davis NY Venture Fund	169,677	31,332
Genworth Eaton Vance Large Cap Value Fund	2,310,809	253,616

Additionally, at December 31, 2009, the Funds deferred on a tax basis post-October 2009 losses as follows:

	Currency	Capital
Genworth Calamos Growth Fund	$—	$134,807
Genworth Davis NY Venture Fund	331	30,959

	Period Ended December 31, 2009
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Genworth Columbia Mid Cap Value Fund	$231,031	$—	$5,869
Genworth Davis NY Venture Fund	18,224	—	—
Genworth Eaton Vance Large Cap Value Fund	963,506	—	—
Genworth Legg Mason ClearBridge Aggressive Growth Fund	19,720	4	—
Genworth PIMCO StocksPLUS Fund	11,820,952	7,204,997	—
Genworth Goldman Sachs Enhanced Core Bond Index	4,436,592	45,395	—
Genworth Moderate Allocation Fund	11,720	21	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2009.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (unaudited)

	Period Ended December 31, 2008
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Genworth Columbia Mid Cap Value Fund	$124,085	$—
Genworth Davis NY Venture Fund	8,606	—
Genworth Eaton Vance Large Cap Value Fund	259,147	—
Genworth Legg Mason ClearBridge Aggressive Growth Fund	37,754	—

	Period Ended December 31, 2008
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Genworth PIMCO StocksPLUS Fund	$3,226,307	$4,289,393
Genworth Goldman Sachs Enhanced Core Bond Index Fund	375,894	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2008.

At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Calamos Growth Fund	Columbia Mid Cap Value Fund	Davis NY Venture Fund	Eaton Vance Large Cap Value Fund	Legg Mason ClearBridge Aggressive Growth Fund	PIMCO StocksPLUS Fund	Goldman Sachs Enhanced Core Bond Index Fund
Cost of Investments	$8,258,655	$33,165,303	$8,217,117	$82,415,358	$84,230,675	$122,880,346	$106,258,454

Gross Unrealized Appreciation	1,679,408	8,391,147	1,460,028	17,402,051	32,589,737	12,808,816	2,873,439
Gross Unrealized Depreciation	(262,123)	(644,089)	(304,006)	(832,828)	(2,305,188)	(3,235,185)	(692,008)

Net Unrealized Appreciation	1,417,285	7,747,058	1,156,022	16,569,223	30,284,549	9,573,631	2,181,431
Undistributed Ordinary Income	—	—	86	12,314	—	3,534,467	569,778
Undistributed Long-Term Capital Gains	—	—	—	—	—	5,666,022	1,513,790

Total Distributable Earnings	—	—	86	12,314	—	9,200,489	2,083,568

Other Accumulated Gains (Losses)	(751,311)	(426,928)	(232,368)	(2,564,425)	—	1,573,314	—

Total Accumulated Earnings	$665,974	$7,320,130	$923,740	$14,017,112	$30,284,549	$20,347,434	$4,264,999

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010

	Enhanced Small Cap Index Fund	Enhanced International Index Fund	40/60 Index Allocation Fund	60/40 Index Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Cost of Investments	$47,948	$62,019	$127,467	$599,094	$472,827	$151,121

Gross Unrealized Appreciation	783	310	209	194	2,466	22
Gross Unrealized Depreciation	(153)	(199)	(1,188)	(5,852)	(13,545)	(253)

Net Unrealized Appreciation	630	111	(979)	(5,658)	(11,079)	(231)
Undistributed Ordinary Income	163	530	608	2,461	—	54
Undistributed Long-Term Capital Gains	—	—	33	149	1,484	9

Total Distributable Earnings	163	530	641	2,610	1,484	63

Other Accumulated Gains (Losses)	—	—	—	—	—	—

Total Accumulated Earnings	$793	$641	$(338)	$(3,048)	$(9,595)	$(168)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

ADDITIONAL INFORMATION

June 30, 2010 (unaudited)

1. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (UNAUDITED)

The Columbia Mid Cap Value Fund, Davis NY Venture Fund, Eaton Vance Large Cap Value Fund, Legg Mason ClearBridge Aggressive Growth Fund, PIMCO StocksPLUS Fund, Goldman Sachs Enhanced Core Bond Index and Moderate Allocation Fund designated 100%, 100%, 100%, 100%, 0%, 0%, 100%, respectively, of dividends during the fiscal year ended December 31, 2009, as dividends qualifying for the dividends received deduction available to corporate shareholders.

2. PROXY VOTING POLICIES & PROCEDURES & PROXY VOTING RECORD (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available without charge, upon request, by calling (800) 352-9910. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

3. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (800) 352-9910. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330); (ii) sending your request and a duplication fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending our request electronically to publicinfosec.gov.

4. STATEMENT REGARDING THE BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

At a meeting held on June 28, 2010 (the “June Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Genworth Variable Insurance Trust (the “Trust”), including each Trustee that is not an interested person of the Trust or any series thereof (the “Independent Trustees”) conducted a review and considered the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between Genworth Financial Wealth Management, Inc. (“GFWM” ) and the Trust for a term ending September 30, 2010, on behalf of the following series: Calamos Growth Fund, Columbia Mid Cap Value Fund, Davis NY Venture Fund, Eaton Vance Large Cap Value Fund, Legg Mason ClearBridge Aggressive Growth Fund, PIMCO StocksPlus Fund, and Goldman Sachs Enhanced Core Bond Index Fund (each a “Fund”). In addition, the Board considered the renewal of the sub-advisory agreement with respect to each Fund other than the Columbia Mid Cap Value Fund and the Goldman Sachs Enhanced Core Bond Index Fund (each, a “Sub-Advisory Agreement”). The purpose of renewing the Advisory Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) for a term ending September 30, 2010 was to allow the Board to consolidate the annual consideration of advisory agreements with respect to all series of the Trust into a single Board meeting going forward. The Board, including all of the Independent Trustees, determined to approve the renewal of each of the Agreements.

In addition, at a meeting held on March 9, 2010 (the “March Meeting”), the Board considered and approved a new sub-advisory agreement between RiverSource Investments, LLC (now Columbia Management Investment Advisers, LLC) and GFWM, on behalf of the Columbia Mid Cap Value Fund, in the expectation that Columbia Management Advisors, LLC (“CMA”), the then-existing sub-advisor of the Fund, would undergo a change in ownership in the second quarter of 2010 due to the acquisition of the long-term asset management business of Columbia Management Group LLC and its subsidiaries, including CMA, by Ameriprise Financial, Inc. (the “Transaction”). Hereinafter, the entity that is now Columbia Management Investment Advisers, LLC will be referred to as “Columbia Management.”

In connection with the Transaction, which was consummated on April 30, 2010, the sub-advisory agreement that was then in effect between CMA and GFWM with respect to the Fund terminated. The terms of the new sub-advisory agreement with Columbia Management (the “New Columbia Sub-Advisory Agreement”), are identical in

ADDITIONAL INFORMATION (Continued)

June 30, 2010 (unaudited)

all respects to the sub-advisory agreement that had been considered and approved in 2008 and that was in effect with respect to the Fund prior to April 30, 2010. In order to permit Columbia Management to provide investment advisory services to the Fund upon the closing of the Transaction, the Board considered and approved the New Columbia Sub-Advisory Agreement at the March Meeting to become effective upon the closing of the Transaction.

The information, many of the factors considered, and the conclusions that formed the basis of the Board’s approval of the renewal of each Agreement and the approval of the New Columbia Sub-Advisory Agreement are described below. In preparation for the March Meeting and the June Meeting, the Trustees requested, received and considered information relevant to their consideration of each Agreement and the New Columbia Sub-Advisory Agreement. The conclusions to renew the Agreements and to approve the New Columbia Sub-Advisory Agreement were based on a comprehensive evaluation of all of the information available to the Trustees provided and were not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his or her conclusions with respect to the renewal of the Agreements and the approval of the New Columbia Sub-Advisory Agreement.

The Advisory Agreement

The Trustees, assisted by independent legal counsel (“Independent Counsel”), requested and were furnished with materials for purposes of their review. In addition, during the course of the year, the Trustees received a wide variety of materials relating to the services provided by GFWM to the Funds, including (a) reports on the Funds’ investment performance; (b) reports on GFWM’s deliberations and consultations regarding the evaluation of sub-advisors; (c) reports relating to the monitoring of the sub-advisors’ portfolio securities trading and brokerage practices; (d) reports relating to the distribution, sales, and redemptions of Fund shares and related shareholder services; (e) reports relating to the monitoring of the other service providers; (f) compliance reports; and (g) other information relating to the nature, extent and quality of services provided by GFWM to the Funds.

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trust, which included detailed descriptions of the Trustees’ legal duties and obligations in considering whether to approve the renewal of the Advisory Agreement. Prior to approving the renewal of the Advisory Agreement, the Independent Trustees discussed the approval of the renewal of the Advisory Agreement during executive sessions with Independent Counsel, at which no representatives of GFWM were present. The Trustees considered and reached conclusions on a number of factors in making the decisions to approve the renewal of the Advisory Agreement for each Fund. Many of these factors and the Board’s conclusions with respect thereto are described below.

Nature, Quality and Extent of Services

The Board evaluated GFWM’s capabilities in providing the administrative and compliance services needed to support the management of the Funds. In this regard, the Board considered the information provided to them throughout the course of the year during regular meetings of the Board at GFWM’s offices, which included meetings with the Trust’s Chief Compliance Officer at which the Trustees are provided with details regarding GFWM’s compliance functions. The Board also considered the roles of GFWM’s senior management and the extent of their involvement with the Funds, as well as GFWM’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained. Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year, the Board concluded that it was satisfied with the nature, extent and quality of the services that will continue to be provided by GFWM to each Fund.

Investment Performance

The Board considered the overall investment performance of the Funds. The Trustees considered whether the Funds operated within their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions. The Trustees also considered each Fund’s investment performance relative to its respective benchmark index. The Board concluded that it was satisfied with GFWM’s performance record in managing each of the Funds.

ADDITIONAL INFORMATION (Continued)

June 30, 2010 (unaudited)

Advisory Fees, Expenses, and Ancillary Benefits

The Board considered an analysis of the Funds’ fees and expenses. The materials provided to the Board included comparisons of each Fund’s expenses to industry averages and fee schedules for the Funds’ sub-advisors. The Trustees considered the expense limitation arrangement under which GFWM had agreed to limit the Funds’ expenses since their inception. After comparing each Fund’s anticipated fees with industry averages, and in light of the nature, extent and quality of services provided to the Funds by GFWM, as well as the costs incurred by GFWM in rendering those services, the Trustees concluded that the level of fees paid to GFWM with respect to each Fund was reasonable.

The Board also considered the ancillary benefits that accrue to GFWM and its affiliates by virtue of their relationship with each Fund. The Board concluded that these benefits were reasonable.

Profitability and Economies of Scale

The Trustees considered GFWM’s profitability in managing each Fund, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Board concluded that the economies of scale being realized by GFWM, if any, do not mandate the implementation of breakpoints or other changes in the fee structure for any Fund at this time.

Conclusion

Based upon all of the foregoing factors and such other factors as were deemed relevant, the Board, including the Independent Trustees, concluded to approve the renewal of the Advisory Agreement on behalf of each Fund for a term through September 30, 2010.

The Sub-Advisory Agreements

The Trustees, assisted by Independent Counsel, in considering and evaluating the renewal of the Sub-Advisory Agreements for a term ending September 30, 2010, reviewed various materials throughout the year, including, among other things: (a) the quantitative performance of each sub-advisor; (b) GFWM’s evaluation of the nature, extent and quality of the services provided by each sub-advisor; (c) the fee paid to each sub-advisor by GFWM and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders; and (d) benefits to each sub-advisor, such as receipt of research from brokers, that might result from the sub-advisor’s relationship with a Fund.

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trust, which included detailed descriptions of the Trustees’ legal duties and obligations in considering the renewal of the Sub-Advisory Agreements. Prior to approving the renewal of each of the Sub-Advisory Agreements, the Independent Trustees discussed the approval of the renewal of the Sub-Advisory Agreements during executive sessions with Independent Counsel, at which no representatives of GFWM or any of the sub-advisors were present. The Trustees considered, and reached conclusions on, a number of factors in making the decisions to approve the renewal of each Sub-Advisory Agreements. Many of these factors and the Board’s conclusions with respect thereto are set forth below.

Nature, Quality and Extent of Services

The Trustees considered each sub-advisor’s investment management process, including (a) the experience, capability and integrity of the sub-advisor’s management, investment professionals and other personnel; (b) the financial position of the sub-advisor; (c) the quality and commitment of the sub-advisor’s regulatory and legal compliance policies, procedures and systems; and (d) the sub-advisor’s brokerage and trading practices. The Trustees also considered whether each sub-advisor operated within its respective Fund’s investment objective and style and considered each sub-advisor’s record of compliance with applicable investment restrictions. The Trustees concluded

ADDITIONAL INFORMATION (Continued)

June 30, 2010 (unaudited)

that the nature, extent and quality of the services provided by each sub-advisor to their respective Fund are satisfactory.

Investment Performance

The Trustees considered each sub-advisor’s investment performance relative to benchmark indices. The Trustees concluded that each sub-advisor’s performance record in managing its relevant Fund is satisfactory.

Ancillary Benefits

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with a sub-advisor, and benefits to the sub-advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to a sub-advisor or any affiliate by virtue of the sub-advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

Sub-Advisory Fees, Profitability and Economies of Scale

The Trustees considered each sub-advisor’s fee schedule for providing services to its relevant Fund. The Board concluded that the fees to be paid to each sub-advisor are reasonable.

The Trustees did not consider the profitability of the sub-advisors to be a material factor based on representations from GFWM that it negotiates sub-advisory fees with the sub-advisors on an arm’s-length basis. The Trustees considered each sub-advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Board concluded that the economies of scale being realized by the sub-advisors, if any, do not mandate the implementation of breakpoints or other changes in the fee structure for any Fund at this time.

Conclusions

Based on their evaluation of the relevant factors, the Board, including the Independent Trustees, concluded to approve the renewal of each Sub-Advisory Agreement on behalf of each relevant Fund for a term through September 30, 2010.

The New Columbia Sub-Advisory Agreement

During the course of their review, the Trustees considered several factors that they deemed relevant to this process, including the following: the nature, extent and quality of the services to be provided to the Fund by Columbia Management; the compensation to be paid by GFWM to Columbia Management in conjunction with the services to be rendered to the Fund; ancillary benefits to Columbia Management or its affiliates; the anticipated effect of asset growth and economies of scale on the Fund’s expenses, and the fees charged by investment advisors of other comparable funds.

The Trustees considered various materials related to the proposed sub-advisory agreement between GFWM and Columbia Management, including (1) a copy of the proposed form of sub-advisory agreement between Columbia Management and GFWM, on behalf of the Fund; (2) Columbia Management’s responses to GFWM’s due diligence questionnaire, including information on Columbia Management’s investment process; (3) information regarding the amount of the proposed sub-advisory fee payable to Columbia Management; (4) biographical information for the investment professionals that would be responsible for the day-to-day management of the Fund’s portfolio; and (5) information regarding Columbia Management’s compliance policies and other internal procedures. The Trustees also considered the recommendations of GFWM with respect to Columbia Management and the methods and resources GFWM utilizes in its efforts to identify and engage sub-advisors for the Funds.

ADDITIONAL INFORMATION (Continued)

June 30, 2010

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of the services to be provided by Columbia Management to the Fund. The Trustees considered the specific investment process to be employed by Columbia Management in managing the assets of the Fund and the qualifications of Columbia Management’s investment management team with regard to implementing the Fund’s investment mandate. The Board considered Columbia Management’s organization, personnel and operations, noting that following the Transaction no changes to the personnel providing services to the Fund were proposed. The Trustees considered Columbia Management’s ability to render such services based on the experience of its personnel, its proposed operations and resources, in light of the Fund’s investment objective, policies and strategies. The Trustees also considered GFWM’s favorable assessment as to the nature and quality of the sub-advisory services provided by CMA and proposed to be provided by Columbia Management. Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, extent and quality of the sub-advisory services provided by CMA and proposed to be provided by Columbia Management under the New Columbia Sub-Advisory Agreement are satisfactory.

Sub-Advisory Fee, Profitability and Economies of Scale

The Trustees considered the compensation to be paid to Columbia Management by GFWM in conjunction with the services that would be rendered to the Fund. The Trustees also considered comparisons of the fees to be paid by GFWM to Columbia Management with the fees charged by Columbia Management to certain of its other clients. In addition, the Trustees considered GFWM’s reasons for concluding that the fees to be paid to Columbia Management for the services to the Fund were reasonable. The Trustees considered that the sub-advisory fees would be paid by GFWM to Columbia Management and would not be additional fees borne by the Fund. The Board concluded that, in light of the quality and extent of the services to be provided, the proposed fees to be paid to Columbia Management are reasonable.

The Trustees did not consider the profitability of Columbia Management to be a material factor based on representations from GFWM that it has negotiated the sub-advisory fee with Columbia Management on an arm’s-length basis. The Trustees considered the fee schedule, the anticipated effect of asset growth on the Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Board concluded that the economies of scale being realized by Columbia Management, if any, do not mandate the implementation of breakpoints or other changes in the fee structure for the Fund.

Investment Performance

Because there is no anticipated change in investment personnel or investment strategies as a result of the transition to Columbia Management, the Board considered the portfolio managers’ recent investment performance in managing the Fund as a factor in evaluating the New Columbia Sub-Advisory Agreement. The Board compared this performance to a relevant benchmark. The Board concluded that the performance record of CMA in managing the Fund has been satisfactory.

Ancillary Benefits

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with CMA or Columbia Management, and the potential benefits to Columbia Management from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to Columbia Management or any affiliate by virtue of Columbia Management’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

Conclusions

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, approved the New Columbia Sub-Advisory, and the fees to be paid to, Columbia Management for the Fund.

ADDITIONAL INFORMATION (Continued)

June 30, 2010 (unaudited)

5. DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS (UNAUDITED)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David M. Dunford c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1949	Independent Trustee	Indefinite term; Since 2008	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989 – 2001).	13	Director, Bank of Cape Cod.

Paul S. Feinberg c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1942	Independent Trustee	Indefinite term; Since 2008	Retired; formerly, Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990 – 2005) and President, CitiStreet Funds, Inc. (2000 – 2005).	13	None.

John A. Fibiger c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1932	Independent Trustee	Indefinite term; Since 2008	Retired.	14	Trustee, Genworth Financial Asset Management Funds (“GFAM”); Director, Fidelity Life Association (life insurance company); Director, Members Mutual Holding Company.

ADDITIONAL INFORMATION (Continued)

June 30, 2010 (unaudited)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Gurinder S. Ahluwalia(1) c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1965	Trustee	Indefinite term; Since 2008	President & CEO of Genworth Financial Wealth Management (“GFWM”) (2009 – present); Co-Chairman, GFWM (2008 – 2009); Vice Chairman, AssetMark Investment Services, Inc. (2006 – 2008); President and CEO GFAM Funds (2004 – 2008); President and Chairman, Genworth Financial Asset Management, Inc. (2004 – 2008).	14	GFAM Funds; Centurion Capital Group Inc.; Centurion Financial Advisors Inc.; Genworth Financial Trust Company; GFWM, formerly AssetMark Investment Services Inc., and Genworth Financial Asset Management, Inc.

Michael P. Cogswell(1) c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1955	Trustee	Indefinite term; Since 2010	Vice President of Variable Products and Fund Management of Genworth Financial, Inc. (2007 – present); Vice President of Genworth Life and Annuity Insurance Company – GLAIC (2009 – present); Vice President of Genworth Life Insurance Company of New York – GLICNY (2009 – present); Vice President of Market Product Management of Sun Life Financial (2006 – 2007); Director of Business Owner and Non-Qualified Deferred Compensation Plans of Merrill Lynch Retirement Group (2003 – 2006); Director of Merrill Lynch Insurance Group Variable Insurance Trust (2002 – 2006).	13	None.

ADDITIONAL INFORMATION (Continued)

June 30, 2010 (unaudited)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Carrie E. Hansen c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1970	President	Annually – renewed 1-Year term Since 2008	President, AssetMark Funds ( 2007 – present); President, GFAM Funds (2008 – present); Senior Vice President and Chief Operations Officer, GFWM (2008 – present); Chairman, Genworth Financial Trust Company (2008 – present); Senior Vice President and Managing Director, AssetMark Funds (2007 – 2008); Treasurer and Chief Compliance Officer, GFAM Funds (2007 – 2008); Chief Compliance Officer, AssetMark Funds (2005 – 2008); Treasurer, AssetMark Funds (2001 – 2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly, AssetMark Investment Services, Inc. (2004 – 2007).	N/A	N/A

Starr E. Frohlich c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1972	Vice President, Treasurer	Annually – renewed 1-Year term Since 2010	Vice President and Treasurer, AssetMark and GFAM Funds (March 2010 – present); Director of Fund Administration, GFWM (March 2010 – present); Vice President, U.S. Bancorp Fund Services, LLC (1997 – 2010).	N/A	N/A

ADDITIONAL INFORMATION (Continued)

June 30, 2010 (unaudited)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Christine Villas-Chernak c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1968	Deputy Chief Compliance Officer; Secretary	Annually – renewed 1-Year term Since 2008	Deputy Chief Compliance Officer, AssetMark Funds (2009 – present); Secretary, AssetMark Funds (2006 – present) and GFAM Funds (2009 – present); Senior Compliance Officer, GFWM (2005 – 2009); Fund Administration & Compliance Manager, GFWM, formerly, AssetMark Investment Services, Inc. (2004 – 2005); Fund Administration & Compliance Specialist, GFWM, formerly, AssetMark Investment Services, Inc. (2002 – 2004).	N/A	N/A

Deborah Djeu c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of Birth: 1962	Vice President; Chief Compliance Officer; AML Compliance Officer;	Annually – renewed 1-Year term Since 2008	Vice President, Chief Compliance Officer and AML Compliance Officer, AssetMark Funds and GFAM Funds (2008 – present); and Deputy Chief Compliance Officer, AssetMark Funds (2007 – 2008); Compliance Manager, GE Money (2006 – 2007); Vice President, Wells Fargo Investments LLC (2004 – 2006).	N/A	N/A

The Trust’s statement of additional information includes additional information about the Trustees and can be obtained, without charge, upon request, by calling (800) 352-9910 or contact your variable contract provider.

(1)	Mr. Ahluwalia and Mr. Cogswell are trustees who are “interested persons” of the Trust as defined in the 1940 Act because they are officers of Genworth Financial or certain of its affiliates.

6. RESULTS OF SHAREHOLDER MEETING

At a special joint meeting of the shareholders of the Genworth Putnam International Capital Opportunities Fund and Genworth Thornburg International Value Fund (each a “Transferor Fund” and, together, the “Transfer or Funds”), held on April 27, 2010, the shareholders of each Transferor Fund approved a Plan of Reorganization that provided for

ADDITIONAL INFORMATION (Continued)

June 30, 2010 (unaudited)

the reorganization of each Transferor Fund into the Genworth Enhanced International Index Fund (the “Acquiring Fund”). The proposal and the results of the voting at the shareholder meeting were as follows:

Proposal: To approve a Plan of Reorganization that contemplates: (i) the reduction of the portfolio holdings of each of the Transferor Funds to cash; (ii) the acquisition by the Acquiring Fund of substantially all of each Transferor Fund’s assets in exchange for shares of beneficial Interest of the Acquiring Fund; (iii) the pro rata distribution by each Transferor Fund to its shareholders of shares of the Acquiring Fund in liquidation of such Transferor Fund; and (iv) the subsequent termination of each Transferor Fund.

Genworth Putnam International Capital Opportunities Fund	Shares Voted	% of Outstanding Shares
For	2,240,267.335	89.47%
Against	87,924.097	3.51%
Abstain	175,831.569	7.02%
Broker Non-Votes	0.000	0.00%

Total	2,504,023.000	100.00%

Genworth Thornburg International Value Fund	Shares Voted	% of Outstanding Shares
For	3,952,711.382	89.95%
Against	127,836.341	2.91%
Abstain	313,713.277	7.14%
Broker Non-Votes	0.000	0.00%

Total	4,394,261.000	100.00%

Investment Advisor

Genworth Financial Wealth Management, Inc.

2300 Contra Costa Blvd., Suite 600

Pleasant Hill, CA 94523

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

KPMG LLP

777 East Wisconsin Avenue

Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

Capital Brokerage Corporation

6620 West Broad Street

Building 2

Richmond, VA 23230

Member FINRA

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

The Funds serve as underlying investment options for certain variable annuity separate accounts of insurance companies, including affiliates of Genworth Financial, Inc., and for certain qualified retirement plans.

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s officers who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Genworth Variable Insurance Trust

By (Signature and Title)             /s/ Carrie E. Hansen

                                               Carrie E. Hansen, Principal Executive Officer/President

Date             8/24/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)             /s/ Carrie E. Hansen

                                               Carrie E. Hansen, Principal Executive Officer/President

Date             8/24/2010

By (Signature and Title)             /s/ Starr E. Frohlich

                                               Starr E. Frohlich, Principal Financial Officer/Treasurer

Date             8/24/2010